GE INSTITUTIONAL FUNDS

    SEMI-ANNUAL REPORT
                                                                  March 31, 2000

[GE LOGO OMITTED]
WE BRING GOOD THINGS TO LIFE.

                                                          GE INSTITUTIONAL FUNDS
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UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT ..........................................    1

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
     GE Institutional Funds' Portfolio Managers' Q&A and Schedules of Investments

     EQUITY FUNDS

         U.S. EQUITY FUND ............................................    2

         S&P 500 INDEX FUND ..........................................    7

         PREMIER GROWTH EQUITY FUND ..................................   14

         VALUE EQUITY FUND ...........................................   17

         MID-CAP GROWTH FUND .........................................   21

         MID-CAP VALUE EQUITY FUND ...................................   25

         SMALL-CAP VALUE EQUITY FUND .................................   28

         INTERNATIONAL EQUITY FUND ...................................   31

         EUROPE EQUITY FUND ..........................................   36

         EMERGING MARKETS FUND .......................................   40

         STRATEGIC INVESTMENT FUND ...................................   46


     INCOME FUNDS ....................................................   50

         INCOME FUND

         MONEY MARKET FUND

     NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF

        INVESTMENTS ..................................................   59

FINANCIAL STATEMENTS

     Financial Highlights ............................................   60

     Notes to Financial Highlights ...................................   63

     Statements of Assets and Liabilities,
     Operations, and Changes in Net Assets ...........................   64

NOTES

     Notes to Financial Statements ...................................   72

GE INSTITUTIONAL FUNDS' INVESTMENT TEAM ..................INSIDE BACK COVER



This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the six-month period ended March 31, 2000 for the GE Institutional Funds. During the period three Funds commenced operations: GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND, GE INSTITUTIONAL STRATEGIC INVESTMENT FUND and GE INSTITUTIONAL VALUE EQUITY FUND.

On April 28, 2000, two new Fund options were added, GE INSTITUTIONAL PREMIER INTERNATIONAL EQUITY FUND and GE INSTITUTIONAL PREMIER RESEARCH EQUITY FUND. Each of these Funds invest in a more limited number of securities -- typically 30 to 40 quality stocks -- instead of investing in the 100 plus stocks like the average mutual fund portfolio. For more complete information about the new GE Institutional Funds, obtain the current Prospectus (dated April 28, 2000), which contains details on objectives, investment restrictions, fees and expenses. Read it carefully before you invest.

MARKET OVERVIEW
Over the past six months the U.S. equity markets have been particularly volatile and narrowly focused on the technology sector. The S&P 500 had gains of 15% for the quarter ended December 31, 1999 and 2.5% for the quarter ended March 31, 2000. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster during the quarter. Even after Y2K fears subsided and despite strong fourth quarter earnings results, the S&P 500 initially had declined by 16% through mid-February as investors remained on the sidelines before the late quarter rally. International equity markets have behaved in much the same way with areas like technology, telecom, and media garnering investor attention.

The Federal Reserve increased interest rates three times during the six months ended March 31, 2000 as the pace of economic activity rekindled fears of inflation. These rate increases continue to have a significant impact on bond values and bond returns as well as on the U.S. equity markets.

MARKET OUTLOOK
In general, the earnings for S&P 500 companies were very good for 1999, coming in at $51 per share, which represented 14% growth over 1998. The 2000 consensus earnings estimate for the S&P 500 is now approaching 11%, and 2001 consensus earnings are estimated to be up approximately 8%. First quarter earnings are anticipated to be strong given very few announcements regarding earnings disappointments. Offsetting this positive outlook, the Federal Reserve's commitment to a "gradual adjustment to a more balanced noninflationary growth" scenario is likely to continue to challenge the U.S. equity markets over the near term. Our investment philosophy, therefore, continues to be one of diversification with a neutral bias to stocks, as demonstrated in the GE Institutional Strategic Investment Fund.

YEAR 2000
Lastly, a comment on the Year 2000 issue. To date, we have not experienced any significant disruptions to our financial or operating activities caused by failure of the computerized systems from Year 2000 issues but we continue to be diligent in our review of systems.

Thank you for your continued investment in the GE Institutional Funds. We look forward to helping you serve your financial needs in the future.

Sincerely,

/S/SIGNATURE


Michael J. Cosgrove

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE INVESTMENTS AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                                U.S. EQUITY FUND
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Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY INVESTMENT PROCESS AT GE ASSET MANAGEMENT WITH TOTAL U.S. EQUITY ASSETS OF APPROXIMATELY $40 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE ASSET MANAGEMENT. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The U.S. Equity Fund posted a return of 14.32% for the six-month period ended March 31, 2000 while the Standard & Poor's 500 Composite Price Index returned 17.78% for the same period.


Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The Fund underperformed the benchmark because of an underweighting in technology and one segment of the utilities sector. Another area that detracted from performance was the consumer stable sector which pulled back during this period. The Fund was overweight and had solid stock selection in several sectors including capital goods, consumer cyclical, and financial.


Q. WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Our investments in the financial sector did well over the six month period ended March 31, 2000. We were overweight this sector and had positive stock selection. Among financial stocks, consumer spending and strong financial markets continued to drive earnings for these companies. Our holdings in Citigroup, Morgan Stanley Dean Witter, and Goldman Sachs were all beneficiaries of these trends.

    Our technology holdings did well despite an underweighting of the sector due to valuation concerns. In particular, Analog Devices, Applied Materials, Intel and EMC all contributed positively. In addition, avoiding stocks such as Yahoo, AOL, Qualcomm, and 3COM also helped performance during this period. Although our holdings did well, the market was very narrow and we just could not own enough technology issues to get to a market weight because of our valuation discipline. We believe valuations are very important in technology and will continue to look for those companies with sustainable business models and attractive valuations for the long term.

    Consumer cyclical companies also did well as entertainment, broadcast media, commercial services, and retailers all posted higher returns for the period. Holdings such as Liberty Media, NTL Inc, and Interpublic Group showed very good performance. In addition, holdings such as Wal-Mart and Target did particularly well given healthy consumer spending. The capital goods area also provided a boost to performance due to strong stock selection with companies like Molex, Dover, and Martin Marietta Materials all delivering good performance. In addition, our energy sector overweight and stock selections within the sector contributed positively to performance. In particular, Schlumberger, Exxon Mobil, and Nabors all benefited from rising oil prices over the period.

    The consumer stable and utilities sectors contributed negatively to performance. Within consumer stables, health care stocks, household products, and some beverage stocks were all down during this period. The utility sector was positive for the six months ended March 31, 2000, however, it was the natural gas industry that boosted performance the most and we were underweight in this area. Our holdings in the long distance telecom sector, however, helped to mitigate the losses with Vodafone, Global Crossing, and U.S. West as notable contributors.

2
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                                                                U.S. EQUITY FUND
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Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?

A. Over the past six months the markets have been particularly volatile and narrowly focused on technology. The S&P 500 had gains of 15% for the quarter ended December 31, 1999 following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster in the quarter ended March 31, 2000. This is evident in the disparate returns of the major averages for the quarter as the DJIA was down 4.8%, the S&P 500 up 2.5%, and the NASDAQ up 12.4%.
    In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The U.S. economy's strong underpinnings are encouraging for the long term. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies should produce healthy earnings over the next few quarters. The market will continue to be volatile although this should be beneficial as the speculative excesses are eliminated. With the Fund broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned for the volatility that we expect for the remainder of the year.

                                                                U.S. EQUITY FUND
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--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
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                              [LINE GRAPH OMITTED]
      U.S. EQUITY FUND    S&P 500
11/25/97 10000.00        10000.00
   12/97 10298.16        10168.40
    3/98 11529.14        11588.04
    6/98 11819.37        11972.16
    9/98 10628.43        10787.78
   12/98 12743.71        13086.53
    3/99 13467.20        13735.95
    6/99 14562.76        14691.87
    9/99 13632.57        13787.60
   12/99 15264.48        15843.46
    3/00 15585.02        16238.69

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                           AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------


                        SIX      ONE     SINCE
                       MONTHS   YEAR   INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund       14.32%   15.73%   20.78%     11/25/97
--------------------------------------------------------------------------------
S&P 500                17.78%   18.17%   22.93%
--------------------------------------------------------------------------------



                               INVESTMENT PROFILE
                                  A mutual fund
                                  designed for
                               investors who seek
                                long-term growth
                                  of capital by
                                    investing
                                  primarily in
                                equity securities
                               of U.S. companies.

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                                SECTOR ALLOCATION
                              AS OF MARCH 31, 2000
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                               [PIE GRAPH OMITTED]

                                TECHNOLOGY 27.5%
                            FINANCIAL SERVICES 15.8%
                                 CONSUMER 12.6%
                                HEALTHCARE 10.8%
                               CAPITAL GOODS 8.3%
                                 UTILITIES 8.3%
                                   ENERGY 7.0%
                                RETAIL TRADE 5.4%
                              BASIC MATERIALS 2.0%
                               TRANSPORTATION 1.5%
                               CASH & OTHER 0.8%*
*INCLUDES CASH EQUALIZED BY FUTURES OF 0.28%.


--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Intel Corp.                                         4.11%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  3.81%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.71%
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   Microsoft Corp.                                     2.79%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.26%
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   Merck & Co. Inc.                                    2.10%
--------------------------------------------------------------------------------
   First Data Corp.                                    2.04%
--------------------------------------------------------------------------------
   Applied Materials Inc.                              1.95%
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   Bristol-Myers Squibb Co.                            1.54%
--------------------------------------------------------------------------------
   Target Corp.                                        1.51%
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  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                             GE U.S. EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.0%

Airgas Inc. ........................  10,992 $       91,371(a)
Barrick Gold Corp. .................  39,970        627,029
Champion International Corp. .......  15,538        827,399
Du Pont de Nemours (E.I.) & Co. ....   8,793        464,930
Mead Corp. .........................  11,192        391,021
Newmont Mining Corp. ...............  59,955      1,345,240
PPG Industries Inc. ................   9,993        522,759
Rayonier Inc. ......................  13,391        652,811
Weyerhaeuser Co. ...................   7,594        432,858
                                                  5,355,418

CAPITAL GOODS -- 8.3%

Boeing Co. .........................   8,793        333,584
Deere & Co. ........................   9,592        364,496
Dover Corp. ........................  80,539      3,855,805
Eaton Corp. ........................   6,795        530,010
Emerson Electric Co. ...............  45,691      2,415,912
General Dynamics Corp. .............  13,190        656,202
Honeywell International Inc. .......  55,676      2,933,429(e)
Hubbell Inc. (Class B) .............  34,381        941,180
Ingersoll-Rand Co. .................   9,744        431,172
Martin Marietta Materials Inc. .....  24,240      1,151,400
Masco Corp. ........................  18,386        376,913
Molex Inc. (Class A) ...............  55,858      2,478,699
Parker Hannifin Corp. ..............  11,592        478,894
Textron Inc. .......................  40,474      2,463,855
United Technologies Corp. ..........  36,773      2,323,594
Waste Management Inc. ..............  45,306        620,126
                                                 22,355,271

CONSUMER - CYCLICAL -- 8.5%

AT&T Corp. - Liberty Media
   Group (Class A) .................  57,957      3,433,952(a)
Carnival Corp. (Class A) ...........  16,588        411,590
Catalina Marketing Corp. ...........  14,589      1,477,136(a)
Comcast Corp. (Class A) ............  59,356      2,574,567
Ford Motor Co. .....................  15,988        734,449
Gannett Co. Inc. ...................  33,174      2,334,620
Harman International
   Industries Inc. .................   2,190        131,400
Interpublic Group Cos. Inc. ........  59,164      2,795,499
Knight-Ridder Inc. .................  17,587        895,838
McDonald's Corp. ...................  65,750      2,469,734
NTL Inc. ...........................  33,875      3,144,023(a)
The Walt Disney Co. ................  56,038      2,318,572
Time Warner Inc. ...................   1,981        198,100
                                                 22,919,480

CONSUMER - STABLE -- 4.1%

Anheuser Busch Cos. Inc. ...........  13,588        845,853
Avon Products Inc. .................  16,188        470,464
Bestfoods ..........................  10,792        505,200
Colgate-Palmolive Co. ..............   5,116        288,415
Energizer Holdings Inc. ............   2,198         50,966(a)


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
General Mills Inc. .................  18,386  $     665,343
Gillette Co. .......................  19,386        730,610
Heinz (H.J.) Co. ...................  11,991        418,186
Pepsico Inc. .......................  81,138      2,804,332
Philip Morris Cos. Inc. ............  16,068        339,436
Procter & Gamble Co. ...............  22,383      1,259,044
Ralston Purina Co. .................  74,343      2,035,140
Sara Lee Corp. .....................  37,970        683,460
                                                 11,096,449

ENERGY -- 7.0%

Anadarko Petroleum Corp. ...........  11,791        456,164
Baker Hughes Inc. ..................  20,385        616,646
BP Amoco PLC ADR ...................   8,794        466,632
Burlington Resources Inc. ..........  22,519        833,203
Calpine Corp. ......................   3,010        282,940(a)
Chevron Corp. ......................   9,193        849,778
Conoco Inc. (Class B) ..............  31,976        819,385
Exxon Mobil Corp. ..................  78,170      6,082,603
Halliburton Co. ....................  23,982        983,262
Nabors Industries Inc. .............   9,993        387,853(a)
Royal Dutch Petroleum Co. ADR ......  35,973      2,070,696
Schlumberger Ltd. ..................  36,009      2,754,689
Texaco Inc. ........................   7,195        385,832
Transocean Sedco Forex Inc. ........   3,397        174,309
Unocal Corp. .......................  38,171      1,135,587
USX-Marathon Group .................  17,987        468,786
                                                 18,768,365

FINANCIAL -- 12.4%

American Express Co. ...............  14,389      2,143,062
Associates First Capital
   Corp. (Class A) .................  54,958      1,178,162
AXA Financial Inc. .................  14,389        516,205
Bank of America Corp. ..............  52,160      2,735,140
Bank One Corp. .....................   1,798         61,806
Chase Manhattan Corp. ..............  23,862      2,080,468
Citigroup Inc. ..................... 168,533      9,996,114(e)
Countrywide Credit Industries Inc. .   6,995        190,614
Federal National Mortgage Assoc. ...  58,876      3,322,814
Fidelity National Financial Inc. ...  11,981        165,492
FleetBoston Financial Corp. ........  45,519      1,661,443
Goldman Sachs Group Inc. ...........   7,994        840,369
Lehman Brothers Holdings Inc. ......  12,630      1,225,110
Morgan Stanley, Dean
   Witter & Co. ....................  47,964      3,912,064
PNC Bank Corp. .....................  22,025        992,502
State Street Corp. .................  11,080      1,073,375(f)
United States Bancorp. .............  23,982        524,606
Wells Fargo & Co. ..................  19,986        818,177
                                                 33,437,523

HEALTHCARE -- 10.8%

Abbott Laboratories ................  48,963      1,722,886
Allergan Inc. ......................   3,164        158,200
American Home Products Corp. .......  12,191        653,742
Amgen Inc. .........................  23,982      1,471,895(a)
Bristol-Myers Squibb Co. ...........  71,946      4,154,881
Cardinal Health Inc. ...............  87,335      4,006,493
Dentsply International Inc. ........  11,192        317,573
Eli Lilly & Co. ....................  15,189        956,907
Henry Schein Inc. ..................  19,186        310,573(a)
Johnson & Johnson ..................  35,213      2,467,111
Lincare Holdings Inc. ..............  24,399        692,322(a)

------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                             GE U.S. EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Merck & Co. Inc. ...................  91,132  $   5,661,575
Omnicare Inc. ......................   7,195         86,790
Pfizer Inc. ........................  24,182        884,154
Pharmacia & Upjohn Inc. ............  11,192        663,126
Schering Plough Corp. ..............  29,977      1,101,655
Shire Pharmaceuticals Group
   PLC ADR .........................   1,797         92,096(a)
Sybron International Corp. .........  32,400        939,600(a)
Warner-Lambert Co. .................  16,667      1,625,033
Watson Pharmaceuticals Inc. ........  31,656      1,256,348(a)
                                                 29,222,960

INSURANCE -- 3.4%

AFLAC Inc. .........................   3,598        163,934
American International
   Group Inc. ......................  25,081      2,746,369(e)
Berkshire Hathaway Inc. (Class B) ..     304        553,280(a)
Chubb Corp. ........................  18,466      1,247,609
Hartford Financial Services
   Group Inc. ......................  28,812      1,519,833
Lincoln National Corp. .............  10,792        361,532
Loews Corp. ........................   6,195        309,750
Marsh & McLennan Cos. Inc. .........  10,712      1,181,668
Reliastar Financial Corp. ..........  13,990        473,911
St. Paul Cos. Inc. .................  17,587        600,156
                                                  9,158,042

RETAIL TRADE -- 5.4%

Costco Wholesale Corp. .............   9,194        483,260(a)
CVS Corp. ..........................  41,370      1,553,961
Federated Department Stores Inc. ...  28,379      1,184,823(a)
Home Depot Inc. ....................  39,371      2,539,430
Lowe's Cos. Inc. ...................  34,374      2,006,582
Target Corp. .......................  54,439      4,069,315
Wal-Mart Stores Inc. ...............  51,961      2,883,835
                                                 14,721,206

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 18.7%

Analog Devices Inc. ................  40,802      3,287,111(a)
Applied Materials Inc. .............  55,880      5,266,690(a)
Cisco Systems Inc. ................. 133,019     10,284,031(a)
Dell Computer Corp. ................  72,547      3,913,004(a)
Hewlett Packard Co. ................   6,395        847,737
Intel Corp. ........................  83,937     11,074,438
International Business
   Machines Corp. ..................  17,987      2,122,466
Lucent Technologies Inc. ...........  38,211      2,321,318
Motorola Inc. ......................  14,708      2,094,052
Nortel Networks Corp. ..............  27,499      3,464,874
PerkinElmer Inc. ...................   6,795        451,868
Pitney Bowes Inc. ..................  36,972      1,652,186
Sun Microsystems Inc. ..............  22,263      2,086,113(a)
Tellabs Inc. .......................   5,996        377,654(a)
Texas Instruments Inc. .............   7,994      1,279,040
                                                 50,522,582

TECHNOLOGY - SOFTWARE & SERVICES -- 8.8%

Automatic Data Processing Inc. .....  46,845      2,260,271
EMC Corp. ..........................  29,733      3,716,625(a)
Equifax Inc. ....................... 109,343      2,760,911


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
First Data Corp. ................... 124,142 $    5,493,283
Microsoft Corp. ....................  70,948      7,538,225(a)
Unisys Corp. .......................  73,145      1,865,198(a)
                                                 23,634,513

TRANSPORTATION -- 1.5%

Burlington Northern
   Santa Fe Corp. ..................  47,964      1,061,204
Canadian Pacific Ltd. ..............  36,006        805,634
Continental Airlines Inc. (Class B)   20,585        841,412(a)
Delta Air Lines Inc. ...............  17,588        936,561
United Parcel Service
   Inc. (Class B) ..................   7,195        453,285
                                                  4,098,096

UTILITIES -- 8.3%

Alltel Corp. .......................  12,007        757,191
AT&T Corp. .........................  42,624      2,397,600
Bell Atlantic Corp. ................  19,186      1,172,744
Duke Energy Corp. ..................  20,984      1,101,660
Edison International ...............  31,975        529,586
El Paso Energy Corp. ...............  24,382        984,423
Enron Corp. ........................   7,338        549,433
FPL Group Inc. .....................   8,794        405,074
Global Crossing Ltd. ...............  21,983        899,929(a)
GTE Corp. ..........................  39,351      2,793,921
MCI WorldCom Inc. ..................  18,386        833,116(a)
New Century Energies Inc. ..........  32,775        985,298
SBC Communications Inc. ............  88,574      3,720,108
Sprint Corp. .......................  23,383      1,473,129
U.S. WEST Inc. .....................  28,414      2,063,567
Vodafone AirTouch PLC ADR ..........  29,379      1,632,371
                                                 22,299,150

TOTAL INVESTMENTS IN SECURITIES
   (COST $230,783,125) .............            267,589,055


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.5%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $1,386,982) ..............1,386,982      1,386,982

OTHER ASSETS AND LIABILITIES,
   NET 0.3% .......................                 749,733
                                               ------------

NET ASSETS-- 100% .................            $269,725,770
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following short Futures Contracts open at March 31, 2000:

                             NUMBER
              EXPIRATION       OF      UNDERLYING   UNREALIZED
DESCRIPTION      DATE       CONTRACTS  FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P 500        June 2000        2      $(757,650)     $(775)

--------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A


JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $723 BILLION. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.


Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The S&P 500 Index Fund had a return of 18.11% for the six-month period ended March 31, 2000 while the S&P 500 Index returned 17.78% for the same period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. Due to the relatively small size of the Fund's portfolio during a portion of the time period referenced, the Fund utilized an optimization technique and therefore did not hold all of the securities in the S&P 500 Index. The Fund's outperformance is primarily a result of this optimization technique. As a result of this technique, slight misweights of securities to the benchmark occurred and most of the bottom portion of the Index was not held. The performance of these stocks comprising the bottom portion of the Index generally lagged relative to the S&P 500 Index. Omitting those stocks and the other misweights contributed to the outperformance of the Fund relative to the S&P 500 Index. The Fund also received considerable contributions during the later part of the first quarter 2000. The investment of those new assets also contributed to performance.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. As described above, we have been utilizing an optimization technique. During the month of March 2000, however, the Fund experienced significant cash flow resulting in net assets of approximately $150 million. That growth in assets has permitted us to use full replication. With full replication, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. It is anticipated that this methodology will provide tighter and more consistent tracking with the performance of the Index.

Q.  WHICH INVESTMENTS STAND OUT?

A. Over the past six months technology stocks have dominated the headlines as well as the S&P 500 Index. The best performing stock in the Index over that time frame was Network Appliance which returned an incredible 362.12%. The software company Oracle also continued to dazzle Wall Street by posting a return of 243.13%. Raytheon and Rite Aid had a difficult six months as they posted returns of -63.42% and -58.44%, respectively. Proctor & Gamble made headline news in the first quarter 2000 when it announced that it missed earning estimates. Investors responding by selling the stock as P&G posted a return of -48.14% in the first quarter.

    Technology continued to dominate the Index. However, despite the spectacular returns of high flying stocks in the first quarter of 2000 such as Scientific-Atlanta, +126.45%, and LSI Logic, +115.18%, larger capitalization names had a greater influence on the overall return of the S&P 500 Index. Intel and Cisco Systems both had strong first quarters, recording returns of 60.33% and 44.34% respectively. By virtue of their size in the Index and despite the lower returns, those two stocks provided most of the performance of the index for the first quarter of 2000. At the end of the quarter, Intel comprised 3.46% of the Index and Cisco was 4.15%. At one point Cisco actually eclipsed Microsoft as the largest company in the S&P 500. In a capitalization weighted portfolio, the larger securities will exert greater influence on the overall return of the Index than smaller companies. In this quarter, despite performing much better than Intel and Cisco, Scientific-Atlanta and LSI Logic, at weights of 0.08% and 0.17% respectively, had less of an impact.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Assuming the Fund remains at or above its current asset size, we expect the Fund to remain fully invested to the S&P 500 Index and to closely track the performance of the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

    S&P 500 INDEX FUND     S&P 500
11/25/97 10000.00        10000.00
12/97    10212.03        10168.40
3/98     11643.72        11588.04
6/98     12044.19        11972.16
9/98     10862.80        10787.78
12/98    13198.03        13086.53
3/99     13888.39        13735.95
6/99     14873.17        14691.87
9/99     13949.31        13787.60
12/99    15993.98        15843.46
3/00     16475.47        16238.69


--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------


                        SIX      ONE     SINCE
                        MONTHS  YEAR   INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
S&P 500 Index Fund     18.11%  18.63%    23.68%     11/25/97
--------------------------------------------------------------------------------
S&P 500                17.78%  18.17%    22.93%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
             A mutual fund designed for investors who seek growth of
           capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock
           Price Index by investing primarily in equity securities of companies contained in that Index.


--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                               [PIE GRAPH OMITTED]
                                TECHNOLOGY 33.1%
                            FINANCIAL SERVICES 12.6%
                                 CONSUMER 12.1%
                                 UTILITIES 9.7%
                                 HEALTHCARE 8.8%
                               CAPITAL GOODS 7.6%
                                RETAIL TRADE 5.7%
                                   ENERGY 5.3%
                              BASIC MATERIALS 2.6%
                               CASH & OTHER 1.9%*
                               TRANSPORTATION 0.6%
*INCLUDES CASH EQUALIZED BY FUTURES OF 2.1%.


--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Microsoft Corp.                                     4.26%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  4.07%
--------------------------------------------------------------------------------
   General Electric Co.                                3.92%
--------------------------------------------------------------------------------
   Intel Corp.                                         3.39%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.07%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                                1.90%
--------------------------------------------------------------------------------
   Oracle Systems Corp.                                1.69%
--------------------------------------------------------------------------------
   International Business Machines Corp.               1.64%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      1.54%
--------------------------------------------------------------------------------
   Lucent Technologies Inc.                            1.49%
--------------------------------------------------------------------------------


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           GE S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                               S&P 500 INDEX FUND

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 2.6%

Air Products & Chemicals Inc. ....     2,600   $     73,937
Alcan Aluminum Ltd................     2,500         84,687
Alcoa Inc.........................     4,200        295,050
Allegheny Technologies Inc........     1,200         24,075
Arch Coal Inc.....................       221          1,550
Avery Dennison Corp...............     1,300         79,381
Barrick Gold Corp.................     4,400         69,025
Bethlehem Steel Corp..............     1,700         10,200(a)
Boise Cascade Corp................       700         24,325
Champion International Corp.......     1,100         58,575
Crown Cork & Seal Inc.............     1,700         27,200
Dow Chemical Co...................     2,500        285,000
Du Pont de Nemours (E.I.) & Co....    11,803        624,084
Eastman Chemical Co...............       900         40,950
Ecolab Inc........................     1,500         55,031
Engelhard Corp....................     1,600         24,200
FMC Corp..........................       400         22,600(a)
Fort James Corp...................     2,500         55,000
Freeport McMoran Copper
   & Gold Inc. (Class B) .........     2,100         25,331
Georgia Pacific Corp..............     1,900         75,169
Great Lakes Chemical Corp.........       700         23,800
Hercules Inc......................     1,400         22,575
Homestake Mining Co...............     3,400         20,400
Inco Ltd..........................     2,200         40,288
International Paper Co............     4,697        200,797
Louisiana-Pacific Corp............     1,400         19,425
Mead Corp.........................     1,100         38,431
Millipore Corp....................       500         28,219
Monsanto Co.......................     7,200        370,800
Newmont Mining Corp...............     1,900         42,631
Nucor Corp........................     1,000         50,000
Owens-Illinois Inc................     1,700         28,688(a)
Pall Corp.........................     1,300         29,169
Phelps Dodge Corp.................       900         42,750
Placer Dome Inc...................     3,500         28,438
Potlatch Corp.....................       400         17,200
PPG Industries Inc................     2,000        104,625
Praxair Inc.......................     1,800         74,925
Reynolds Metals Co................       700         46,812
Rohm & Haas Co....................     2,500        111,562
Sealed Air Corp...................       900         48,881(a)
Sherwin-Williams Co...............     1,900         41,681
Sigma-Aldrich Corp................     1,300         34,938
The B.F. Goodrich Co..............     1,400         40,163
Union Carbide Corp................     1,500         87,469
USX-U.S. Steel Group Inc..........     1,000         25,000
W.R. Grace & Co...................       900         11,419(a)
Westvaco Corp.....................     1,200         40,050
Weyerhaeuser Co...................     2,700        153,900
Willamette Industries Inc.........     1,200         48,150
Worthington Industries Inc........     1,200         14,850
                                                  3,843,406

CAPITAL GOODS -- 7.6%

Allied Waste Industries Inc.......     2,500         16,406(a)
Armstrong World Industries Inc....       500          8,938


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Boeing Co.........................     9,800  $     371,787
Briggs & Stratton Corp............       300         12,338
Caterpillar Inc...................     4,000        157,750
Centex Corp.......................       800         19,050
Cooper Industries Inc.............     1,000         35,000
Corning Inc.......................     3,100        601,400
Crane Co..........................       900         21,206
Cummins Engine Co. Inc............       500         18,781
Danaher Corp......................     1,600         81,600
Deere & Co........................     2,600         98,800
Dover Corp........................     2,300        110,112
Eaton Corp........................       800         62,400
Emerson Electric Co...............     4,900        259,087
Fluor Corp........................       800         24,800
General Dynamics Corp.............     2,300        114,425
General Electric Co...............    37,300      5,788,494(e)
Grainger (W.W.) Inc...............     1,100         59,675
Honeywell International Inc.......     9,050        476,822
Illinois Tool Works Inc...........     3,400        187,850
Ingersoll-Rand Co.................     1,800         79,650
Johnson Controls Inc..............     1,000         54,063
Kaufman & Broad Home Corp.........       600         12,863
Lockheed Martin Corp..............     4,500         91,969
McDermott International Inc.......       800          7,350
Milacron Inc......................       500          7,219
Minnesota Mining & Manufacturing Co.   4,500        398,531
Molex Inc.........................     2,250        132,187
NACCO Industries Inc. (Class A)...       100          4,794
National Service Industries Inc...       500         10,531
Navistar International Corp. Inc..       800         32,100(a)
Northrop Grumman Corp.............       800         42,350
Owens Corning.....................       700         13,563
PACCAR Inc........................       900         45,000
Parker Hannifin Corp..............     1,200         49,575
Pulte Corp........................       600         12,525
Raytheon Co. (Class B)............     3,800         67,450
Rockwell International Corp.......     2,200         91,988
Textron Inc.......................     1,700        103,487
The Timken Co.....................       800         13,000
Thermo Electron Corp..............     1,800         36,675(a)
Thomas & Betts Corp...............       800         22,600
Tyco International Ltd............    19,198        957,500
United Technologies Corp..........     5,400        341,212
Vulcan Materials Co...............     1,200         54,975
Waste Management Inc..............     6,970         95,402
                                                 11,305,280

CONSUMER - CYCLICAL -- 6.2%

American Greetings Corp. (Class A)       800         14,600
Bed Bath & Beyond Inc.............     1,600         63,000(a)
Black & Decker Corp...............     1,100         41,319
Block H & R Inc...................     1,100         49,225
Brunswick Corp....................     1,200         22,725
Carnival Corp. (Class A)..........     7,000        173,687
CBS Corp..........................     8,600        486,975(a)
Cendant Corp......................     8,138        150,553(a)
Clear Channel  Communications Inc.     3,900        269,344(a)
Comcast Corp. (Class A)...........    10,500        455,437
Cooper Tire & Rubber Co...........     1,000         12,563
Dana Corp.........................     1,900         53,556
Delphi Automotive Systems Corp....     6,418        102,688
Deluxe Corp.......................       800         21,200
Donnelley (R.R.) & Sons Co........     1,600         33,500
Dow Jones & Co. Inc...............     1,000         71,812

-------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           GE S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Dun & Bradstreet Corp.............     1,800  $      51,525
Eastman Kodak Co..................     3,600        195,525
Ford Motor Co.....................    13,700        629,344
Gannett Co. Inc...................     3,200        225,200
General Motors Corp...............     7,300        604,531
Genuine Parts Co..................     2,000         47,750
Goodyear Tire & Rubber Co.........     1,800         41,963
Harcourt General Inc..............       900         33,525
Harley-Davidson Inc...............     1,700        134,937
Harrahs Entertainment Inc.........     1,400         25,988(a)
Hasbro Inc........................     2,250         37,125
Hilton Hotels Corp................     4,200         32,550
Interpublic Group Cos. Inc........     3,200        151,200
ITT Industries Inc................     1,100         34,169
Jostens Inc.......................       400          9,750
Knight-Ridder Inc.................     1,000         50,938
Leggett & Platt Inc...............     2,300         49,450
Liz Claiborne Inc.................       700         32,069
Longs Drug Stores Corp............       500         11,375
Marriott International Inc. (Class A)  2,800         88,200
Masco Corp........................     5,000        102,500
Mattel Inc........................     4,800         50,100
Maytag Corp.......................       900         29,813
McGraw Hill Cos. Inc..............     2,200        100,100
MediaOne Group Inc................     7,000        567,000(a)
Meredith Corp.....................       700         19,381
Mirage Resorts Inc................     2,200         42,625(a)
New York Times Co. (Class A)......     1,900         81,581
Nike Inc. (Class B)...............     3,200        126,800
Omnicom Group Inc.................     2,000        186,875
Polaroid Corp.....................       600         14,250
Reebok International Ltd..........       700          6,475(a)
Russell Corp......................       400          5,725
Sabre Holdings Corp...............     1,528         56,440
Snap-on Inc.......................       800         20,950
Springs Industries Inc............       200          7,600
The Great Atlantic &
   Pacific Tea Co. Inc. ..........       500          9,750
The Stanley Works.................     1,000         26,375
Time Warner Inc...................    14,600      1,460,000
Times Mirror Co...................       700         65,056
Tribune Co........................     2,700         98,719
TRW Inc...........................     1,400         81,900
VF Corp...........................     1,500         36,094
Viacom Inc. (Class B).............     7,900        416,725
Walt Disney Co....................    23,500        972,312
Whirlpool Corp....................       800         46,900
Young & Rubicam Inc...............       800         37,600
                                                  9,178,944

CONSUMER - STABLE -- 5.9%

Adolph Coors Co. (Class B)........       500         23,906
Alberto-Culver Co. (Class B)......       700         16,669
Anheuser Busch Cos. Inc...........     5,300        329,925
Archer-Daniels Midland Co.........     6,858         71,152
Avon Products Inc.................     2,700         78,469
Ball Corp.........................       400         13,825
Bemis Co. Inc.....................       700         25,813
Bestfoods.........................     3,200        149,800
Brown-Forman Corp. (Class B)......       800         43,550
Campbell Soup Co..................     4,900        150,675
Clorox Co.........................     2,700         87,750
Coca-Cola Co......................    28,000      1,314,250(e)
Coca-Cola Enterprises Inc.........     4,800        103,500
Colgate-Palmolive Co..............     6,600        372,075
Conagra Inc.......................     5,600        101,500

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Darden Restaurants Inc............     1,700  $      30,281
Fortune Brands Inc................     1,900         47,500
General Mills Inc.................     3,400        123,037
Gillette Co.......................    12,300        463,556
Heinz (H.J.) Co...................     4,100        142,987
Hershey Foods Corp................     1,600         78,000
International Flavours............     1,200         42,075
Kellogg Co........................     4,600        117,875
Kimberly Clark Corp...............     6,200        347,200
Manor Care Inc....................     1,300         17,550(a)
McDonald's Corp...................    15,300        574,706
Nabisco Group Holdings Corp.......     3,700         44,400
Newell Rubbermaid Inc.............     3,215         79,772
Pactiv Corp.......................     2,200         19,250(a)
Pepsico Inc.......................    16,500        570,281
Philip Morris Cos. Inc............    26,800        566,150(e)
Procter & Gamble Co...............    14,900        838,125
Quaker Oats Co....................     1,500         90,938
Quintiles Transnational Corp......     1,500         25,594(a)
Ralston Purina Co.................     3,400         93,075
Safeway Inc.......................     5,800        262,450(a)
Sara Lee Corp.....................    10,400        187,200
Seagram Ltd.......................     4,900        291,550
Supervalu Inc.....................     1,800         34,088
Sysco Corp........................     3,700        132,044
Temple-Inland Inc.................       700         34,869
Tricon Global Restaurants Inc.....     1,700         52,806(a)
Tupperware Corp...................       800         12,650
Unilever N.V......................     6,539        314,689
UST Inc...........................     2,000         31,250
Wendy's International Inc.........     1,600         32,300
Wrigley (W.M.) Junior Co..........     1,300         99,856
                                                  8,680,963

ENERGY -- 5.3%

Amerada Hess Corp.................     1,000         64,625
Anadarko Petroleum Corp...........     1,400         54,163
Apache Corp.......................     1,300         64,675
Ashland Oil Inc...................       900         30,094
Atlantic Richfield Co.............     3,700        314,500
Baker Hughes Inc..................     3,770        114,042
Burlington Resources Inc..........     2,400         88,800
Chevron Corp......................     7,500        693,281
Conoco Inc. (Class B).............     7,142        183,014
Exxon Mobil Corp..................    39,208      3,050,872(e)
Halliburton Co....................     5,000        205,000
Kerr-McGee Corp...................     1,100         63,525
Occidental Petroleum Corp.........     4,100         85,075
Phillips Petroleum Co.............     2,900        134,125
Rowan Cos. Inc....................     1,200         35,325(a)
Royal Dutch Petroleum Co. ADR.....    24,300      1,398,769
Schlumberger Ltd..................     6,300        481,950
Sunoco Inc........................     1,000         27,375
Texaco Inc........................     6,300        337,837
Tosco Corp........................     1,600         48,700
Transocean Sedco Forex Inc........     2,351        120,636
Union Pacific Resources Group Inc.     2,900         42,050
Unocal Corp.......................     2,700         80,325
USX-Marathon Group................     3,500         91,219
                                                  7,809,977

FINANCIAL -- 10.1%

American Express Co...............     5,100        759,581
American General Corp.............     2,800        157,150
AmSouth Bancorp...................     4,400         65,725

----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           GE S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Associates First Capital  Corp.
   (Class A)......................     8,314  $     178,231
Bank of America Corp..............    19,403      1,017,445
Bank of New York Inc..............     8,400        349,125
Bank One Corp.....................    13,164        452,512
BB&T Corp.........................     3,900        109,444
Bear Stearns Cos. Inc.............     1,320         60,225
Capital One Financial Corp........     2,200        105,463
Charles Schwab Corp...............     9,300        528,356
Chase Manhattan Corp..............     9,400        819,562
Citigroup Inc.....................    38,262      2,269,415
Comerica Inc......................     1,750         73,281
Countrywide Credit Industries.....     1,300         35,425
Federal Home Loan  Mortgage Corp..     7,900        349,081
Federal National Mortgage Assoc...    11,600        654,675
Fifth Third Bancorp...............     3,500        220,500
First Union Corp..................    11,310        421,298
Firstar Corp......................    11,245        257,932
FleetBoston Financial Corp........    10,447        381,316
Franklin Resources Inc............     2,800         93,625
Golden West Financial Corp........     1,800         56,138
Household International Inc.......     5,406        201,711
Huntington Bancshares Inc.........     2,526         56,519
KeyCorp...........................     5,000         95,000
Lehman Brothers Holdings Inc......     1,400        135,800
MBIA Inc..........................     1,100         57,269
MBNA Corp.........................     9,150        233,325
Mellon Financial Corp.............     5,800        171,100
Merrill Lynch & Co. Inc...........     4,900        514,500
MGIC Investment Corp..............     1,200         52,350
Morgan (J.P.) & Co. Inc...........     2,000        263,500
Morgan Stanley, Dean Witter & Co.     12,900      1,052,156
National City Corp................     7,000        144,375
Northern Trust Corp...............     2,500        168,906
Old Kent Financial Corp...........     1,500         48,469
PNC Bank Corp.....................     3,300        148,706
Providian Financial Corp..........     1,600        138,600
Regions Financial Corp............     2,500         57,031
SLM Holding Corp..................     1,800         59,963
SouthTrust Corp...................     1,900         48,331
State Street Corp.................     1,800        174,375(f)
Summit Bancorp....................     1,900         49,875
Suntrust Banks Inc................     3,700        213,675
Synovus Financial Corp............     3,200         60,400
T. Rowe Price Associates Inc......     1,300         51,350
Union Planters Corp...............     1,600         49,300
United States Bancorp.............     8,300        181,563
Wachovia Corp.....................     2,300        155,394
Washington Mutual Inc.............     6,622        175,483
Wells Fargo & Co..................    18,700        765,531
                                                 14,940,062

HEALTHCARE -- 8.8%

Abbott Laboratories...............    17,400        612,262
Aetna Inc.........................     1,700         94,669
Allergan Inc......................     1,500         75,000
Alza Corp.........................     1,200         45,075(a)
American Home Products Corp.......    14,800        793,650
Amgen Inc.........................    11,600        711,950(a)
Bard (C.R.) Inc...................       600         23,213
Bausch & Lomb Inc.................       600         31,313
Baxter International Inc..........     3,300        206,869
Becton Dickinson & Co.............     2,800         73,675
Biogen Inc........................     1,700        118,787(a)
Biomet Inc........................     1,300         47,288

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Boston Scientific Corp............     4,700 $      100,169(a)
Bristol-Myers Squibb Co...........    22,500      1,299,375
Cardinal Health Inc...............     3,150        144,506
Columbia/HCA Healthcare Corp......     6,400        162,000
Eli Lilly & Co....................    12,400        781,200(e)
Guidant Corp......................     3,500        205,844
Healthsouth Corp..................     5,000         27,813(a)
Humana Inc........................     2,200         16,088(a)
Johnson & Johnson.................    15,800      1,106,987(e)
Mallinckrodt Inc..................       900         25,875
McKesson HBOC Inc.................     3,144         66,024
Medtronic Inc.....................    13,500        694,406
Merck & Co. Inc...................    26,500      1,646,312
Pfizer Inc........................    43,900      1,605,094
Pharmacia & Upjohn Inc............     5,900        349,575
Schering Plough Corp..............    16,700        613,725
St. Jude Medical Inc..............     1,100         28,394(a)
Tenet Healthcare Corp.............     3,500         80,500
United Healthcare Corp............     1,900        113,287
Warner-Lambert Co.................     9,700        945,750
Watson Pharmaceuticals Inc........     1,200         47,625(a)
Wellpoint Health Networks
   Inc. (Class A)                        700         48,912(a)
                                                 12,943,212

INSURANCE -- 2.5%

AFLAC Inc.........................     3,000        136,687
Allstate Corp.....................     9,200        219,075
American International Group Inc.     17,566      1,923,477
Aon Corp..........................     2,900         93,525
Chubb Corp........................     2,000        135,125
CIGNA Corp........................     1,900        143,925
Cincinnati Financial Corp.........     1,900         71,488
Conseco Inc.......................     3,674         42,021
Hartford Financial Services Group Inc. 2,500        131,875
Jefferson-Pilot Corp..............     1,200         79,875
Lincoln National Corp.............     2,200         73,700
Loews Corp........................     1,200         60,000
Marsh & McLennan Cos. Inc.........     3,000        330,937
Progressive Corp..................       800         60,850
Safeco Corp.......................     1,400         37,188
St. Paul Cos. Inc.................     2,500         85,313
Torchmark Corp....................     1,400         32,375
UNUMProvident Corp................     2,746         46,682
                                                  3,704,118

RETAIL TRADE -- 5.7%

Albertsons Inc....................     4,841        150,071
Autozone Inc......................     1,600         44,400(a)
Best Buy Co. Inc..................     2,300        197,800(a)
Circuit City Stores Inc...........     2,300        140,012
Consolidated Stores Corp..........     1,400         15,925(a)
Costco Cos. Inc...................     5,100        268,069(a)
CVS Corp..........................     4,500        169,031
Dillards Inc. (Class A)...........     1,400         23,013
Dollar General Corp...............     2,993         80,437
Federated Department Stores Inc...     2,400        100,200(a)
Gap Inc...........................     9,662        481,288
Home Depot Inc....................    26,100      1,683,450
J.C. Penney Co. Inc...............     3,000         44,625
K Mart Corp.......................     5,600         54,250(a)
Kohl's Corp.......................     1,800        184,500(a)
Kroger Co.........................     9,500        166,844(a)


------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           GE S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Limited Inc.......................     2,458  $     103,543
Lowes Cos. Inc....................     4,400        256,850
May Department Stores Co..........     3,800        108,300
Nordstrom Inc.....................     1,500         44,250
Office Depot Inc..................     3,800         43,938(a)
Rite Aid Corp.....................     3,400         18,700
Sears Roebuck & Co................     4,300        132,763
Staples Inc.......................     5,300        106,000(a)
Tandy Corp........................     2,200        111,650
Target Corp.......................     5,000        373,750
TJX Cos. Inc......................     3,500         77,656
Toys `R Us Inc....................     2,800         41,475(a)
Wal-Mart Stores Inc...............    50,600      2,808,300
Walgreen Co.......................    11,500        296,125
Winn Dixie Stores Inc.............     1,900         36,931
                                                  8,364,146

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 22.0%

3Com Corp.........................     3,900        216,938(a)
Adaptec Inc.......................     1,200         46,350(a)
ADC Telecommunications Inc........     3,400        183,175(a)
Advanced Micro Devices Inc........     1,600         91,300(a)
Analog Devices Inc................     4,000        322,250(a)
Andrew Corp.......................       900         20,588(a)
Apple Computer....................     1,800        244,462(a)
Applied Materials Inc.............     8,700        819,975(a)
Cabletron Systems Inc.............     2,000         58,625(a)
Cisco Systems Inc.................    77,700      6,007,181(a)
Compaq Computer Corp..............    19,172        510,454
Comverse Technology Inc...........       900        170,100(a)
Conexant Systems Inc..............     2,400        170,400(a)
Dell Computer Corp................    29,100      1,569,581(a)
Gateway 2000 Inc..................     3,600        190,800(a)
Hewlett Packard Co................    11,400      1,511,212
Ikon Office Solutions Inc.........     1,900         11,756
Intel Corp........................    37,900      5,000,431(e)
International Business
  Machines Corp. .................    20,500      2,419,000
KLA-Tencor Corp...................     2,000        168,500(a)
Lexmark International
  Group Inc. (Class A) ...........     1,400        148,050(a)
LSI Logic Corp....................     3,400        246,925(a)
Lucent Technologies Inc...........    36,190      2,198,542(e)
Micron Technology Inc.............     3,100        390,600(a)
Motorola Inc......................     8,087      1,151,387
National Semiconductor Corp.......     2,000        121,250(a)
NCR Corp..........................     1,100         44,138(a)
Network Appliance Inc.............     3,400        281,350(a)
Nortel Networks Corp..............    16,440      2,071,440
PerkinElmer Inc...................       600         39,900
Pitney Bowes Inc..................     3,000        134,063
Qualcomm Inc......................     8,400      1,254,225(a)
Scientific-Atlanta Inc............     1,800        114,188
Seagate Technology................     2,400        144,600(a)
Silicon Graphics Inc..............     2,400         25,350(a)
Solectron Corp....................     6,800        272,425(a)
Sun Microsystems Inc..............    17,900      1,677,286(a)
Tektronix Inc.....................       500         28,000
Tellabs Inc.......................     4,600        289,728(a)
Teradyne Inc......................     1,900        156,275(a)
Texas Instruments Inc.............     9,200      1,472,000
Xerox Corp........................     7,600        197,600
Xilinx Inc........................     3,700        306,406(a)
                                                 32,498,806


                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - SOFTWARE & SERVICES -- 11.1%

Adobe Systems Inc.................     1,300 $      144,706
America Online Inc................    25,900      1,741,775(a)
Autodesk Inc......................       700         31,850
Automatic Data Processing Inc.....     7,200        347,400(h)
BMC Software Inc..................     2,800        138,250(a)
Ceridian Corp.....................     1,600         30,700(a)
Citrix Systems Inc................     2,000        132,500(a)
Computer Associates
  International Inc. .............     6,150        364,003
Computer Sciences Corp............     1,900        150,338(a)
Compuware Corp....................     4,000         84,250(a)
Electronic Data Systems Corp......     5,400        346,612
EMC Corp..........................    11,531      1,441,375(a)
Equifax Inc.......................     1,500         37,875
First Data Corp...................     4,800        212,400
IMS Health Inc....................     3,500         59,281
Microsoft Corp....................    59,100      6,279,375(a,e)
Novell Inc........................     3,800        108,775(a)
Oracle Systems Corp...............    32,000      2,498,000(a)
Parametric Technology Corp........     3,000         63,188(a)
Paychex Inc.......................     2,800        146,650
PE Corp...........................     2,300        221,950
PeopleSoft Inc....................     3,000         60,000(a)
Shared Medical System Corp........       300         15,563
Unisys Corp.......................     3,500         89,250(a)
VERITAS Software Corp.............     4,500        589,500(a)
Yahoo! Inc........................     6,000      1,028,250(a)
                                                 16,363,816

TRANSPORTATION -- 0.6%

AMR Corp..........................     1,700         54,188(a)
Burlington Northern Santa Fe Corp.     5,200        115,050
CSX Corp..........................     2,500         58,750
Delta Air Lines Inc...............     1,500         79,875
FedEx Corp........................     3,400        132,600(a)
Kansas City Southern Industries Inc.   1,300        111,719
Norfolk Southern Corp.............     4,200         60,375
Ryder System Inc..................       800         18,150
Southwest Airlines Co.............     5,700        118,631
U.S. Airways Group Inc............       900         25,031(a)
Union Pacific Corp. N.V...........     2,800        109,550
                                                    883,919

UTILITIES -- 9.7%

AES Corp..........................     2,400        189,000(a)
Alltel Corp.......................     3,600        227,025
Ameren Corp.......................     1,600         49,500
American Electric Power Inc.......     2,200         65,587
AT&T Corp.........................    36,262      2,039,737
Bell Atlantic Corp................    17,600      1,075,800
Bellsouth Corp....................    21,400      1,005,800
Carolina Power & Light Co.........     1,800         58,387
Central & South West Corp.........     2,400         40,950
CenturyTel Inc....................     1,600         59,400
CINergy Corp......................     1,800         38,700
CMS Energy Corp...................     1,500         27,188
Coastal Corp......................     2,400        110,400
Columbia Energy Corp..............       900         53,325
Consolidated Edison Inc...........     2,500         72,500
Constellation Energy Group........     1,700         54,188

-----------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           GE S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
Dominion Resources Inc............     2,783  $     106,986
DTE Energy Co.....................     1,600         46,400
Duke Energy Corp..................     4,200        220,500
Eastern Enterprises...............       300         17,963
Edison International..............     3,900         64,594
El Paso Energy Corp...............     2,600        104,975
Enron Corp........................     8,100        606,487
Entergy Corp......................     2,800         56,525
FirstEnergy Corp..................     2,700         55,688
Florida Progress Corp.............     1,100         50,463
FPL Group Inc.....................     2,000         92,125
Global Crossing Ltd...............     8,925        365,367(a)
GPU Inc...........................     1,400         38,325
GTE Corp..........................    11,000        781,000
MCI WorldCom Inc..................    32,221      1,460,014(a)
New Century Energies Inc..........     1,300         39,081
Nextel Communications Inc. (Class A)   4,100        607,825(a)
Niagara Mohawk Power Corp.........     2,400         32,400(a)
NICOR Inc.........................       600         19,763
Northern States Power Co..........     1,700         33,788
ONEOK Inc.........................       400         10,000
Peco Energy Co....................     2,100         77,437
Peoples Energy Corp...............       500         13,719
PG&E Corp.........................     4,300         90,300
Pinnacle West Capital Corp........     1,100         31,006
PPL Corp..........................     1,700         35,594
Public Service Enterprise Group...     2,500         74,062
Reliant Energy Inc................     3,300         77,344
SBC Communications Inc............    38,753      1,627,626
Sempra Energy.....................     2,350         39,363
Southern Co.......................     7,700        167,475
Sprint Corp.......................     9,900        623,700
Sprint Corp. (PCS Group)..........     9,800        640,062(a)
Texas Utilities Co................     3,100         92,031
U.S. WEST Inc.....................     5,746        417,303
Unicom Corp.......................     2,500         91,250
Williams Cos. Inc.................     5,000        219,687
                                                 14,295,715

TOTAL INVESTMENTS IN SECURITIES
   (COST $131,274,885) ..................       144,812,364


SHORT-TERM INVESTMENTS -- 2.2%

GEI Short-Term Investment Fund       446,399        446,399
Money Market Obligations Trust     2,629,463      2,629,463

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.1%

United States Treasury Bill
  5.74%    06/15/00 ..............  $155,000        153,176

TOTAL SHORT-TERM INVESTMENTS
 (COST $3,229,038) ...............                3,229,038


OTHER ASSETS AND LIABILITIES,
  NET (0.3)% .....................                 (475,490)
                                               ------------

NET ASSETS-- 100% ................             $147,565,912
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long Futures Contracts open at March 31, 2000:

                             NUMBER
              EXPIRATION       OF      UNDERLYING   UNREALIZED
DESCRIPTION      DATE       CONTRACTS  FACE VALUE      GAIN
--------------------------------------------------------------------------------
S&P 500        June 2000        8      $3,030,600    $261,400

-------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND

Q&A

DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF APPROXIMATELY $7 BILLION. DAVE JOINED GE IN 1980 WITH THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2000?

A. The Premier Growth Equity Fund posted a return of 21.03% for the period ended March 31, 2000. The inception date for the Fund was October 31, 1999. The benchmark for the Fund, the Standard & Poor's 500 Composite Price Index, returned 10.73% for the same period.
The Fund outperformed the benchmark by more than 10% for this period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31,
2000?

A. In looking at a breakdown of returns for the S&P 500 for the period, technology was the strongest performing sector. The Fund has approximately the same weight in technology as the S&P 500, roughly 30%, so it benefited from the strength in this sector. In addition, very strong stock selection in technology and other areas such as capital goods, consumer cyclical, and energy contributed to the outperformance of the Fund versus the S&P 500 Index for the period.

Q DO ANY PARTICULAR STOCKS STAND OUT IN TERMS OF PERFORMANCE FOR THE PERIOD?

A. Among our technology holdings, Applied Materials, EMC, Intel and Cisco were very strong stocks during this period. Stocks that had strong performance in other areas such as capital goods, retail trade, and energy included Molex, Home Depot, and Schlumberger respectively. On the downside, our holdings in the pharmaceutical industry detracted from performance with Merck, Cardinal Health, and Johnson & Johnson all posting declines for the period.

Q HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?

A. Over the past several months the markets have been particularly volatile and narrowly focused on technology. The S&P 500 had gains of 15% for the quarter ended December 31, 1999, following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. What is notable is that these market swings have been focused primarily on the technology sector. Volatility is certainly the theme for the U.S equity markets in this new millennium. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster in the quarter ended March 2000. Even after Y2K fears subsided and despite strong fourth quarter earnings results, the S&P 500 initially declined by 16% through mid-February as investors remained on the sidelines. As soon as interest rate worries dissipated in March, the S&P 500 rebounded off its lows to end the quarter up 2.5%. Similarly, the NASDAQ slumped in the early part of the quarter and then progressively rallied through the first part of March, when it gained as much as 26%. Profit-taking in the technology sector halved NASDAQ's gains to end the quarter up 12.4%. Official results for the first quarter had the Dow Jones Industrial Average down 4.8%, the S&P 500 posting a gain of 2.5%, the Russell 2000 finishing up 6.8%, and the NASDAQ concluding the quarter up 12.4%.

    In terms of the Fund, we continue to own those companies that have solid earnings growth. While these swings do make us reflective of the fundamentals of the market, we do not try to time the market and invest in those companies with solid fundamentals.

Q WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The Fund remains concentrated in 34 holdings. We have reduced the overweighting in technology stocks to match the level of the S&P 500. The rationale was based on valuations. The fundamentals of the technology sector remain excellent, but the valuation levels are extremely stretched in our opinion. We are finding more compelling investment opportunities in other sectors where growth rates are high and valuation levels more reasonable. We continue to focus on industry leaders with strong fundamentals. We estimate the earnings growth of our holdings to be in the 15-20% range, and we expect that the above-average growth will drive above average stock price performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                               [LINE GRAPH OMITTED]
         PREMIER GROWTH EQUITY FUND        S&P 500
10/31/99      10000.00                     10000.00
   11/99      10470.00                     10203.00
   12/99      11672.59                     10803.96
   1/00       11202.08                     10259.55
   2/00       11031.90                     10073.85
   3/00       12103.05                     11073.48

--------------------------------------------------------------------------------
            AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                                         SINCE
                                       INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund               21.03%     10/31/99
--------------------------------------------------------------------------------
S&P 500                                  10.73%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                           A mutual fund designed for
                          investors who seek long-term
                          growth of capital and future
                          income by investing primarily
                            in growth-oriented equity
                                   securities.
--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                              AS OF MARCH 31, 2000
--------------------------------------------------------------------------------
                               [PIE CHART OMITTED]
                                TECHNOLOGY 31.2%
                                 CONSUMER 20.0%
                                HEALTHCARE 15.0%
                               CAPITAL GOODS 8.3%
                                RETAIL TRADE 5.9%
                                 UTILITIES 5.3%
                             FINANCIAL SERVICES 4.9%
                               CASH & OTHER 4.8%*
                                   ENERGY 4.6%

*INCLUDES CASH EQUALIZED BY FUTURES OF 1.7%.

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  4.88%
--------------------------------------------------------------------------------
   Molex Inc. (Class A)                                4.70%
--------------------------------------------------------------------------------
   AT&T Corp. - Liberty Media Group (Class A)          4.55%
--------------------------------------------------------------------------------
   Intel Corp.                                         4.42%
--------------------------------------------------------------------------------
   Applied Materials Inc.                              4.24%
--------------------------------------------------------------------------------
   EMC Corp.                                           4.19%
--------------------------------------------------------------------------------
   Home Depot Inc.                                     3.81%
--------------------------------------------------------------------------------
   Sybron International Corp.                          3.72%
--------------------------------------------------------------------------------
   NTL Inc.                                            3.66%
--------------------------------------------------------------------------------
   First Data Corp.                                    3.58%
--------------------------------------------------------------------------------

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                   GE PREMIER GROWTH EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.2%

CAPITAL GOODS -- 8.3%

Dover Corp........................    13,412   $    642,099
Molex Inc. (Class A)..............    23,254      1,031,896
Waste Management Inc..............    11,681        159,884
                                                  1,833,879

CONSUMER - CYCLICAL -- 19.1%

AT&T Corp. - Liberty Media
  Group (Class A)                     16,873        999,725(a)
Carnival Corp. (Class A)..........    13,844        343,504
Catalina Marketing Corp...........     7,138        722,723(a)
Comcast Corp. (Class A)...........    14,277        619,265
Interpublic Group Cos. Inc........    14,709        695,000
NTL Inc...........................     8,653        803,107(a)
                                                  4,183,324

CONSUMER - STABLE -- 0.9%

Gillette Co.......................     5,192        195,673

ENERGY -- 4.6%

Baker Hughes Inc..................    17,738        536,574
Schlumberger Ltd..................     6,057        463,361
                                                    999,935

FINANCIAL -- 3.5%

Citigroup Inc.....................    12,979        769,817

HEALTHCARE -- 15.0%

Cardinal Health Inc...............    14,277        654,957(e)
Dentsply International Inc........     6,490        184,154
Henry Schein Inc..................     8,653        140,070(a)
Johnson & Johnson.................     5,408        378,898
Lincare Holdings Inc..............    21,631        613,780(a)
Merck & Co. Inc...................     8,220        510,668
Sybron International Corp.........    28,121        815,509(a)
                                                  3,298,036

INSURANCE -- 1.4%

AFLAC Inc.........................     6,923        315,429

RETAIL TRADE -- 5.9%

CVS Corp..........................    12,114        455,032
Home Depot Inc....................    12,979        837,146
                                                  1,292,178

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 15.2%

Applied Materials Inc.............     9,864        929,682(a)
Cisco Systems Inc.................    13,844      1,070,314(a)
Dell Computer Corp................     6,922        373,356(a)
Intel Corp........................     7,354        970,268
                                                  3,343,620

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - SOFTWARE & SERVICES -- 16.0%

Automatic Data Processing Inc.....    11,681  $     563,608
EMC Corp..........................     7,355        919,375(a)
Equifax Inc.......................    18,170        458,793
First Data Corp...................    17,738        784,906
Microsoft Corp....................     7,355        781,469(a)
                                                  3,508,151

UTILITIES -- 5.3%

MCI WorldCom Inc..................    11,681        529,295(a)
Vodafone AirTouch PLC ADR.........    11,357        631,024
                                                  1,160,319

TOTAL INVESTMENTS IN SECURITIES
  (COST $18,300,058) .............               20,900,361


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
--------------------------------------------------------------------------------
INVESTMENTS -- 4.8%

GEI Short-Term Investment Fund
  (COST $1,048,124) .............  1,048,124      1,048,124

OTHER ASSETS AND LIABILITIES,
  NET 0.0% ......................                       959
                                                -----------

NET ASSETS-- 100% ................              $21,949,444
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Premier Growth Equity Fund had the following long Futures Contracts open at March 31, 2000:

                             NUMBER
              EXPIRATION       OF      UNDERLYING   UNREALIZED
DESCRIPTION      DATE       CONTRACTS  FACE VALUE      GAIN
--------------------------------------------------------------------------------
S&P 500        June 2000        1       $378,825      $7,700



----------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

PETER J. HATHAWAY IS THE PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND MANAGES EQUITY ASSETS OF APPROXIMATELY $9 BILLION. PETE HAS MORE THAN 36 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1985. PETE WAS SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER AT AMERITRUST FROM 1975 TO 1985, AND PREVIOUSLY HELD INVESTMENT POSITIONS AT MERRILL LYNCH, EQUITABLE LIFE AND US TRUST. HE HOLDS AN M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND A BS IN FINANCE FROM ARIZONA STATE UNIVERSITY.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2000?

A. The Value Equity Fund posted a return of 5.50% for the period ended March 31, 2000 while the Standard & Poor's 500/BARRA Value Composite Price Index returned 3.53% for the same period. The Fund's inception date was February 2, 2000. The Fund outperformed its benchmark by 1.97% for the period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31,
2000?

A. The stock market remained narrow by historical standards with technology garnering most of the focus. Our positive performance was broadly based with most sectors contributing positively to performance. Sectors that specifically helped performance over this period included capital goods, consumer cyclical, energy, technology, and financials. Areas such as transportation and consumer staples did not perform well over this time period, however, our stock selection was positive for these areas and mitigated much of the declines in these areas.

Q. WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. We did well in the capital goods sector because of our holdings in Dover, United Technologies, and Molex, and because our valuation discipline kept us out of Illinois Toolworks, 3M, and Caterpillar. We had solid performance in the retail trade area due to stocks such as Lowe's and Target. Technology holdings such as Analog Devices and Applied Materials continued to do well during this period. In the financial area, Citigroup and Bank of America were the standouts as the capital markets helped drive positive performance for these stocks.

    Areas that detracted from performance included the consumer stable sector where concerns over spending caused the area to pullback after strong performance through the December time period. Health care companies such as Merck and Johnson & Johnson continued to pullback along with consumer packaging companies such as Procter & Gamble.

Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?

A. Over the past several months the markets have been particularly volatile and narrowly focused on technology. The overall S&P 500 Index had gains of 15% for the quarter ended December 31, 1999, following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. What is notable is that these market swings have been focused primarily on the technology sector. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster in the quarter ended March 31, 2000. This is evident in the disparate returns of the major averages for the quarter as the DJIA was down 4.8%, the S&P 500 up 2.5%, and the NASDAQ up 12.4%.

    In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The U.S. economy's strong underpinnings are encouraging for the long term. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies should produce good earnings over the next few quarters. The market will continue to be volatile although this should be beneficial as the speculative excesses are worked out of the system. We also believe that the performance and valuation discrepancy between technology and almost everything else cannot continue. Thus we will maintain our focus on fundamental research and stock selection and plan to maintain the valuation discipline that has rewarded us over the years. We believe the portfolio is broadly diversified in high-quality stocks and therefore the portfolio is well positioned for good relative performance in this environment.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

            VALUE EQUITY FUND      S&P 500/BARRA VALUE
1/31/2000         10000.00              10000.00
2/00               9570.00               9375.00
3/00              10550.00              10352.75


--------------------------------------------------------------------------------
            AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2000
--------------------------------------------------------------------------------


                                         SINCE
                                       INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund                         5.50%      2/2/00
--------------------------------------------------------------------------------
S&P 500/BARRA Value                       3.53%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
    Amutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                                TECHNOLOGY 26.5%
                            FINANCIAL SERVICES 16.5%
                                 CONSUMER 10.2%
                                 UTILITIES 9.1%
                                 HEALTHCARE 8.1%
                               CAPITAL GOODS 7.9%
                                   ENERGY 6.8%
                                RETAIL TRADE 5.8%
                               CASH & OTHER 4.0%*
                              BASIC MATERIALS 2.9%
                               TRANSPORTATION 2.2%
   *INCLUDES CASH EQUALIZED BY FUTURES OF 3.5%.


--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Intel Corp.                                         3.77%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  3.57%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.73%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.48%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     2.37%
--------------------------------------------------------------------------------
   Morgan Stanley, Dean Witter & Co.                   2.15%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    1.93%
--------------------------------------------------------------------------------
   Target Corp.                                        1.87%
--------------------------------------------------------------------------------
   Applied Materials Inc.                              1.78%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                                1.59%
--------------------------------------------------------------------------------

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                            GE VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.0%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 2.9%
Avery Dennison Corp...............       706  $      43,110
Barrick Gold Corp.................     7,060        110,754
Champion International Corp.......     2,683        142,870
Du Pont de Nemours (E.I.) & Co....     1,553         82,115
Freeport McMoran Copper
  & Gold Inc. (Class B) ..........     1,059         12,774
Mead Corp.........................     1,977         69,071
Newmont Mining Corp...............     7,060        158,409
PPG Industries Inc................     1,765         92,331
Rayonier Inc......................     2,365        115,294
Westvaco Corp.....................       706         23,563
Weyerhaeuser Co...................     1,483         84,531
                                                    934,822

CAPITAL GOODS -- 7.9%
Boeing Co.........................     1,553         58,917
Cooper Industries Inc.............       847         29,645
Deere & Co........................     1,694         64,372
Dover Corp........................     5,527        264,605
Eaton Corp........................     1,200         93,600
Emerson Electric Co...............     5,450        288,169
General Dynamics Corp.............     2,330        115,917
Honeywell International Inc.......     6,154        324,239
Hubbell Inc. (Class B)............     3,531         96,661
Ingersoll-Rand Co.................     1,271         56,242
Martin Marietta Materials Inc.....     4,024        191,140
Masco Corp........................     3,248         66,584
Molex Inc. (Class A)..............     2,206         97,891
Parker Hannifin Corp..............     2,048         84,608
Sherwin-Williams Co...............     1,271         27,883
Textron Inc.......................     5,044        307,053
Timken Co.........................       706         11,472
United Technologies Corp..........     5,487        346,710
Waste Management Inc..............       942         12,894
                                                  2,538,602

CONSUMER - CYCLICAL -- 5.4%
AT&T Corp. - Liberty Media
  Group (Class A) ...............      1,059         62,746(a,e)
Carnival Corp. (Class A)..........       565         14,019
Catalina Marketing Corp...........       353         35,741(a)
CBS Corp..........................       706         39,977(a)
Comcast Corp. (Class A)...........     3,954        171,505
Delphi Automotive Systems Corp....     2,330         37,280
Eastman Kodak Co..................       424         23,028
Ford Motor Co.....................     2,824        129,727
Gannett Co. Inc...................     3,389        238,501
General Motors Corp...............       353         29,233
Interpublic Group Cos. Inc........     4,271        201,805
Knight-Ridder Inc.................     3,106        158,212
McDonald's Corp...................     7,766        291,710
McGraw Hill Cos. Inc..............       706         32,123
Sabre Holdings Corp...............       343         12,670
The Walt Disney Co................     6,261        259,049
                                                  1,737,326

CONSUMER - STABLE -- 4.8%
Anheuser Busch Cos. Inc...........     2,118        131,845
Archer-Daniels Midland Co.........     3,883         40,286
Avon Products Inc.................     1,130         32,841
Bestfoods.........................     1,906         89,225

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Colgate-Palmolive Co..............       988   $     55,699
General Mills Inc.................     3,248        117,537
Gillette Co.......................     1,130         42,587
Heinz (H.J.) Co...................     2,118         73,865
Kimberly Clark Corp...............       706         39,536
Pepsico Inc.......................     7,837        270,866
Procter & Gamble Co...............     2,612        146,925
Quaker Oats Co....................       706         42,801
Ralston Purina Co.................    10,237        280,238
Sara Lee Corp.....................     6,707        120,726
Sysco Corp........................     1,971         70,340
                                                  1,555,317

ENERGY -- 6.8%
BP Amoco PLC ADR..................     1,553         82,406
Burlington Resources Inc..........     2,471         91,427
Chevron Corp......................     1,624        150,118
Conoco Inc. (Class B).............     5,648        144,730
Exxon Mobil Corp..................    10,237        796,567
Halliburton Co....................     4,236        173,676
Nabors Industries Inc.............       706         27,402(a)
Royal Dutch Petroleum Co. ADR.....     3,530        203,196
Schlumberger Ltd..................     1,836        140,454
Texaco Inc........................     1,271         68,157
Tosco Corp........................     1,130         34,394
Transocean Sedco Forex Inc........       615         31,557
Unocal Corp.......................     5,507        163,833
USX-Marathon Group................     3,177         82,801
                                                  2,190,718

FINANCIAL -- 13.0%
American Express Co...............     1,906        283,875
Associates First Capital
  Corp. (Class A) ...............      6,707        143,781
AXA Financial Inc.................       670         24,036
Bank of America Corp..............     6,707        351,698(e)
Bank of New York Inc..............     1,412         58,686
BlackRock Inc.....................     3,177         64,334(a)
Chase Manhattan Corp..............     2,824        246,218
Citigroup Inc.....................    14,783        876,817(e)
Comerica Inc......................       989         41,414
Edwards A.G. Inc..................     1,271         50,840
Federal National Mortgage Assoc...     5,539        312,607
Fidelity National Financial Inc...     2,887         39,881
FleetBoston Financial Corp........     5,295        193,268
Franklin Resources Inc............     1,553         51,928
Goldman Sachs Group Inc...........     1,412        148,437
Lehman Brothers Holdings Inc......     1,600        155,200
Morgan Stanley, Dean Witter & Co.      8,472        690,997
PNC Bank Corp.....................     3,883        174,978
United States Bancorp.............     4,236         92,663
Wachovia Corp.....................       706         47,699
Waddell & Reed Financial
  Inc. (Class A) ................      1,553         65,711
Wells Fargo & Co..................     1,271         52,032
                                                  4,167,100

HEALTHCARE -- 8.1%
Abbott Laboratories...............     2,824         99,370
Allergan Inc......................       565         28,250
Amgen Inc.........................     2,839        174,244(a)
Baxter International Inc..........       706         44,257
Bristol-Myers Squibb Co...........     7,484        432,201
Cardinal Health Inc...............     5,648        259,102(e)
Eli Lilly & Co....................     2,683        169,029

-----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                            GE VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Johnson & Johnson.................     3,318   $    232,467
Merck & Co. Inc...................     9,955        618,454
Pharmacia & Upjohn Inc............     1,977        117,137
Schering Plough Corp..............     5,295        194,591
Warner-Lambert Co.................     1,624        158,340
Watson Pharmaceuticals Inc........     1,553         61,635(a)
                                                  2,589,077

INSURANCE -- 3.5%

AFLAC Inc.........................       635         28,932
Allstate Corp.....................       988         23,527
American International Group Inc.      2,177        238,381
AXA-UAP...........................       349         49,493
Chubb Corp........................     2,330        157,421
Hartford Financial Services
  Group Inc. .....................     5,083        268,128
Jefferson-Pilot Corp..............       212         14,111
Lincoln National Corp.............     1,906         63,851
Progressive Corp..................       988         75,150
Reliastar Financial Corp..........     2,471         83,705
St. Paul Cos. Inc.................     3,106        105,992
Travelers Property Casualty Corp..        36          1,485
                                                  1,110,176

RETAIL TRADE -- 5.8%

Costco Wholesale Corp.............     1,624         85,362(a)
CVS Corp..........................     2,401         90,188
Federated Department Stores Inc...     3,530        147,377(a)
Home Depot Inc....................     3,248        209,496
Lowe's Cos. Inc...................     4,024        234,901
Target Corp.......................     8,048        601,588
Wal-Mart Stores Inc...............     9,178        509,379(e)
                                                  1,878,291

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 19.8%

Analog Devices Inc................     5,295        426,578(a)
Applied Materials Inc.............     6,072        572,286(a)
Cisco Systems Inc.................    14,826      1,146,235(a,e)
Dell Computer Corp................     8,190        441,748(a)
Hewlett Packard Co................     1,130        149,796
Intel Corp........................     9,178      1,210,922
International Business Machines Corp.  3,177        374,886
Lucent Technologies Inc...........     4,942        300,227
Motorola Inc......................     2,189        311,659
Nortel Networks Corp..............     3,883        489,258
PerkinElmer Inc...................     1,200         79,800
Pitney Bowes Inc..................     5,436        242,921
Sun Microsystems Inc..............     3,106        291,042(a)
Synopsys Inc......................       635         30,956(a)
Tellabs Inc.......................     1,059         66,701(a)
Texas Instruments Inc.............     1,412        225,920
                                                  6,360,935

TECHNOLOGY - SOFTWARE & SERVICES -- 6.7%

Automatic Data Processing Inc.....     3,399        164,002
Computer Associates
   International Inc. ............       848         50,191
Computer Sciences Corp............        66          5,222(a)
EMC Corp..........................     2,753        344,125(a)
Equifax Inc.......................     7,060        178,265
First Data Corp...................     9,319        412,366(e)


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Microsoft Corp....................     7,166  $     761,387(a)
PE Corp. - PE Biosystems Group....       177         17,081
Unisys Corp.......................     9,178        234,039(a)
                                                  2,166,678

TRANSPORTATION -- 2.2%

Burlington Northern Santa Fe Corp.     7,413        164,012
Canadian Pacific Ltd..............     6,354        142,171
Continental Airlines Inc. (Class B)    3,106        126,958(a)
Delta Air Lines Inc...............     3,107        165,448
Southwest Airlines Co.............       988         20,563
United Parcel Service Inc. (Class B)   1,271         80,073
                                                    699,225

UTILITIES -- 9.1%

Alltel Corp.......................     2,118        133,566
AT&T Corp.........................     5,154        289,912
Bell Atlantic Corp................     3,389        207,153
Constellation Energy Group........     1,412         45,008
Dominion Resources Inc............       847         32,557
Duke Energy Corp..................     3,707        194,617
Edison International..............     5,648         93,545
El Paso Energy Corp...............     4,307        173,895
FPL Group Inc.....................     1,553         71,535
Global Crossing Ltd...............     3,883        158,960(a)
GTE Corp..........................     4,660        330,860
New Century Energies Inc..........     5,789        174,032
SBC Communications Inc............    12,002        504,084
Sprint Corp.......................     3,283        206,829
U.S. WEST Inc.....................     3,742        271,763
Williams Cos. Inc.................       565         24,825
                                                  2,913,141

TOTAL INVESTMENTS IN SECURITIES
   (COST $28,950,459) ............               30,841,408


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
  (COST $1,211,145) .............. 1,211,145      1,211,145

OTHER ASSETS AND LIABILITIES,
   NET 0.2% ......................                   71,265
                                                -----------

NET ASSETS-- 100% ................              $32,123,818
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Value Equity Fund had the following long Futures Contracts open at March 31, 2000:

                             NUMBER
              EXPIRATION       OF      UNDERLYING   UNREALIZED
DESCRIPTION      DATE       CONTRACTS  FACE VALUE      GAIN
--------------------------------------------------------------------------------
S&P 500        June 2000        3      $1,136,475     $10,725

------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
Q&A

RALPH (CHIP) E. WHITMAN HAS BEEN THE PORTFOLIO MANAGER OF THE MID-CAP GROWTH FUND SINCE DECEMBER 1998. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. CHIP HAS MORE THAN 11 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1987. CHIP IS A CHARTERED FINANCIAL ANALYST. HE HOLDS A B.A. IN MATHEMATICS FROM HAMILTON COLLEGE AND A M.S. IN MANAGEMENT FROM THE SLOAN SCHOOL AT MIT.

BETWEEN NOVEMBER 1997 AND NOVEMBER 1998, ELAINE G. HARRIS WAS THE PORTFOLIO MANAGER OF THE FUND.

Q. HOW DID THE MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The Fund returned 33.87% for the six-month period ended March 31, 2000 while the Standard & Poor's MidCap 400 Index returned 32.08% for the same period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The Fund outperformed its benchmark due to solid stock selection in the technology, financial, and utilities sectors, despite an underweighting in both technology and utilities. The market remained very narrow over this time period as investors put most of their funds to work in the technology sector. The Fund remained underweight in the technology sector due to valuation concerns; however, the Fund was able to invest in solid companies that did quite well over this period. Holdings such as Finisar, Agilent, and Analog Devices performed very well for the Fund. The financial sector provided the portfolio with positive performance due to an overweight of the sector and due to strong performance from holdings such as Waddell & Reed, Hartford Financial Services, and AXA Financial to name a few. The capital goods, consumer cyclical, and consumer stable sectors as well as an underweight in energy all detracted from the Fund's performance. The portfolio manager continues to seek out those companies with above average growth and reasonable valuations.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR  THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings growth prospects, strong visibility, and superior fundamentals for the long term. New companies being invested in by the Fund must be priced reasonably based on earnings growth in comparison to the market as well as in comparison to its respective peer group. We believe companies with high quality management teams and a focus on shareholder value will produce sustainable gains over the long term. We do not invest in companies with operating losses and no material track record in managing their business.

Q.  WHICH INVESTMENTS STAND OUT?

A. High-flying technology stocks were no doubt the main focus with investors over the past six months. The Fund's performance certainly benefited from this trend. Holdings such as Finisar (communications equipment), up 688%, Agilent Technologies (test & measurement devices and instruments), up 244%, and Analog Devices (semiconductors), up 214% certainly stand out. Other technology issues in the Fund such as ADC Telecommunications, Nokia and Nortel Networks were up 157%, 142%, and 147% respectively, as strength in the telecommunications equipment sector continues to accelerate. Comdisco was up 129% due to potential spin-offs of its DSL business (Prism Communications) and venture capital investments in 2000. The Fund continues to embrace the information revolution, however we are focused on business models with sustainable advantages and remain disciplined about valuation levels.

Q WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past six months, we have rebalanced the Fund in several areas including the technology, financial, capital goods, consumer cyclical, and consumer stable sectors. Technology has been an underweighted sector in the Fund and this is an area where we continue to add stocks with strong long term fundamentals. The financial, capital goods, and consumer cyclical sectors are overweighted and we have been taking profits where appropriate. The consumer stable sector has been underweighted and the Fund has been adding stocks in this area. These shifts have benefited the portfolio over the past six months. The cash position is higher than our historical average and we are looking to deploy this cash as good opportunities materialize. We continue to emphasize those companies with higher than average earnings growth rates and reasonable valuations.

Q WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the Fund is well positioned to take advantage of an anticipated rotation into stocks other than technology, telecommunications, and the internet. Stocks in these areas have produced mind-boggling returns over the past few years and are now trading at stretched valuation levels given historical patterns. However, we must emphasize that the Fund is well positioned for intermittent technology rallies which has been the norm over the past couple of years. As we stay focused on quality companies, we believe the Fund can generate solid results.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

    MID-CAP GROWTH FUND  S&P MIDCAP 400
11/25/97 10000.00         10000.00
12/97    10136.02         10389.50
3/98     11276.71         11536.79
6/98     10856.45         11289.11
9/98      8875.28          9662.50
12/98    10605.93         12349.35
3/99     10595.87         11567.04
6/99     11531.69         13201.97
9/99     10223.56         12093.80
12/99    12553.42         14173.20
3/00     13686.36         15973.13


--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                          SIX      ONE    SINCE
                         MONTHS   YEAR  INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund      33.87%  29.17%  14.29%       11/25/97
--------------------------------------------------------------------------------
S&P MidCap 400           32.08%  38.09%  22.07%
--------------------------------------------------------------------------------



                               INVESTMENT PROFILE
        A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalization that the portfolio manager believes have above-average growth potential.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                                TECHNOLOGY 31.3%
                            FINANCIAL SERVICES 15.1%
                               CAPITAL GOODS 12.0%
                               CASH & OTHER 10.1%*
                                  CONSUMER 9.8%
                                 HEALTHCARE 6.6%
                                RETAIL TRADE 6.6%
                                   ENERGY 3.4%
                                 UTILITIES 3.4%
                              BASIC MATERIALS 1.7%

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Analog Devices Inc.                                 8.87%
--------------------------------------------------------------------------------
   Nokia Corp. ADR                                     5.72%
--------------------------------------------------------------------------------
   Nortel Networks Corp.                               3.93%
--------------------------------------------------------------------------------
   Comdisco Inc.                                       3.31%
--------------------------------------------------------------------------------
   Agilent Technologies Inc.                           3.12%
--------------------------------------------------------------------------------
   ADC Telecommunications Inc.                         2.78%
--------------------------------------------------------------------------------
   Viad Corp.                                          2.06%
--------------------------------------------------------------------------------
   Waddell & Reed Financial Inc. (Class A)             2.04%
--------------------------------------------------------------------------------
   Bank of New York Inc.                               2.01%
--------------------------------------------------------------------------------
   Tyco International Ltd.                             2.00%
--------------------------------------------------------------------------------


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                          GE MID-CAP GROWTH FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                               MID-CAP GROWTH FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 89.9%


BASIC MATERIALS -- 1.7%

CK Witco Corp.....................     6,415    $    65,353
Rohm & Hass Co....................     1,821         81,262
Sealed Air Corp...................     3,849        209,049(a)
                                                    355,664

CAPITAL GOODS -- 12.0%

Dover Corp........................     5,260        251,822
Honeywell International Inc.......     4,170        219,707
Hubbell Inc. (Class B)............     3,656        100,083
Martin Marietta Materials Inc.....     6,928        329,080
Masco Corp........................    12,060        247,230
Mettler-Toledo International Inc..     8,596        351,899(a)
Molex Inc. (Class A)..............     6,816        302,460
Textron Inc.......................     3,464        210,871
Thermo Electron Corp..............     6,415        130,706(a)
Tyco International Ltd............     8,596        428,725
                                                  2,572,583

CONSUMER - CYCLICAL -- 9.1%

Clear Channel Communications Inc.      4,157        287,093(a)
Dial Corp.........................    16,037        220,509
Interpublic Group Cos. Inc........     7,056        333,396
ITT Industries Inc................     9,622        298,883
Jones Apparel Group Inc...........     6,607        210,598(a)
U.S. Industries Inc...............    13,792        152,574
Viad Corp.........................    19,245        440,229
                                                  1,943,282

CONSUMER - STABLE -- 0.7%

Manor Care Inc....................    11,226        151,551(a)

ENERGY -- 3.4%

Nabors Industries Inc.............     4,426        171,784(a)
Schlumberger Ltd..................     2,117        161,950
Tosco Corp........................     6,928        210,871
Transocean Sedco Forex Inc........       409         20,987
USX-Marathon Group................     6,543        170,527
                                                    736,119

FINANCIAL -- 12.1%

AXA Financial Inc.................     8,339        299,162
Bank of New York Inc..............    10,328        429,258
CIT Group Inc. (Class A)..........     6,928        135,096
Comdisco Inc......................    16,037        707,633
FINOVA Group Inc..................     7,185        120,798
Firstar Corp......................    10,777        247,197
GATX Corp.........................     5,389        204,782
Waddell & Reed Financial
  Inc. (Class A) .................    10,328        437,003
                                                  2,580,929

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 6.6%

Allergan Inc......................     1,283   $     64,150
Cardinal Health Inc...............     3,721        170,701
Covance Inc.......................     8,211         88,268(a)
Genentech Inc.....................     1,384        210,368(a)
Henry Schein Inc..................     9,622        155,756(a,e)
Sybron International Corp.........     9,622        279,038(a,e)
Tenet Healthcare Corp.............     8,596        197,708(a,e)
Watson Pharmaceuticals Inc........     6,415        254,596(a)
                                                  1,420,585

INSURANCE -- 3.0%
American International Group Inc.      3,207        351,166(e)
Hartford Financial Services Group Inc. 3,977        209,787
UNUMProvident Corp................     4,683         79,611
                                                    640,564

RETAIL TRADE -- 6.6%

Costco Wholesale Corp.............     6,415        337,188(a)
Federated Department Stores Inc...     9,622        401,718(a)
Kroger Co.........................    10,392        182,510(a)
Office Depot Inc..................    16,037        185,428(a)
Zale Corp.........................     6,287        296,668(a)
                                                  1,403,512

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 27.4%

ADC Telecommunications Inc........    11,034        594,457(a)
Agilent Technologies Inc..........     6,415        667,160(a)
Altera Corp.......................     1,604        143,157(a)
Analog Devices Inc................    23,556      1,897,730(a,e)
Atmel Corp........................     2,140        110,478(a)
Finisar Corp......................     1,291        189,152(a)
Nokia Corp. ADR...................     5,638      1,224,855
Nortel Networks Corp..............     6,671        840,546
SCI Systems Inc...................     3,849        207,124(a)
                                                  5,874,659

TECHNOLOGY - SOFTWARE & SERVICES -- 3.9%

Cadence Design Systems Inc........     6,479        134,439(a)
Compuware Corp....................     8,339        175,640(a)
Intuit Inc........................     1,068         58,073(a)
KPNQwest N.V......................     3,849        208,808(a)
SunGard Data Systems Inc..........     6,800        256,700(a)
                                                    833,660

UTILITIES -- 3.4%

El Paso Energy Corp...............     8,019        323,767
Qwest Communications
  International Inc. ............      8,339        404,442(a)
                                                    728,209

TOTAL INVESTMENTS IN SECURITIES
   (COST $13,729,682) ...........                19,241,317





------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                          GE MID-CAP GROWTH FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.1%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
  (COST $1,938,675)............... 1,938,675   $  1,938,675

OTHER ASSETS AND LIABILITIES,
  NET 1.0% .......................                  223,971
                                                -----------

NET ASSETS-- 100% ................              $21,403,963
                                                ===========




----------------------
See Notes to Schedule of Investments and Notes Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ) IS THE PORTFOLIO MANAGER OF THE MID-CAP VALUE EQUITY FUND. NWQ IS THE FUND'S SUB-ADVISER, WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $5 BILLION. PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS AND HIS M.B.A. FROM WHARTON BUSINESS SCHOOL, UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.

Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000? A. The Fund posted a return of 10.05% for the six-month period ending March 31, 2000. This compares with a 32.08% return for the S&P Midcap 400 Index.



Q.  WHY DID THE FUND UNDER PERFORM ITS BENCHMARK?
A. The Fund's underperformance relative to its benchmark can be attributed to a very speculative stock market environment that was dominated by biotechnology and Internet-startups - areas of the market we have generally avoided due to their lofty valuations. These lofty valuations have come to symbolize investing in certain sectors of the market akin to high-stakes gambling rather than wealth accumulation supported by fundamental analysis. Despite our limited exposure in these areas, however, our performance was strong, particularly relative to the value indices. The Fund's performance was bolstered due to the strong returns of several holdings, across many sectors of the portfolio. While it is disheartening to underperform your benchmark over any measured time-period, we believe that the Fund is positioned to generate above-average returns, long-term, without taking on the high levels of risk necessary to outperform in a short-term, speculative environment.



Q.  WHICH INVESTMENTS STAND OUT?
A. Portfolio holdings that positively contributed to performance the past six months include AT&T Liberty Media, Hartford Financial Services Group, Pharmacia & Upjohn, and Quantum Corp.-DLT & Storage Systems. Our best performing stock was CoreComm Ltd., an alternative telephone company providing telephone and Internet services in the U.S. The best performing sector was our energy holdings, including BJ Services, Noble Affiliates, and Tosco Corp. On the downside, our tobacco-related holdings Philip Morris, Loews Corp., and Nabisco Group Holdings were weak on tobacco litigation concerns.



Q.  HOW DO YOU PICK STOCKS?
A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities. We do not chase the market mania for Internet, technology, and other speculative growth stocks where we find risk/reward and valuation parameters extremely unattractive.



Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. After being ignored for some time, the "non-tech" part of the market staged a strong recovery in March, halting an unprecedented valuation gap that had developed between growth and value investment styles. While stable core inflation rates and declining bond yields were a factor in this change in investor sentiment, a more significant catalyst was the increasing confidence exhibited by old economy companyies in their own ability to deliver sustainable long-term earnings growth. This is reflected in many of these company's willingness to repurchase record amounts of their shares back in the open market. Additionally, with many of these companies selling near book value, the quantity of announced leverage buyouts and merger and acquisition activity has also increased significantly. We view these events as a positive development for the overall market and value stocks in general. Accordingly, we have positioned the Fund in a number of attractive investment opportunities, including our holdings in the finance, energy services, healthcare, media, and telecommunications sectors.



Q. WHAT ARE THE FIVE BEST AND WORST PERFORMING STOCKS HELD DURING THE SIX-MONTH PERIOD?
                           BEST
         CoreComm Ltd.                         +20.5%
         BJ Services                           +20.4%
         Pharmacia & Upjohn                    +19.9%
         Quantum Corp.-DLT & Storage           +11.7%
         Hartford Financial Group               +7.8%

                           WORST
         Delta Airlines                         -3.6%
         Tenet Healthcare                       -5.6%
         Philip Morris                          -5.6%
         Ford Motor Co.                         -6.8%
         Nabisco Group Holdings                -17.5%

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [LINE GRAPH OMITTED]

    MID-CAP VALUE EQUITY FUND       S&P MIDCAP 400
12/98    10000.00                     10000.00
3/99     10120.00                      9366.52
6/99     11550.00                     10690.42
9/99      9910.00                      9793.06
12/99    10956.87                     11476.89
3/00     10906.33                     12934.39


--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------


                           SIX      ONE     SINCE
                          MONTHS   YEAR   INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund 10.05%   7.77%    7.18%     12/31/98
--------------------------------------------------------------------------------
S&P MidCap 400            32.08%  38.09%   22.87%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

   Amutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalization that the Fund's management believes are undervalued by the market and have above-average growth potential.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                                 CONSUMER 24.4%
                            FINANCIAL SERVICES 23.4%
                            TELECOMMUNICATIONS 16.3%
                                   ENERGY 7.6%
                           MATERIALS & PROCESSING 7.5%
                                 HEALTHCARE 6.8%
                               CAPITAL GOODS 4.5%
                                 TECHNOLOGY 3.3%
                               MISCELLANEOUS 3.1%
                               TRANSPORTATION 1.9%
                                CASH & OTHER 1.2%

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   CoreComm Ltd.                                       4.97%
--------------------------------------------------------------------------------
   Telephone & Data Systems Inc.                       4.65%
--------------------------------------------------------------------------------
   AT&T Corp. - Liberty Media Group (Class A)          4.65%
--------------------------------------------------------------------------------
   NTL Inc.                                            4.40%
--------------------------------------------------------------------------------
   MediaOne Group Inc.                                 3.54%
--------------------------------------------------------------------------------
   Tenet Healthcare Corp.                              2.79%
--------------------------------------------------------------------------------
   Heller Financial Inc.                               2.66%
--------------------------------------------------------------------------------
   Waddell & Reed Financial Inc. (Class A)             2.64%
--------------------------------------------------------------------------------
   Chase Manhattan Corp.                               2.57%
--------------------------------------------------------------------------------
   Praxair Inc.                                        2.56%
--------------------------------------------------------------------------------


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE MID-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                            MID-CAP VALUE EQUITY FUND

                                     NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 4.5%

CNH Global N.V....................     7,000   $     69,125
Ingersoll-Rand Co.................     2,800        123,900
Parker-Hannifin Corp..............     4,000        165,250
York International Corp...........     6,300        147,263
                                                    505,538

CONSUMER - DISCRETIONARY -- 20.4%

AT&T Corp. - Liberty Media
  Group (Class A) ................     8,800        521,400(a)
Cox Communications Inc.  (Class A)     3,200        155,200(a)
Delphi Automotive Systems Corp....     6,800        108,800
Dillards Inc. (Class A)...........     8,700        143,006
Ford Motor Co.....................     5,000        229,687
Hasbro Inc........................    12,500        206,250
Lear Corp.........................     4,500        126,563(a)
Mandalay Resort Group.............     7,100        119,813(a)
MediaOne Group Inc................     4,900        396,900(a)
The E.W. Scripps Co. Inc. (Class A)    5,800        281,300
                                                  2,288,919

CONSUMER - STABLE -- 4.0%

Alberto-Culver Co. (Class A)......     7,200        157,500
Nabisco Group Holdings Corp.......     9,700        116,400
Philip Morris Cos. Inc............     8,000        169,000
                                                    442,900

ENERGY -- 7.6%

BJ Services Co....................     1,400        103,425(a)
Conoco Inc. (Class B).............     9,200        235,750
Noble Affiliates Inc..............     8,200        269,062
Tosco Corp........................     8,000        243,500
                                                    851,737

FINANCIAL -- 17.4%

Bank of America Corp..............     4,100        214,994
Bear Stearns Cos. Inc.............     5,843        266,587
Chase Manhattan Corp..............     3,300        287,719
Countrywide Credit Industries Inc.     6,500        177,125
First Union Corp..................     5,300        197,425
Heller Financial Inc..............    12,900        298,312
IndyMac Mortgage Holdings Inc.....    14,200        212,113
Waddell & Reed Financial Inc.
  (Class A) ......................     7,000        296,187
                                                  1,950,462

HEALTHCARE -- 6.8%

Aetna Inc.........................     3,800        211,612
Pharmacia & Upjohn Inc............     4,100        242,925
Tenet Healthcare Corp.............    13,600        312,800(a)
                                                    767,337

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
VALUE INSURANCE -- 6.0%
Hartford Financial Services
  Group Inc. .....................     5,400  $     284,850
MGIC Investment Corp..............     5,000        218,125
Torchmark Corp....................     7,300        168,813
                                                    671,788

MATERIALS & PROCESSING -- 7.5%

Applied Power Inc. (Class A)......     5,000        142,500
Bowater Inc.......................     3,000        160,125
Packaging Corp. of America........    14,500        152,250(a)
Praxair Inc.......................     6,900        287,212
Smurfit-Stone Container Corp......     6,000        101,625(a)
                                                    843,712

MISCELLANEOUS -- 3.1%

Loews Corp........................     4,100        205,000
Pactiv Corp.......................    16,200        141,750(a)
                                                    346,750

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 3.3%

Quantum Corp. - DLT &
  Storage Systems ................    12,500        149,219(a)
Quantum Corp. - Hard Disk Drive...    19,400        218,250(a)
                                                    367,469

TELECOMMUNICATIONS -- 16.3%

Alltel Corp.......................     4,000        252,250
CoreComm Ltd......................    12,650        556,600(a)
NTL Inc...........................     5,312        493,020(a)
Telephone & Data Systems Inc......     4,700        521,700
                                                  1,823,570

TRANSPORTATION -- 1.9%

Delta Air Lines Inc...............     4,000        213,000

TOTAL INVESTMENTS IN SECURITIES
 (COST $10,120,302) ..............               11,073,182


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
  (COST $290,343) ................   290,343        290,343

OTHER ASSETS AND LIABILITIES,
  NET (1.4)% .....................                 (156,213)
                                                -----------

NET ASSETS-- 100% ................              $11,207,312
                                                ===========


--------------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE"), WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2 BILLION, IS THE FUND'S SUB-ADVISER. THE FUND IS MANAGED BY PALISADE'S SENIOR INVESTMENT COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING
MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER, CHIEF INVESTMENT OFFICER OF PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE IN DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM. JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990, HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.

Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The Fund had a return of 31.15% for the six months ended March 31, 2000 while the Russell 2000 Index returned 26.65% for the same period.



Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. Core holdings in the financial services and consumer discretionary sectors aided returns while strong additions in the technology and health care sectors helped the Fund garner additional strength against the Russell 2000 Index. Among our top performers were companies with strong management and product lines positioned well for the future, such as: Titan Corp., Emmis Communications, Comdisco, Veeco Instruments and Glenayre Technologies.


Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. We believe that, over the long term, the stocks of small to medium capitalization companies will outperform those of large capitalization companies. These companies are often more efficient in bringing recently developed products to the market in a timely manner and in reacting to changes in the marketplace. Our primary focus is on quality of management. We attempt to maintain a balance between an investment candidate's projected growth and its valuation.


Q.  WHY DID THE WEIGHTING OF THE FUND CHANGE?

A. There is no limit as to the amount we will be under or over-weighted in a sector or industry group compared to the Russell 2000. First and foremost, we consider ourselves stock pickers. We view sector allocation as a tool to help manage risk but rely upon our stock selection as the primary component of portfolio construction. Our allocation to technology and health care has increased over the last six months as we have found more opportunities for future return within these sectors.


Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We remain committed to finding companies with strong product lines, robust projected growth, reasonable valuations and forward thinking management.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                               [LINE GRAPH OMITTED]
    SMALL-CAP VALUE EQUITY FUND        RUSSELL 2000
8/3/98   10000.00                       10000.00
9/98      8910.00                        8688.62
3/99      8680.73                        9557.63
9/99     10155.95                       10345.68
3/00     13319.91                       13103.13

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                              SIX     ONE    SINCE
                             MONTHS  YEAR  INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund  31.15% 53.44%  18.84%      8/3/98
--------------------------------------------------------------------------------
Russell 2000                 26.65% 37.29%  17.68%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with small-sized market capitalizations that the Fund's Management considers to be undervalued by the market but have solid growth prospects.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------
                               [PIE CHART OMITTED]
                                TECHNOLOGY 34.7%
                                 CONSUMER 16.2%
                                HEALTHCARE 11.0%
                             FINANCIAL SERVICES 8.7%
                             TELECOMMUNICATIONS 7.2%
                                 UTILITIES 6.1%
                                CASH & OTHER 4.9%
                             PRODUCER DURABLES 3.8%
                           MATERIALS & PROCESSING 2.6%
                                    REIT 1.7%
                                   ENERGY1.1%
                              BROADCAST/CABLE 1.0%
                           AUTO & TRANSPORTATION 1.0%

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Eastern Enterprises                                 3.58%
--------------------------------------------------------------------------------
   The Titan Corp.                                     3.46%
--------------------------------------------------------------------------------
   NOVA Corp.                                          3.16%
--------------------------------------------------------------------------------
   Zebra Technologies Corp. (Class A)                  3.07%
--------------------------------------------------------------------------------
   Quantum Corp. - Hard Disk Drive                     2.94%
--------------------------------------------------------------------------------
   CommScope Inc.                                      2.75%
--------------------------------------------------------------------------------
   ITC DeltaCom Inc.                                   2.68%
--------------------------------------------------------------------------------
   S3 Inc.                                             2.54%
--------------------------------------------------------------------------------
   Glenayre Technologies Inc.                          2.51%
--------------------------------------------------------------------------------
   Aeroflex Inc.                                       2.44%
--------------------------------------------------------------------------------


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                  GE SMALL-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                           SMALL-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.1%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 1.0%

Kirby Corp........................     8,700   $    171,825(a)

BROADCAST/CABLE -- 1.0%

Pegasus Communications Corp.......     1,300        182,975(a)

CONSUMER - DISCRETIONARY -- 16.2%

Dollar Tree Stores Inc............     4,200        218,925(a)
Fastenal Co.......................     6,600        315,975
Handleman Co......................    27,800        246,725(a)
InterTAN Inc......................    21,950        301,813(a)
Iron Mountain Inc.................     8,000        272,500(a)
Polaroid Corp.....................    11,300        268,375
Reader's Digest Assoc. Inc. (Class A)  7,800        275,925
School Specialty Inc..............    11,300        242,950(a)
TeleTech Holdings Inc.............    10,700        369,150(a)
United Stationers Inc.............     5,500        196,281(a)
Ziff-Davis Inc. - ZDNet...........     5,200        110,500(a)
                                                  2,819,119

ENERGY -- 1.1%

Noble Affiliates Inc..............     6,000        196,875

FINANCIAL SERVICES -- 8.7%

AmeriCredit Corp..................     6,700        109,294(a)
Commerce Bancorp Inc..............     2,700         99,900
Imperial Bancorp..................     2,268         70,308
IndyMac Mortgage Holdings Inc.....    12,900        192,694
Investment Technology Group Inc...     5,300        186,825(a)
NOVA Corp.........................    18,900        550,462(a)
The BISYS Group Inc...............     4,700        312,550(a)
                                                  1,522,033

HEALTHCARE -- 11.0%

Barr Laboratories Inc.............     4,600        193,200(a)
Beckman Coulter Inc...............     4,300        276,006
Chattem Inc.......................     6,500         91,813(a)
Hooper Holmes Inc.................     5,600        192,150
Oxford Health Plans Inc...........    16,300        248,575(a)
The Cooper Cos. Inc...............     2,000         64,375
Triad Hospitals Inc...............    13,900        232,825(a)
Universal Health Services
  Inc. (Class B) .................     5,300        259,700(a)
Varian Medical Systems Inc........     7,800        355,875
                                                  1,914,519

MATERIALS & PROCESSING -- 2.6%

Airgas Inc........................    20,400        169,575(a)
Ball Corp.........................     3,700        127,881
Kaydon Corp.......................     4,400        120,175
New England Business Service Inc..     2,400         41,400
                                                    459,031

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
PRODUCER DURABLES -- 3.8%

Cable Design Technologies Corp. .....  5,700   $    193,444(a)
HEICO Corp. (Class A) ...............  4,500         63,000
L-3 Communications
   Holdings Inc. ....................  5,300        275,600(a)
The Manitowoc Co. Inc. ..............  4,500        121,781
                                                    653,825

REAL ESTATE INVESTMENT TRUST -- 1.7%

First Industrial Realty Trust Inc. ..  4,500        122,625
Mid-Atlantic Realty Trust ........... 18,200        168,350
                                                    290,975

TECHNOLOGY -- 34.7%

About.com Inc. ......................  2,800        246,750(a)
Aeroflex Inc. .......................  8,600        425,700(a)
Affiliated Computer Services Inc. ...  6,200        235,600(a)
Comdisco Inc. .......................  3,700        163,263
CommScope Inc. ...................... 10,500        479,062(a)
Danka Business Systems PLC ADR ...... 29,400        180,075(a)
Digene Corp. ........................  3,600        165,600(a)
Frequency Electronics Inc. .......... 15,200        277,400
General Semiconductor Inc. .......... 18,100        312,225(a)
Glenayre Technologies Inc. .......... 24,900        437,306(a)
Hadco Corp. .........................  2,600        168,025(a)
iGATE Capital Corp. .................  3,200        144,400(a)
Lattice Semiconductor Corp. .........  3,800        257,212(a)
Printronix Inc. .....................  7,300        145,088(a)
Quantum Corp. - Hard Disk Drive ..... 45,500        511,875(a)
S3 Inc. ............................. 21,100        443,100(a)
The Titan Corp. ..................... 11,800        601,800(a)
VIA NET.WORKS Inc. ..................  5,800        154,063(a)
Visual Networks Inc. ................  2,800        158,900(a)
Zebra Technologies
   Corp. (Class A) .................. 10,700        535,000(a)
                                                  6,042,444

TELECOMMUNICATIONS -- 7.2%

Global TeleSystems Group Inc. .......  8,100        166,050(a)
InterVoice-Brite Inc. ...............  8,200        236,775(a)
ITC DeltaCom Inc. ................... 13,100        466,687(a)
Microcell Telecommunications
   Inc. (Class B) ...................  8,800        390,500(a)
                                                  1,260,012

UTILITIES -- 6.1%

Eastern Enterprises ................. 10,400        622,700
ICG Communications Inc. .............  7,100        256,487(a)
NSTAR ...............................  4,300        180,600
                                                  1,059,787

TOTAL INVESTMENTS IN SECURITIES
   (COST $15,316,845) ...............            16,573,420

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.3%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $915,968) ..................915,968        915,968

OTHER ASSETS AND LIABILITIES,
   NET (0.4)% .......................               (71,460)
                                                -----------

NET ASSETS-- 100% ...................           $17,417,928
                                                ===========

------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY INVESTMENT PROCESS AT GE ASSET MANAGEMENT. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEED $15 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE INTERNATIONAL EQUITY FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE ASSET MANAGEMENT'S ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The International Equity Fund rose 26.55% in the six month period ending March 31, 2000, well ahead of the MSCI EAFE benchmark which rose 16.87%.

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE SIX MONTH PERIOD ENDED MARCH 31, 2000 AND HOW DID THEY IMPACT THE FUND?

A. The 4th quarter of 1999 witnessed the birth of "TMT" -- the euphemism describing the three sectors that outperformed at the expense of all others, namely Technology, Media and Telecoms. The trend continued into the 1st quarter of 2000, although investors became more discriminatory as the quarter progressed -- concentrating on companies whose future earnings and business plans looked more realistic. By the end of the quarter, the valuations of many TMT stocks reached unjustifiably high levels and share prices across the sectors fell sharply, with the fall continuing into early April.

   Over the last six months, many non-TMT stocks have been weak, although the underlying fundamentals often looked good. These stocks became known as "old economy" stocks and included such sectors as steels, chemicals and papers as well as financials and general engineering, all of which benefit fundamentally from the strong economic growth which most of the world is currently experiencing. During the quarter, we reduced our holdings in the TMT stocks because we could not justify their high valuations given their expected growth rates, and increased our weights in the old economy sectors where the valuations were more reasonable. By the end of the quarter, this strategy was paying off.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SEMI-ANNUAL PERIOD ENDED MARCH 31, 2000?

A. The Fund outperformed the EAFE index during the six month period. Market attribution was positive across all regions. However, most of the outperformance came from stock selection that was positive across the portfolio. The greatest contribution came from the Continental European portfolio whose stocks significantly outperformed the underlying index. The emerging markets stocks also performed very well. Holdings that provided the greatest contribution to performance were Lagardere (France), Vodafone Airtouch (UK), which acquired Mannesmann, Ericsson (Sweden), Taiwan Semiconductor Manufacturing (Taiwan) and Toshiba (Japan).

Q. WHAT CHANGES HAVE YOU MADE IN THE FUND RECENTLY BASED ON CURRENT MARKET
   EVENTS?

A. During the period, many TMT share prices rose to levels that could not be justified by their underlying growth. Our discipline of owning companies which have forecasted 3 to 5 year cash earnings growth greater than the underlying price/cash earnings ratio led us to sell such stocks once they became expensive. As a result, we sold our holding in Nokia, the Finnish telecoms equipment manufacturer, and began the sell program in many others including Cap Gemini (French software), Nortel (Canadian telecoms equipment), Sonera (Finnish telecoms operator) and STMicroelectronics (French computer chip manufacturer). In addition, we sold Airtours (UK Travel agent) because of weakening earnings expectations amid an overly competitive environment, and FKI (UK engineering company) because of valuations. New positions added during the 1st quarter included BMW (German car manufacturer) where earnings expectations improved on the sale of the loss making Rover Car operation, Samsung Electronics (Korean electronics), and KPN (Netherlands telecoms operator).

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. There is no doubt that the last six months have been an unusual period in global stock markets. Every few decades, a new technology is developed which can transform the way in which companies operate. In the 1970's, the introduction of the computer into corporate life was seen as revolutionary, but the main beneficiaries were companies that swiftly and successfully used computers in their operations, rather than the computer manufacturers themselves. Similarly, the main long term beneficiaries of e-commerce will probably not be the e-commerce vendors but those companies that successfully use e-commerce to improve their operations. The recent rise in so-called e-commerce stocks is unlikely to be long lived and investors should concentrate on companies that use e-commerce effectively. Many of the recent high performance stocks, especially those that have had a short life span, will either disappear or be acquired. In our search for companies with share price valuations that are cheap relative to their long-term growth, we will take their use of e-commerce into account when estimating their future earnings.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

    INTERNATIONAL EQUITY FUND     MSCI EAFE
11/25/97     10000.00              10000.00
12/97        10266.29              10087.20
3/98         12027.37              11571.01
6/98         12237.50              11693.95
9/98         10066.17              10031.88
12/98        12044.22              12104.51
3/99         12472.13              12272.95
6/99         12847.86              12584.86
9/99         13035.72              13137.15
12/99        15880.83              15368.47
3/00         16497.04              15352.99


--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------


                           SIX      ONE   SINCE
                          MONTHS   YEAR INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
International Equity Fund 26.55%  32.27% 23.74%        11/25/97
--------------------------------------------------------------------------------
MSCI EAFE                 16.87%  25.10% 20.03%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.

--------------------------------------------------------------------------------
                    REGIONAL ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                                  EUROPE 63.5%
                                   JAPAN 16.0%
                                PACIFIC RIM 10.8%
                               OTHER REGIONS 7.5%
                                CASH & OTHER 2.2%

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Taiwan Semiconductor Manufacturing Co.              2.72%
--------------------------------------------------------------------------------
   Vodafone AirTouch PLC                               2.60%
--------------------------------------------------------------------------------
   Canon Inc.                                          2.39%
--------------------------------------------------------------------------------
   Philips Electronics N.V.                            2.18%
--------------------------------------------------------------------------------
   Toshiba Corp.                                       2.15%
--------------------------------------------------------------------------------
   BAE Systems PLC                                     2.15%
--------------------------------------------------------------------------------
   Telefonica S.A.                                     2.14%
--------------------------------------------------------------------------------
   AXA-UAP                                             2.12%
--------------------------------------------------------------------------------
   Lagardere S.C.A.                                    2.10%
--------------------------------------------------------------------------------
   Total S.A. (Class B)                                2.02%
--------------------------------------------------------------------------------

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.9%
--------------------------------------------------------------------------------

AUSTRALIA -- 2.1%

Brambles Industries Ltd...........   213,407  $   5,423,619
Cable & Wireless Optus Ltd........   686,784      2,749,354(a)
                                                  8,172,973

BRAZIL -- 0.5%

Uniao de Bancos Brasilieros
   S.A. GDR .....................     62,559      1,986,248

CANADA -- 2.3%

ATI Technologies Inc..............    95,311      1,689,097(a)
Celestica Inc.....................    70,488      3,740,270(a)
CGI Group Inc. (Class A)..........   196,488      2,758,675(a)
Nortel Networks Corp..............     6,096        768,096
                                                  8,956,138

DENMARK -- 0.3%

Novo-Nordisk AS (Series B)........     7,586      1,024,094

FINLAND -- 1.6%

Pohjola Group Insurance Corp.
  (Series B) .....................    12,138        900,762
Sampo Insurance Co. Ltd. (Series A)   87,058      3,334,495
Sonera Oyj........................     3,159        215,675
Stora Enso Oyj....................   112,193      1,203,221
Tietoenator Oyj...................     6,455        387,548
                                                  6,041,701

FRANCE -- 15.9%

Aerospatiale Matra (Regd.)........   113,557      2,172,555(a)
Alstom............................   200,724      5,573,894
Aventis S.A.......................    73,154      4,006,780
AXA-UAP...........................    57,923      8,214,242
Banque Nationale de Paris.........    35,415      2,797,709
Cap Gemini S.A....................     2,871        778,003
Carrefour S.A.....................    18,865      2,418,794
Coflexip S.A. ADR.................    42,314      2,316,692
Lagardere S.C.A...................    99,957      8,121,317
Lyonnaise Des Eaux S.A............    16,350      2,811,807
Michelin CGDE (Regd.)  (Class B)..    89,091      2,861,266
Rhodia S.A........................   104,393      1,869,280
Schneider S.A.....................    49,738      3,176,695
STMicroelectronics N.V............    13,051      2,399,421
Total S.A. (Class B)..............    52,164      7,817,118
Vivendi...........................    36,289      4,187,198
                                                 61,522,771


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
GERMANY -- 8.7%

Bayer AG..........................    36,365  $   1,628,940
Bayerische Motoren Werke
  (BMW) AG .......................    90,300      2,866,373
DaimlerChrysler AG................    26,498      1,725,882
Deutsche Bank AG..................    47,645      3,157,074
Fresenius Medical Care AG.........    49,698      3,707,130
HypoVereinsbank AG................    28,638      1,775,595
Infineon Technologies AG..........     5,654        308,868(a)
Metallgesellschaft AG.............   259,401      4,781,496
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.) ........    17,857      5,557,165
Preussag AG.......................   104,924      4,821,554
Veba AG...........................    68,710      3,503,491
                                                 33,833,568

GREECE -- 0.7%

Hellenic Telecommunication
  Organization S.A. ADR .........     71,360      1,034,720
Hellenic Telecommunication
  Organization S.A. GDR .........     56,980      1,620,806
                                                  2,655,526

HONG KONG -- 2.5%

Cheung Kong (Holdings) Ltd........   214,495      3,209,209
Giordano International Ltd........ 1,394,000      1,691,802
Hutchison Whampoa Ltd.............    35,000        631,538
Johnson Electric Holdings Ltd.....   580,900      3,972,610
                                                  9,505,159

IRELAND -- 2.3%

Bank of Ireland...................   542,341      3,894,889
CRH PLC...........................   194,039      3,530,238
Jefferson Smurfit Group PLC.......   568,220      1,320,809
                                                  8,745,936

ISRAEL -- 2.0%

Comverse Technology Inc...........       849        160,461(a)
ECI Telecommunications Ltd........   161,143      5,055,862
Teva Pharmaceutical
  Industries Ltd. ADR ............    69,988      2,611,427
                                                  7,827,750

ITALY -- 1.6%

Banca Intesa S.p.A................   534,689      1,848,289
Saipem............................   586,462      2,863,990
Telecom Italia S.p.A..............    96,032      1,434,504
                                                  6,146,783

JAPAN -- 16.0%

Asahi Bank Ltd....................   116,882        654,626
Asahi Chemical Industry Co. Ltd...     9,000         57,420
Canon Inc.........................   213,000      9,232,455




-------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                    GE INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Fujitsu Ltd.......................   215,000   $  6,596,698
ITOCHU Corp.......................   386,262      2,058,007 (a)
Kao Corp..........................   133,621      4,086,786
Mazda Motor Corp..................   750,000      2,556,860
Minebea Co. Ltd...................   331,000      4,400,867
Mitsukoshi Ltd....................    73,586        318,241 (a)
NAMCO Ltd.........................    16,700        684,819
Nippon Telegraph and
  Telephone Corp. (NTT)                  285      4,524,911
Shin-Etsu Chemical Co.............    90,000      5,461,452
Sony Corp.........................    25,900      3,683,241(a)
Sony Corp.........................    25,900      3,658,014
Sumitomo Electric Industries......   129,000      1,818,176
The Fuji Bank Ltd.................   199,000      1,870,501
The Tokyo Electric Power Co. Inc..    83,000      1,819,023
Toshiba Corp......................   817,000      8,323,986
                                                 61,806,083

MEXICO -- 2.2%

Desc S.A. de C.V. (Series B)......   555,954        405,941
Desc S.A. de C.V. ADR.............    70,473      1,057,095
Grupo Carso S.A. de C.V. ADR......    93,481        718,869
Grupo Financiero Banamex
  Accival S.A. de C.V. (Class B)     824,684      3,774,603(a)
Grupo Televisa S.A. GDR...........    39,339      2,675,052(a)
                                                  8,631,560

NETHERLANDS -- 7.9%

Getronics N.V.....................    37,872      2,897,520
IHC Caland N.V....................    63,795      2,730,584
ING Groep N.V.....................   132,270      7,168,680
Ispat International N.V. (Regd.)
  (Class A)                           91,799      1,365,510
Koninklijke Ahold N.V.............    66,724      1,737,211
Koninklijke KPN N.V...............    46,884      5,371,540
Philips Electronics N.V...........    50,077      8,420,235
Vendex KBB N.V....................    53,628        883,246
                                                 30,574,526

PANAMA -- 0.1%

Panamerican Beverages Inc.
  (Class A) ......................    17,364        306,042

POLAND -- 0.5%

Telekomunikacja Polska
  S.A. GDR (Series A) ............   218,397      2,042,012(a,b)

PORTUGAL -- 0.2%

Banco Comercial Portugues
  (Regd.) ........................   168,891        910,492

SINGAPORE -- 0.3%

Chartered Semiconductor
  Manufacturing Ltd. ADR .........    14,050      1,324,213(a)

SOUTH KOREA -- 3.0%

Kookmin Bank......................    27,540        279,075
Korea Electric Power Corp.........    26,960        768,369




                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Korea Telecom Corp. ADR...........    34,886   $  1,526,263
Korea Telecom Corp................    14,824      1,314,410
Pohang Iron & Steel Co. Ltd.......    17,182      1,688,741
Pohang Iron & Steel Co. Ltd. ADR..    40,811      1,122,302
Samsung Electronics...............    15,910      4,822,303
                                                 11,521,463

SPAIN -- 2.5%

Repsol S.A........................    61,580      1,350,909
Telefonica S.A....................   327,289      8,273,643(a)
                                                  9,624,552

SWEDEN -- 4.0%

Autoliv Inc. SDR..................   112,165      3,107,028
Ericsson LM Telephone (Series B)..    79,899      7,028,667
Investor AB (Series B)............    35,325        552,721
Invik & Co. AB....................     7,152      1,036,161
Kinnevik AB (Series B)............    15,368        587,789
NetCom Systems AB (Series B)......     9,062        782,474(a)
Nordic Baltic Holding AB FDR......   321,259      1,691,918
Pharmacia & Upjohn Inc............     9,102        539,294
                                                 15,326,052

SWITZERLAND -- 1.8%

ABB Ltd...........................    27,186      3,123,606
Credit Suisse AG..................    15,113      3,009,235
Novartis AG (Regd.)...............       652        891,899
                                                  7,024,740

TAIWAN -- 2.9%

Synnex Technology International
  Corp. GDR ......................    26,156        817,375(b)
Taiwan Semiconductor
  Manufacturing Co. .............. 1,559,413     10,505,411
                                                 11,322,786

UNITED KINGDOM -- 15.0%

Bank of Scotland..................   127,194      1,457,028
BAE Systems PLC................... 1,491,258      8,309,815
Cable & Wireless PLC..............   348,549      6,542,567
Commercial Union PLC..............   436,651      6,055,125
Corus Group PLC................... 2,415,598      3,874,719
Granada Group PLC.................   657,849      7,048,745
Invensys PLC...................... 1,109,712      4,942,548
Nycomed Amersham PLC..............   462,891      3,758,542
Railtrack Group PLC...............    68,135        791,888
Reed International PLC............   250,491      1,826,536
Royal & Sun Alliance Insurance
  Group PLC ......................   326,993      2,030,363
Saatchi & Saatchi PLC.............    96,996        568,293
Somerfield PLC....................   746,705        659,800
Vodafone AirTouch PLC............. 1,803,764     10,051,206
                                                 57,917,175

TOTAL COMMON STOCK
  (COST $337,184,514) ............              374,750,343


--------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                    GE INTERNATIONAL EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------
Henkel KGaA.......................    35,041  $   2,013,210
Telecomunicacoes Brasileiras
   S.A. ADR                            9,195      1,376,377(a)

TOTAL PREFERRED STOCK
  (COST $3,240,266) ..............                3,389,587

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.),  06/03/02
  (COST $0).......................       181         15,598(a)

TOTAL INVESTMENTS IN SECURITIES
 (COST $340,424,780) ............               378,155,528

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $19,340,907) ............19,340,907     19,340,907

OTHER ASSETS AND LIABILITIES,
   NET (2.8)%                                   (10,930,548)
 .................................             ------------

NET ASSETS-- 100% ................             $386,565,887
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at March 31,
2000:
                                      PERCENTAGE (BASED ON
SECTOR                                  TOTAL NET ASSETS)
-----------------------------------------------------------
Information Technology                          17.78%
Finance                                         17.54%
Consumer Goods                                  16.23%
Industrial                                      15.27%
Telecommunication Services                      12.64%
Materials                                        6.98%
Health Care                                      4.28%
Energy                                           3.71%
Utilities                                        3.39%
Cash and Other                                   2.18%
                                              --------
                                               100.00%
                                              ---------
                                              ---------


-----------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

MICHAEL J. SOLECKI IS THE PORTFOLIO MANAGER OF THE EUROPE EQUITY FUND AND HAS SERVED THE FUND IN THAT CAPACITY SINCE ITS INCEPTION. MIKE ALSO SERVES AS PORTFOLIO MANAGER OF THE GEEUROPE EQUITY FUND AND AS CO-PORTFOLIO MANAGER OF THE GE GLOBAL EQUITY FUND. MIKE HAS MORE THAN 10 YEARS OF INVESTMENT EXPERIENCE AND JOINED GEASSET MANAGEMENT IN 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE ASSET MANAGEMENT. MIKE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE AND AN M.B.A. FROM FORDHAM UNIVERSITY.

Q. HOW DID THE EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDING MARCH 31, 2000?

A. The Europe Equity Fund had an outstanding six months ending March 31, 2000. The Fund rose 47.16%, outperforming the MSCI Europe benchmark by 29.67%.

Q. WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT THE FUND?

A. The recent six months have witnessed a strong performance within the European technology, media and telecommunications sectors and our portfolio has participated in the re-rating of many of Europe's technology leaders.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. Excellent stock selection in France and Germany was the main driver of first quarter performance, adding more than 700 basis points to the total return. French holdings Lagardere and Thomson Multimedia along with German holdings ProSieben Media and Epcos were among the top contributors to performance.


Q. WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH STOCKS/SECTORS HAVE YOU
LIKED?

A. Our positions in Thomson Multimedia, Epcos and Ericsson were some of our strongest performance drivers. These three positions are focused on the convergence of media and data technologies - a concept which is rapidly becoming reality in Europe.

    As we progressed through the 1st quarter of 2000, many TMT valuations began to fully reflect their future growth potential and we selectively reduced our positions. As a result, we increased our exposure in the "old economy" where we believe there are substantial bottom-up opportunities in companies with low valuations and strong growth catalysts. One such company is the UK based BAE Systems -- formerly known as British Aerospace. BAE Systems is the world's 2nd largest aerospace/defense company. The group has strong proprietary technologies in the civil and military aerospace markets and a strong balance sheet that will enable them to continue to participate in the global consolidation of the sector.

Q.  WHAT IS THE OUTLOOK FOR THE FUND GOING FORWARD?

A. We believe European markets continue to be well positioned from an economic standpoint. The current environment of accelerating economic growth coupled with low inflation creates a healthy backdrop for equities in Europe. With unemployment beginning to decline and productivity on the rise we believe the current environment may well continue.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMTITED]
       EUROPE EQUITY FUND         MSCI EUROPE
1/29/99  10000.00                  10000.00
          9460.00                   9746.20
3/99      9620.00                   9852.43
          9910.00                  10146.04
          9390.00                   9658.72
6/99      9700.00                   9821.76
         10150.00                   9913.01
         10280.00                  10013.72
9/99      9970.00                   9936.52
         10220.00                  10302.18
         11210.00                  10580.03
12/99    12907.30                  11664.48
         12927.47                  10833.97
         14964.40                  11398.96
3/00     14671.97                  11674.24


--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                        SIX      ONE     SINCE
                       MONTHS   YEAR   INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Europe Equity Fund     47.16%   52.52%   38.69%      1/29/99
--------------------------------------------------------------------------------
MSCI Europe            17.49%   18.49%   14.15%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
                           A mutual fund designed for
                          investors who seek long-term
                         growth of capital by investing
                        primarily in equity securities of
                          issuers located in developed
                               European countries.

--------------------------------------------------------------------------------
                    REGIONAL ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------
                               [PIE CHART OMITTED]
                                 DEVELOPED 92.3%
                                  EMERGING 3.5%
                                CASH & OTHER 2.8%
                                OTHER (U.S.) 1.4%

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Epcos AG                                            3.71%
--------------------------------------------------------------------------------
   Thomson Multimedia                                  3.34%
--------------------------------------------------------------------------------
   Philips Electronics N.V.                            3.32%
--------------------------------------------------------------------------------
   Vodafone AirTouch PLC                               3.02%
--------------------------------------------------------------------------------
   Lagardere S.C.A.                                    2.97%
--------------------------------------------------------------------------------
   Ericsson LM Telephone (Series B)                    2.74%
--------------------------------------------------------------------------------
   AXA-UAP                                             2.68%
--------------------------------------------------------------------------------
   Cable & Wireless PLC                                2.57%
--------------------------------------------------------------------------------
   BAE Systems PLC                                     2.44%
--------------------------------------------------------------------------------
   Total S.A. (Class B)                                2.37%
--------------------------------------------------------------------------------

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           GE EUROPE EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                               EUROPE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
--------------------------------------------------------------------------------


DENMARK -- 0.4%
Tele Danmark AS (Series B)........       740     $   66,599

FINLAND -- 1.4%
Sampo Insurance Co. Ltd. (Series A)    3,688        141,258
Sonera Oyj........................       657         44,855
Stora Enso Oyj....................     2,258         24,216
                                                    210,329

FRANCE -- 25.2%
Aerospatiale Matra (Regd.)........     4,779         91,431(a)
Alstom............................     9,610        266,860
Aventis S.A.......................     5,520        302,341
AXA-UAP...........................     2,852        404,451
Banque Nationale de Paris.........     1,715        135,481
Cap Gemini S.A....................       445        120,589
Carrefour S.A.....................       474         60,774
Coflexip S.A. ADR.................       522         28,579
Credit Lyonnais...................     2,337         87,610(a)
Imerys............................     1,113        135,670
Lagardere S.C.A...................     5,521        448,571
Michelin CGDE (Regd.) (Class B)...     2,736         87,870
Rhodia S.A........................       973         17,423
Schneider S.A.....................     1,949        124,480
STMicroelectronics N.V............       578        106,265
Thomson Multimedia................     5,331        505,365(a)
Total S.A. (Class B)..............     2,387        357,708
Transiciel S.A....................     1,470        269,696
Vivendi...........................     2,185        252,116
                                                  3,803,280

GERMANY -- 13.1%
Bayerische Motoren Werke  (BMW) AG     2,800         88,880
Dialog Semiconductor PLC..........       497         39,024(a)
Epcos AG..........................     4,258        560,622(a)
Fresenius Medical Care AG.........     2,439        181,933
HypoVereinsbank AG................       326         20,212
Infineon Technologies AG..........       491         26,822(a)
Metallgesellschaft AG.............    15,341        282,778
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.) ........       674        209,751
Preussag AG.......................     2,305        105,921
Suess MicroTec AG.................     3,029        110,216(a)
Techem AG.........................     7,828        224,871(a)
Veba AG...........................     2,693        137,315
                                                  1,988,345

GREECE -- 2.8%
Antenna TV S.A. ADR...............    10,172        237,771(a)
Hellenic Telecommunication
  Organization S.A. ADR ..........     6,782         98,339
Hellenic Telecommunication
  Organization S.A. GDR ..........     3,340         95,007
                                                    431,117

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
IRELAND -- 3.7%
Bank of Ireland...................    42,180   $    302,921
CRH PLC...........................     8,987        163,504
Irish Life & Permanent PLC........     2,117         19,258
Jefferson SmurFit Group PLC.......    33,378         77,586
                                                    563,269

ITALY -- 3.2%

Banca Popolare di Lodi............     9,803        121,278
Saipem............................    31,132        152,034
Telecom Italia S.p.A..............    14,317        213,864
                                                    487,176

NETHERLANDS -- 12.2%

Fox Kids Europe N.V...............     9,529        200,739(a)
Getronics N.V.....................     1,298         99,308
IFCO Systems N.V..................     2,650         62,803(a)
IHC Caland N.V....................     4,185        179,128
ING Groep N.V.....................     5,147        278,954
Ispat International N.V.
  (Regd.) (Class A)                    2,689         39,999
Koninklijke Ahold N.V.............     9,979        259,811
Koninklijke KPN N.V...............     1,680        192,479
Philips Electronics N.V...........     2,984        501,747
Vendex KBB N.V....................     2,123         34,965
                                                  1,849,933

POLAND -- 0.7%

Telekomunikacja Polska
   S.A. GDR (Series A) ...........    10,735        100,372(a,b)

PORTUGAL -- 3.0%

PT MULTIMEDIA - Servicos
  de Telecomunicacoes e
  Multimedia SGPS S.A. ...........     2,484        221,205(a)
Telecel-Comunicacoes  Pessoais S.A.   12,018        234,760(a)
                                                    455,965

SPAIN -- 2.1%

Sol Melia S.A.....................     9,408        118,013(a)
Telefonica S.A....................     7,668        193,842(a)
                                                    311,855

SWEDEN -- 3.7%

Autoliv Inc. SDR..................     5,098        141,217
Ericsson LM Telephone (Series B)..     4,704        413,808
                                                    555,025

SWITZERLAND -- 1.9%

ABB Ltd...........................     1,712        196,705
Credit Suisse AG..................       416         82,832
Novartis AG (Regd.)...............         1          1,368
                                                    280,905


-----------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           GE EUROPE EQUITY FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- 21.0%
Bank of Scotland..................    12,728  $     145,801
BAE Systems PLC...................    66,116        368,422
British Energy PLC................     3,689         11,365(a)
Cable & Wireless PLC..............    20,677        388,125
Cobham PLC........................     1,923         28,473
Commercial Union PLC..............    13,706        190,064
Corus Group PLC...................   123,093        197,446
Granada Group PLC.................    30,330        324,981
Invensys PLC......................    50,700        225,813
Jazztel PLC ADR...................     1,701        137,675(a)
Mayflower Corp. PLC...............    15,597         45,442
Nycomed Amersham PLC..............    12,614        102,422
Prudential PLC....................     2,116         32,105
Railtrack Group PLC...............       896         10,414
Reed International PLC............    21,848        159,312
Royal & Sun Alliance
  Insurance Group PLC                 40,373        250,684
Somerfield PLC....................    43,705         38,618
Standard Chartered PLC............     1,803         24,113
Tesco PLC.........................     4,989         16,680
Thus PLC..........................     3,127         23,897(a)
Vodafone AirTouch PLC.............    81,818        455,918
                                                  3,177,770

UNITED STATES -- 1.4%

Global TeleSystems Group Inc......     6,522        133,701(a)
Infonet Services Corp. (Class B)..     2,704         61,178(a)
UnitedGlobalCom Inc...............       149         11,184(a)
                                                    206,063

TOTAL COMMON STOCK
  (COST $11,898,920) .............               14,488,003

--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
--------------------------------------------------------------------------------
ProSieben Media AG
  (COST $83,197) .................     1,757        211,984

TOTAL INVESTMENTS IN SECURITIES
 (COST $11,982,117) ..............               14,699,987

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
  (COST $403,950) ................   403,950        403,950

OTHER ASSETS AND LIABILITIES,
  NET 0.1% .......................                   10,631
                                                -----------

NET ASSETS-- 100% ................              $15,114,568
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Europe Equity Fund invested in the following sectors at March 31, 2000:

                                       PERCENTAGE (BASED ON
SECTOR                                    TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Consumer Goods                                    22.79%
--------------------------------------------------------------------------------
Industrials                                       16.75%
--------------------------------------------------------------------------------
Finance                                           16.06%
--------------------------------------------------------------------------------
Telecommunication Services                        15.47%
--------------------------------------------------------------------------------
Information Technology                             9.75%
--------------------------------------------------------------------------------
Materials                                          5.50%
--------------------------------------------------------------------------------
Health Care                                        3.92%
--------------------------------------------------------------------------------
Cash and Other                                     3.55%
--------------------------------------------------------------------------------
Energy                                             3.53%
--------------------------------------------------------------------------------
Utilities                                          2.68%
                                                --------
                                                 100.00%
                                                --------
                                                --------


----------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Q&A

RALPH LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE EMERGING MARKETS FUND. REFER TO PAGE 31 FOR HIS BIOGRAPHICAL DETAILS.


Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK? WHICH INVESTMENTS STAND OUT?

A. Stock selection explains our outperformance. As a group, the Indian software names continue to outpace the Index. Companies such as Wipro and Satyam are becoming the favored IT service vendors for multinationals, such as General Electric. Their fundamentals remain extremely solid, although valuation concerns led us to pare back our exposure somewhat in the first quarter.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL?

A. Elsewhere, technology, media, and telecom ("TMT") names advanced, a trend we witnessed globally in the first quarter. Stocks that performed well include Dogan Yayin Holdings, Turkey's leading media group, and Brazil's Telesp Cellular, a leading mobile phone provider.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER AND WHY?

A. During the quarter, we trimmed our holdings in the popular TMT sectors. We sold our positions in Tele Sudeste Cellular, a Brazilian mobile phone operator, and in Hitron Technologies, a Taiwanese telecom equipment firm. We have moved money into some of the neglected sectors of the market. Specifically, two companies in the paper industry, Sappi of South Africa and Aracruz of Brazil, appear interesting. Both should have good earnings this year, and we expect higher paper prices going forward.

Q. WHAT IS THE OUTLOOK FOR THE EMERGING MARKETS FUND AND HOW IS THE FUND POSITIONED GOING FORWARD?

A. The emerging markets remain attractive. We are impressed by the quality of the companies we have found in India, Taiwan and Israel. These firms are growing rapidly. We expect this trend to continue as multinationals outsource more of their production to the developing world. This movement should provide stockpickers like ourselves with many attractive investment opportunities in the future.

    Among the regions, we have upped our weighting in Taiwan, having purchased some shares during the pre-election nervousness. We expect the Taiwanese electronics firms to report strong earnings this quarter, and we are encouraged by the market's surprisingly low correlation to Nasdaq. These changes bring our Asian weighting closer to a neutral position.

    In Emerging Europe, we have maintained our overweight stance. The region continues to converge with Western Europe, a trend that could provide for falling interest rates, more stable currencies, and higher equity valuations.

    The Fund remains underweight in Latin America, although it is roughly neutral Brazil and Mexico. We remain concerned about the impact of higher U.S. interest rates on the region. We would also prefer to see higher growth companies list their shares on the local exchanges.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]
         EMERGING MARKETS FUND      MSCI EMF
11/25/97     10000.00                10000.00
12/97        10215.36                10241.00
3/98         11068.31                10875.27
6/98          9392.51                 8308.96
9/98          6803.55                 6480.34
12/98         8159.95                 7646.02
3/99          9467.96                 8596.95
6/99         11258.92                10694.33
9/99         11540.64                10143.17
12/99        16996.08                12723.52
3/00         18546.67                13032.24

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                          SIX      ONE   SINCE
                         MONTHS   YEAR  INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Emerging Markets Fund    60.71%  95.89%  30.07%     11/25/97
--------------------------------------------------------------------------------
MSCI EMF                 28.48%  51.59%  11.94%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

                      A mutual fund designed for investors
                      who seek long-term growth of capital
                        by investing primarily in equity
                         securities of issuers that are
                     located in emerging markets countries.

--------------------------------------------------------------------------------
                    REGIONAL ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------
                               [PIE CHART OMITTED]
                                   ASIA 43.5%
                               LATIN AMERICA 22.8%
                          MIDDLE EAST AND AFRICA 17.2%
                                  EUROPE 15.8%
                                CASH & OTHER 0.7%

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   Satyam Computer Services Ltd.                       4.95%
--------------------------------------------------------------------------------
   Mastek Ltd.                                         3.25%
--------------------------------------------------------------------------------
   Taiwan Semiconductor Manufacturing Co.              3.04%
--------------------------------------------------------------------------------
   Datacraft Asia Ltd.                                 2.53%
--------------------------------------------------------------------------------
   Telecomunicacoes Brasileiras S.A. ADR               2.21%
--------------------------------------------------------------------------------
   Pentamedia Graphics Ltd.                            1.99%
--------------------------------------------------------------------------------
   Telefonos de Mexico S.A. ADR                        1.61%
--------------------------------------------------------------------------------
   Compal Electronics Inc.                             1.52%
--------------------------------------------------------------------------------
   Grupo Televisa S.A. GDR                             1.44%
--------------------------------------------------------------------------------
   Wipro Ltd.                                          1.43%
--------------------------------------------------------------------------------

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                        GE EMERGING MARKETS FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                              EMERGING MARKETS FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.1%
--------------------------------------------------------------------------------


ARGENTINA -- 0.7%

El Sitio Inc......................     1,593     $   34,150(a)
Impsat Fiber Networks Inc.........     1,173         32,844(a)
Telecom Argentina S.A. ADR........       955         33,186
                                                    100,180

BRAZIL -- 2.1%

Aracruz Celulose S.A. ADR.........     3,220         68,224
Companhia Cervejaria  Brahma ADR..     4,143         67,324
Companhia de Saneamento
  Basico de Estado de Sao Paulo ..   483,209         48,973
Companhia Siderurgica  Nacional ADR        1             35
Petroleo Brasiliero S.A. ADR......       343          9,132
Ultrapar Participacoes S.A. ADR...     2,574         28,314(a)
Uniao de Bancos Brasilieros
   S.A. GDR ......................     3,115         98,901
                                                    320,903

CANADA -- 1.0%

Global Light  Telecommunications Inc.  7,079        145,120(a)

CHILE -- 0.2%

Companhia de Telecomunicaciones
  de Chile S.A. ADR ..............       826         18,791
Enersis S.A. ADR..................       739         15,011
                                                     33,802

CHINA -- 1.4%

Brilliance China Automotive
  Holdings Ltd. ..................     9,852         26,477
China Telecom (Hong Kong)
  Ltd. ADR .......................       586        103,869(a)
Guangdong Kelon Electrical
  Holdings Co. Ltd. ..............     2,000          1,079
Huaneng Power International
  Inc. ADR .......................     4,799         38,392
Huaneng Power International
  Inc. (Class H) .................   172,000         33,134
                                                    202,951

CROATIA -- 1.2%

Pliva D D GDR (Regd.).............     6,401         97,615
Zagrebacka Banka GDR..............     4,668         80,523(b)
                                                    178,138

CZECH REPUBLIC -- 0.4%

Ceske Radiokomunikace GDR.........     1,097         55,947(a,b)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC -- 0.7%
TRICOM S.A. ADR...................     4,133     $   99,192(a)

EGYPT -- 1.9%

Al-Ahram Beverage Co.  S.A.E. GDR.     3,324         59,499(a)
EFG-Hermes Holding  S.A.E. GDR....     4,651         17,907(b)
Egyptian Company for
  Mobile Services ................     4,060        196,418(a)
Olympic Group Financial
  Investment Co. .................     8,753         14,898
                                                    288,722

ESTONIA -- 0.8%

AS Eesti Telekom GDR..............     4,486        122,244

GHANA -- 0.0%

Home Finance Co...................    18,516          3,481

GREECE -- 4.5%

A.G. Petzetakis S.A...............     6,348         56,286(a)
Alfa Beta Vassilopoulos  S.A. (Regd.)  3,635         84,736
Alpha Credit Bank (Regd.).........       940         63,183
Attica Enterprises S.A............     2,021         25,695
Delta Informatics S.A. (Regd.)....     6,370        140,839
Hellenic Telecommunication
  Organization S.A. ADR ..........     3,297         47,807
Intrasoft S.A.....................     1,815         49,577
Spyrou Agricultural Products......     7,280         73,920(a)
STET Hellas Telecommunication
  S.A. ADR .......................     4,847        139,351(a)
                                                    681,394

HONG KONG -- 0.4%

Founder Holdings Ltd..............     8,000          7,911(a)
TCL International Holdings Ltd....    79,011         59,361(a)
                                                     67,272

HUNGARY -- 1.0%

BorsodChem RT.....................       796         30,955
Magyar Tavkozlesi RT ADR..........     1,027         45,830
OTP Bank RT.......................       651         35,139
Synergon Information  Systems GDR.     2,627         30,867(a,b)
                                                    142,791

INDIA -- 18.6%

Aptech Ltd........................     2,866        122,134
Aptech Ltd........................     2,194         93,496(a)
Bharat Heavy Electricals Ltd......       761          2,182(a)
BSES Ltd. GDR.....................     1,450          7,908(a)
Cipla Ltd.........................       650         16,711(a)
Cipla Ltd.........................     1,300         33,423
Dr. Reddy's Laboratories Ltd......     1,200         44,356
Global Tele-Systems Ltd. ADR......     1,490         75,612

----------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                        GE EMERGING MARKETS FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
HDFC Bank Ltd.....................     1,310    $    11,460
Himachal Futuristic
  Communications Ltd. ............     2,000         77,654(a)
Leading Edge Systems Ltd..........       400         18,314
Mastek Ltd........................     2,600        254,192
Mastek Ltd........................     2,400        234,638(a)
NIIT Ltd..........................     3,870        182,050(h)
Pentamedia Graphics Ltd...........    11,300        299,644
Satyam Computer Services Ltd......     3,864        392,489(a)
Satyam Computer Services Ltd......     3,464        351,858
Sriven Multi-Tech Ltd.............     8,000         56,450(a)
Sun Pharmaceutical Industries Ltd.     2,089         30,664
Sun Pharmaceutical Industries Ltd.     4,178         61,329(a)
Tata Infotech Ltd.................       225          2,078
Wipro Ltd.........................     1,702        214,434
Zee Telefilms Ltd.................     9,061        212,393(a)
                                                  2,795,469

INDONESIA -- 0.4%

PT Astra International Inc........    32,500         15,563(a)
PT Gudang Garam...................     3,500          6,681
PT Hanjaya Mandala Sampoerna......    15,500         25,799(a)
PT International Nickel...........    13,000         12,451(a)
                                                     60,494

ISRAEL -- 10.3%

Advanced Vision Technology Ltd....       789         15,639(a)
AudioCodes Ltd....................       670         67,251(a)
BreezeCom Ltd.....................       200          7,475(a)
Comverse Technology Inc...........     1,074        202,986(a,e)
DSP Group Inc.....................     1,230         81,180(a)
e-SIM Ltd.........................     2,200         49,500(a)
ECI Telecommunications Ltd........     3,277        102,816(e)
Elbit Ltd.........................     4,376         56,888(a)
Fundtech Ltd......................     6,363        165,438(a)
Galileo Technology Ltd............     3,823         69,770(a)
Magic Software Enterprises Ltd....     3,505         66,595(a)
NICE Systems Ltd. ADR.............       537         38,261(a)
Orbotech Ltd......................     2,087        177,395(a)
Orckit Communications Ltd.........     1,389         93,063(a)
Partner Communications Co. Ltd. ADR    2,800         46,550(a)
RT-SET Real Time Synthesized
  Entertainment Technology Ltd. .      1,218         34,056(a)
Sapiens International
  Corp. N.V.. ...................     12,246        150,014(a)
Teva Pharmaceutical
  Industries Ltd. ADR ...........      1,946         72,610
TTI Team Telecom
  International Ltd. ............      1,474         48,642(a)
                                                  1,546,129

KAZAKHSTAN -- 0.6%

Efes Sinai Yatirim Holding A.S.... 3,800,000         54,846(a)
Kazkommertsbank GDR...............     3,994         42,049(a)
                                                     96,895
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
MEXICO -- 11.3%

Alfa S.A. (Series A)..............    10,250   $     39,187
Cemex S.A. de C.V. ADR............     1,756         39,730(a)
Cemex S.A. de C.V.................         4             18
Coca-Cola Femsa S.A. de C.V. ADR.      2,297         42,638
Consorcio Ara S.A. de C.V.........    16,067         23,533(a)
Controladora Comercial
  Mexicana S.A. de C.V. .........     34,451         46,823
Desc S.A. de C.V. (Series B)......    34,657         25,306
Desc S.A. de C.V. ADR.............     1,362         20,430
Fomento Economico
  Mexicano S.A. de C.V. ADR            1,111         49,995
Geo S.A. de C.V...................    40,032        104,763(a)
Grupo Carso S.A. de C.V. ADR......     3,305         25,415(a)
Grupo Continental S.A.............    50,843         62,969
Grupo Elektra S.A. de C.V. GDR....     3,983         50,783
Grupo Financiero Banamex
  Accival S.A. de C.V. (Class B)      32,015      146,534(a)
Grupo Financiero Bancomer
  S.A. ADR (Series C) ...........     13,716      155,402(b)
Grupo Financiero Banorte
  S.A. de C.V. ..................     69,007        104,490(a)
Grupo Industrial Bimbo S.A. de C.V.   10,524         17,567
Grupo Iusacell S.A. ADR...........     2,725         55,181(a)
Grupo Televisa S.A. GDR...........     3,178        216,104(a)
Industrias Penoles S.A............     6,200         14,990
Pepsi-Gemex S.A. GDR..............     2,389         12,990(a)
Telefonos de Mexico S.A. ADR......     3,619        242,473
Tubos de Acero de Mexico  S.A. ADR     2,956         48,404
TV Azteca S.A. de C.V. ADR........     4,571         67,422
Wal-Mart de Mexico S.A. de C.V....    37,007         87,680(a)
                                                  1,700,827

NETHERLANDS -- 0.5%

Indigo N.V........................    12,021         81,142(a)

PANAMA -- 0.2%

Banco Latinoamericano de
  Exportaciones, S.A. (Class E) ....     694         18,391
Panamerican Beverages  Inc. (Class A)    659         11,615
                                                     30,006

PHILIPPINES -- 0.9%

Benpres Holdings Corp.............   118,300         19,837(a)
Metropolitan Bank & Trust Co......     7,480         40,354
Philippine Long Distance
  Telephone Co. ..................     1,954         42,736
San Miguel Corp. S.A..............    16,170         19,058
SPI Technologies Inc..............    21,780          6,219
                                                    128,204

POLAND -- 2.5%

Bank Slaski S.A...................       282         18,711
BRE Bank S.A......................       445         16,057


----------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                        GE EMERGING MARKETS FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Elektrim Spolka Akcyjna S.A.......     5,792    $    84,156(a)
Europejki Fundusz  Leasingowy GDR.     1,125         20,531(a,b)
Netia Holdings S.A. ADR...........       634         22,190(a)
Powszechny Bank Kredytowy S.A.....       939         22,739
Prokom Software S.A. GDR..........     3,553        100,372(b)
Telekomunikacja Polska
  S.A. GDR (Series A) ............     9,992         93,425(a,b)
                                                    378,181

RUSSIA -- 0.7%

LUKoil Holding ADR................       893         52,687
Premier Telesports Ltd............     1,156          7,195(a)
Sun Interbrew Ltd. GDR (Class B)..     3,894         26,474(a)
Sun Interbrew Ltd. GDR (Class A)..     3,894         11,682(a)
                                                     98,038

SINGAPORE -- 2.5%

Datacraft Asia Ltd................    40,689        380,442

SOUTH AFRICA -- 5.0%

Dimension Data Holdings Ltd.......    14,926        133,148(a)
Johnnies Industrial Corp. Ltd.....    11,088        169,658
M-Cell Ltd........................    15,514         85,457
Nedcor Investment Bank Holdings...     2,442          1,214(a)
Nedcor Ltd........................     4,828         98,400
Network Healthcare  Holdings Ltd..   234,808         37,365
Sappi Ltd.........................    13,529        104,746
Softline Ltd......................    67,037         86,162(a)
The Education Investment
  Corp. Ltd. ....................     57,145         33,226
                                                    749,376

SOUTH KOREA -- 5.7%

Dae Duck Electronics Co...........     9,496        107,397
Kookmin Bank......................     5,020         50,870
Korea Electric Power Corp.........     1,270         36,195
Korea Telecom Corp. ADR...........       390         17,062
Korea Telecom Corp................     1,250        110,835
Medison Co. Ltd...................     7,420         96,337
Mirae Co. ADR.....................     1,500         16,242(a)
Mirae Co..........................    15,630         87,678
Pohang Iron & Steel Co. Ltd.......     1,330        130,720
S1 Corp...........................     2,613         39,954
Samsung Electronics...............       489        148,215
Sindo Ricoh Co....................       292          7,992
Youngone Corp.....................    11,450         13,986
                                                    863,483

TAIWAN -- 12.7%

Asustek Computer Inc..............     7,605         95,219
Chroma Ate Inc....................    14,800         54,472(a)
Compal Electronics Inc............    54,901        228,228
Compeq Manufacturing Co. Ltd......    14,700         96,615(a)
D-Link Corp.......................    22,000         95,432
Far Eastern Textile Ltd...........   103,130        213,513


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Hitron Technology Inc.............    14,000   $    128,360(a)
Hon Hai Precision Industry........    12,800        148,485(a)
Nien Hsing Textile Corp. Ltd......    21,000         48,998
Premier Camera Taiwan Ltd.........     4,000         16,563(a)
Procomp Informatics Co. Ltd.......     5,000         48,308(a)
Ritek Inc.........................    14,008        128,894
Ritek Inc. GDR....................     1,766         31,346(a,b)
Synnex Technology International
  Corp. GDR                            1,221         38,156(b)
Taiwan Semiconductor
  Manufacturing Co.                   67,922        457,575(a)
Yageo Corp........................    55,300         81,414
                                                  1,911,578

THAILAND -- 0.3%

Banpu Public Co. Ltd. (foreign)...     8,800          5,642
Hana Microelectronics
  Public Co. Ltd. (foreign)            1,700         15,193(a)
Siam Cement Public
  Co. Ltd. (foreign)                   1,000         24,326(a)
                                                     45,161

TURKEY -- 4.2%

Aksigorta A.S..................... 2,550,000         51,959
Dogan Yayin Holding............... 7,390,000        178,813(a)
Enka Holding Yatirim A.S..........   144,950         36,304
Migros Turk T.A.S.................   108,647         59,957
Tansas A.S........................   664,560        143,875
Turk Ekonomi Bankasi A.S GDR......     3,473         42,544(a,b)
Turkiye Garanti Bankasi A.S....... 5,958,296         75,879
Yapi ve Kredi Bankasi A.S......... 1,790,328         47,880
                                                    637,211

UNITED STATES -- 0.3%

Prodigy Communications Corp.......     2,240         33,740(a)
StarMedia Network Inc.............       234          7,035(a)
                                                     40,775

VENEZUELA -- 0.1%

Compania Anonima Nacional
  Telefonos de Venezuela ADR .....       752         21,808

TOTAL COMMON STOCK
 (COST $8,054,336) ...............               14,007,356

--------------------------------------------------------------------------------
PREFERRED STOCK -- 7.5%
--------------------------------------------------------------------------------
Celular CRT Participaceos S.A.....   133,600         61,372(a)
Companhia Brasileira de
  Distribuicao Grupo Pao
  de Acucar GDR ..................   507,312         18,061
Companhia Paranaense
  de Energia-Copel ADR ...........10,442,786         88,447(a)
Companhia Riograndense
  de Telecomunicacoes ............       127             58
Companhia Siderurgica
  de Tubarao. .................... 3,600,000         56,434(a)

----------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                        GE EMERGING MARKETS FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Companhia Vale Do Rio Doce........     1,800  $      49,096(a)
Eletropaulo Metropolitana.........   400,000         29,997
Embraer - Empresa Brasileira
  de Aeronautica S.A. ...........      8,202         37,913
Embratel Participacoes
  S.A. ADR.. ....................      1,280         32,800
Globo Cabo S.A. ADR...............       651         12,206(a)
Petroleo Brasiliero S.A...........   530,000        143,646
Tele Centro Sul Participacoes
  S.A. ADR ......................        737         59,697
Tele Norte Leste Participacoes
  S.A. ADR ......................      3,044         81,047
Telecomunicacoes Brasileiras
  S.A. ADR ......................      2,219        332,157(a)
Telecomunicacoes
  do Parana S.A... ..............     43,366         18,676
Telecomunicacoes
  do Rio de Janeiro S.A. ........    564,019         17,570(a)
Telesp - Telecomunicacoes
  de Sao Paulo S.A. .............  1,178,399         34,645
Telesp Celular Participacoes S.A.. 2,309,971         52,394
Telesp Celular Participacoes
  S.A. ADR ......................        110          6,235

TOTAL PREFERRED STOCK
  (COST $687,602) ...............                 1,132,451

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Banpu Public Co. Ltd.
  (Regd.), 01/14/03 .............      4,400            675(a)
Cemex S.A. de C.V. ADR,  12/13/02.       109            381(a)

TOTAL WARRANTS
 (COST $191) ....... ............                     1,056


TOTAL INVESTMENTS IN SECURITIES
 (COST $8,742,129) ..............                15,140,863

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
  (COST $112,194) ................   112,194        112,194

OTHER ASSETS AND LIABILITIES,
  NET (1.4)% ....................                  (205,877)
                                                -----------

NET ASSETS-- 100% ................              $15,047,180
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Emerging Markets Fund invested in the following sectors at March 31, 2000:

                                      PERCENTAGE (BASED ON
SECTOR                                  TOTAL NET ASSETS)
------------------------------------------------------------
Information Technology                           45.46%
Telecommunication Services                       16.08%
Consumer Goods                                   14.48%
Finance                                          10.48%
Materials                                         4.27%
Health Care                                       3.26%
Industrials                                       3.05%
Utilities                                         2.17%
Energy                                            1.37%
Cash and Other                                   (0.62)%
                                                --------
                                                 100.00%
                                                --------
                                                --------


----------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

Q&A

THE STRATEGIC INVESTMENT FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND BOB MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF EXPERTISE:
DAVE MANAGES THE DOMESTIC EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 14 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 31 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 50 FOR BOB'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2000?
A. The Strategic Investment Fund posted a return of 10.14% for the period ended March 31, 2000. The Fund's inception date was October 31, 1999. The Fund invests primarily in a combination of equity and debt securities. The results of the Fund, therefore, should be compared to both the S&P 500 Index which returned 10.73% and the Lehman Brothers Aggregate Bond Index which returned 1.71%.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SEMI-ANNUAL PERIOD ENDED MARCH 31, 2000?
A. The Fund's outperformance was driven by asset allocation and strong performance within each of the asset classes. The international equity markets were strong during this period and the Fund's performance in this asset class was very strong relative to the respective benchmark. The international portion had a return in excess of 23%, exceeding the MSCI EAFE Index by 20%. Similarly, the U.S. equity portion of the Fund returned in excess of 12%, exceeding the S&P 500 Index. The fixed income markets were challenging during this time period due to interest rate increases however bonds managed to return a positive 1.71%. Our allocation in international stocks sets us apart from many other balanced funds, which only concentrate on the U.S. financial markets. Please read the commentary on the U.S. Equity Fund, the International Equity Fund and the Income Fund for a more detailed description of the individual asset classes.

Q. HOW HAS THE VOLATILITY IN THE U.S. EQUITY MARKETS IMPACTED THE FUND?
A. Over the past six months the U.S. equity markets have been particularly volatile and narrowly focused on technology. The S&P 500 had gains of 15% for the quarter ended December 31, 1999 following a decline of 6.2% in the quarter ended September, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster. This is evident in the disparate returns of the major averages for the quarter ended March 31, 2000 as the DJIA was down 4.8%, the S&P 500 up 2.5%, and the NASDAQ up 12.4%. The international markets have behaved much the same way with areas like technology, telecom, and media garnering investor's attention.

   In terms of the Fund, we continue to own those companies that have solid earnings growth. We view price swings in the market as opportunities to scale buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peer group. Our focus on security selection across asset classes will continue to provide the Fund with high-quality companies that are reasonably valued. With the Fund broadly diversified, we believe it is well positioned for the volatility we expect going forward.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST SIX MONTHS?
A. Currently, the Fund's asset allocation mix reflects approximately 44% of the asset in U.S. equities, 16% in international equities, 38% in fixed income, and 2% in cash. The weightings are set by GE Asset Management's Asset Allocation Committee which meets regularly to discuss any changes to the policy. The target weightings have shifted marginally toward international equities as our Committee believes there are compelling values in the international markets relative to the U.S. equity markets. Overall, the total equity allocation is 60% and the fixed income allocation is 38%.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The returns for the Fund will continue to reflect the strong demand for equities in both the U.S. and international markets. The U.S. economy's strong underpinnings are encouraging for the long term. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies are executing their business plans and should produce healthy earnings over the next few quarters. The U.S. market and consequently the international markets will continue to be volatile although this should be beneficial as speculative excesses are eliminated from the system. The fixed income market may experience some relief as the market anticipates only two more rate increases over the next quarter. In total, the Federal Reserve has increased rates five times since June of 1999. If the Fed accomplishes its goal of a "gradual adjustment to a more balanced non-inflationary growth" scenario over the near term then the fixed income markets may benefit as worries over rate increases subside. We continue to believe that a well balanced investment approach will benefit investors over the long term.

                                                       STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

           STRATEGIC INVESTMENT FUND   S&P 500   LB AGGREGATE  COMPOSITE
10/31/99         10000.00              10000.00   10000.00      10000.00
11/99            10150.00              10203.00    9999.00      10121.40
12/99            10651.90              10803.96    9951.01      10459.66
1/00             10450.92              10259.55    9918.17      10129.61
2/00             10420.77              10073.85   10038.18      10068.63
3/00             11013.66              11073.48   10170.68      10405.18


--------------------------------------------------------------------------------
            AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                                       SINCE
                                     INCEPTION   COMMENCEMENT
--------------------------------------------------------------------------------
Strategic Investment Fund               10.14%       10/31/99
--------------------------------------------------------------------------------
S&P 500                                 10.73%
--------------------------------------------------------------------------------
LB Aggregate                             1.71%
--------------------------------------------------------------------------------
Composite                                4.05%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                      A mutual fund designed for investors
                      who seek to maximize total return by
                      investing primarily in a combination
                       of equity securities and investment
                             grade debt securities.

--------------------------------------------------------------------------------
                    REGIONAL ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                              DOMESTIC EQUITY 44.3%
                              BONDS AND NOTES 37.5%
                              FOREIGN EQUITY 16.0%
                                CASH & OTHER 2.2%

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
   U.S. Treasury Notes 5.875%, 11/15/04               22.90%
--------------------------------------------------------------------------------
   U.S. Treasury Notes 6.00%, 08/15/09                14.61%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.61%
--------------------------------------------------------------------------------
   AT&T Corp. - Liberty Media Group (Class A)          2.06%
--------------------------------------------------------------------------------
   NTL Inc.                                            1.80%
--------------------------------------------------------------------------------
   Intel Corp.                                         1.76%
--------------------------------------------------------------------------------
   First Data Corp.                                    1.75%
--------------------------------------------------------------------------------
   Dover Corp.                                         1.51%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  1.49%
--------------------------------------------------------------------------------
   Vodafone AirTouch PLC                               1.44%
--------------------------------------------------------------------------------

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 44.3%

BASIC MATERIALS -- 0.1%

Airgas Inc........................       621    $     5,162(a)

CAPITAL GOODS -- 4.6%

Dover Corp........................     2,667        127,682
Emerson Electric Co...............       235         12,426
Honeywell International Inc.......     1,065         56,112
Hubbell Inc. (Class B)............       812         22,228
Molex Inc. (Class A)..............     2,450        108,719
Textron Inc.......................       194         11,810
United Technologies Corp..........       239         15,102
Waste Management Inc..............     2,257         30,893
                                                    384,972

CONSUMER - CYCLICAL -- 7.8%

AT&T Corp. - Liberty Media
  Group (Class A)                      2,935        173,899(a)
Carnival Corp. (Class A)..........       937         23,249
Catalina Marketing Corp...........       824         83,430(a)
Comcast Corp. (Class A)...........     2,090         90,654
Gannett Co. Inc...................       281         19,775
Harman International
  Industries Inc. ................       124          7,440
Interpublic Group Cos. Inc........     1,174         55,471
NTL Inc...........................     1,637        151,934(a)
The Walt Disney Co................     1,090         45,099
Time Warner Inc...................       113         11,300
                                                    662,251

CONSUMER - STABLE -- 1.5%

Anheuser Busch Cos. Inc...........        90          5,603
Avon Products Inc.................       553         16,072
Colgate-Palmolive Co..............       289         16,292
Energizer Holdings Inc............       124          2,875(a)
Gillette Co.......................       576         21,708
Pepsico Inc.......................     1,219         42,132
Philip Morris Cos. Inc............       907         19,160
                                                    123,842

ENERGY -- 3.2%

Anadarko Petroleum Corp...........       666         25,766
Baker Hughes Inc..................     1,151         34,818
Exxon Mobil Corp..................       377         29,335
Nabors Industries Inc.............       564         21,890(a)
Royal Dutch Petroleum Co. ADR.....       903         51,979
Schlumberger Ltd..................     1,070         81,855
Transocean Sedco Forex Inc........       192          9,852
Unocal Corp.......................       395         11,751
                                                    267,246

FINANCIAL -- 5.2%

American Express Co...............       203         30,234
Bank One Corp.....................       101          3,472
Citigroup Inc.....................     3,713        220,227
Countrywide Credit Industries Inc.       395         10,764
Federal National Mortgage Assoc...     1,472         83,076
Fidelity National Financial Inc...       216          2,983


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
State Street Corp.................       626   $     60,644(f)
Wells Fargo & Co..................       722         29,557
                                                    440,957

HEALTHCARE -- 7.5%

Abbott Laboratories...............     1,862         65,519
American Home Products Corp.......       689         36,948
Bristol-Myers Squibb Co...........     1,152         66,528
Cardinal Health Inc...............     2,427        111,339
Dentsply International Inc........       632         17,933
Henry Schein Inc..................     1,084         17,547(a)
Johnson & Johnson.................       928         65,018
Lincare Holdings Inc..............     1,377         39,072(a)
Merck & Co. Inc...................     1,264         78,526
Omnicare Inc......................       429          5,175
Pfizer Inc........................     1,366         49,944
Sybron International Corp.........     1,829         53,041(a)
Watson Pharmaceuticals Inc........       779         30,917(a)
                                                    637,507

INSURANCE -- 2.4%

AFLAC Inc.........................       203          9,249
American International Group Inc.        673         73,694
Berkshire Hathaway Inc. (Class B)        183          2,760(a)
Loews Corp........................       350         17,500
Marsh & McLennan Cos. Inc.........       605         66,739
                                                    199,942

RETAIL TRADE -- 1.1%

CVS Corp..........................       520         19,533
Home Depot Inc....................     1,185         76,432
                                                     95,965

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 4.7%

Analog Devices Inc................       181         14,582(a)
Applied Materials Inc.............       768         72,384(a)
Cisco Systems Inc.................     1,625        125,633(a)
Dell Computer Corp................       350         18,878(a)
Intel Corp........................     1,129        148,957
Pitney Bowes Inc..................       350         15,641
                                                    396,075

TECHNOLOGY - SOFTWARE & SERVICES -- 5.2%

Automatic Data Processing Inc.....     1,562         75,367
EMC Corp..........................       474         59,250(a)
Equifax Inc.......................     3,194         80,649
First Data Corp...................     3,342        147,883
Microsoft Corp....................       745         79,156(a)
                                                    442,305

UTILITIES -- 1.0%

MCI WorldCom Inc..................     1,038         47,034(a)
SBC Communications Inc............       488         20,496
Sprint Corp.......................       271         17,073
                                                     84,603

TOTAL DOMESTIC EQUITY
  (COST $3,411,559) .............                 3,740,827



----------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.0%

BASIC MATERIALS -- 1.1%

Corus Group PLC...................     9,050     $   14,516
Metallgesellschaft AG.............       977         18,009
Shin-Etsu Chemical Co.............     1,000         60,683
                                                     93,208

CAPITAL GOODS -- 1.3%

Alstom............................       851         23,631
Invensys PLC......................     6,199         27,610
Minebea Co. Ltd...................     2,000         26,591
Preussag AG.......................       733         33,684
                                                    111,516

CONSUMER - CYCLICAL -- 2.2%

Canon Inc.........................     1,000         43,345
Granada Group PLC.................     3,056         32,745
Philips Electronics N.V...........       336         56,497
Sony Corp.........................       200         28,442(a)
Sony Corp.........................       200         28,247
                                                    189,276

DIVERSIFIED -- 0.8%

Lagardere S.C.A...................       823         66,867

ENERGY -- 0.6%

Total S.A. (Class B)..............       339         50,801

FINANCIAL -- 1.0%

Deutsche Bank AG..................       335         22,198
Grupo Financiero Banamex
  Accival S.A. de C.V. (Class B)       4,648         21,274(a)
ING Groep N.V.....................       735         39,835
                                                     83,307

HEALTHCARE -- 0.3%

Aventis S.A.......................       344         18,842
Shire Pharmaceuticals Group
  PLC ADR ........................       101          5,176(a)
                                                     24,018

INSURANCE -- 1.0%

AXA-UAP...........................       373         52,896
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.)                952          9,565
                                                     82,461

RETAIL TRADE -- 0.3%

Carrefour S.A.....................       164         21,027

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 3.9%

Brambles Industries Ltd...........     1,051         26,711
ECI Telecommunications Ltd........       861         27,014
Ericsson LM Telephone (Series B)..       813         71,519

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Fujitsu Ltd. .....................     1,000   $     30,682
Nortel Networks Corp. ............       288         36,288
STMicroelectronics N.V. ..........       204         37,505
Taiwan Semiconductor
   Manufacturing Co. .............     1,248         71,136
Toshiba Corp. ....................     3,000         30,566
                                                    331,421

TECHNOLOGY - SOFTWARE & SERVICES -- 0.4%

Cap Gemini S.A. ..................       135         36,583

UTILITIES -- 3.1%

Telefonica S.A. ..................     1,780         44,997(a)
Vodafone AirTouch PLC ............    21,876        121,900
Vodafone AirTouch PLC ADR ........     1,660         92,234
                                                    259,131

TOTAL FOREIGN EQUITY
   (COST $1,088,890) .............                1,349,616


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 37.5%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 37.5%

U.S. Treasury Notes
5.875%      11/15/04 ...........  $1,970,000      1,934,284
6.00%       08/15/09 ...........   1,250,000      1,234,175

TOTAL BONDS AND NOTES
   (COST $3,182,377) ..........                   3,168,459
                                                 ----------

TOTAL INVESTMENTS IN SECURITIES
   (COST $7,682,826) ..........                   8,258,902
                                                 ----------


                                   NUMBER OF
                                      SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $112,122) ............      112,122        112,122

OTHER ASSETS AND LIABILITIES,
   NET 0.9% ...................                      74,288
                                                 ----------

NET ASSETS-- 100% .............                  $8,445,312
                                                 ==========

----------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                    INCOME FUNDS
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. ASSETS UNDER HIS MANAGEMENT EXCEED $29 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE INCOME AND MONEY MARKET FUNDS. BOB JOINED GE INVESTMENTS IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HAS HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. DESCRIBE WHAT OCCURRED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDING MARCH 31, 2000?

A. During the six months ending March 31, 2000, the Federal Reserve Board remained vigilant against heightened inflation risks from an overheated economy. Led by consumer spending, Gross Domestic Product grew in the final quarter of 1999 at its fastest pace in nearly 16 years and remained strong through the first quarter of 2000. Subsequently, the Federal Reserve raised the federal funds rate on three occasions, in increments of 25 basis points, to 6.00% during the period.

    The yield curve experienced a significant flattening over the six months. On September 30, 1999, yields on two- year notes and 30-year bonds were 5.60% and 6.05%, respectively. As the Fed tightened, interest rates climbed. Market expectations of further rate hikes put more upward pressure on yields of short maturity issues relative to long maturities. By December 31, 1999, the two- year note yield had risen to 6.24%, up 64 basis points, while the 30- year bond yield stood at 6.48%, up 43 basis points. The yield curve inversion continued in the first quarter of 2000. Short maturity yields increased further as more Fed tightening was priced into the market. Reduced supply and a Treasury announcement of long maturity buy-backs drove yields on long treasuries significantly lower. By March 31, 2000 yields on two-year securities were higher by 24 basis points at 6.48% and yields on 30- year issues declined 64 basis points to 5.84%.

    The market, represented by the Lehman Brothers Aggregate Bond Index returned 2.08% for the period. The government sector outperformed other sectors with a total return of 2.70%. Corporate and mortgage backed securities posted returns of 1.46% and 1.77%, respectively. The underperformance of these sectors resulted from severe spread widening in the last three months as reduced treasury supply and equity market volatility pushed investors to the safe haven of Treasury securities.

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO IT'S BENCHMARK FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2000?

A. The Income Fund posted a positive 1.90% return while the Lehman Brothers Aggregate Bond Index posted a positive total return of 2.08%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Overall, the Fund performed in line with the market and peers. Good security selection, particularly in the corporate sector and commercial mortgage backed sectors, helped offset an unfavorable sector allocation as federal agencies and mortgage backed securities underperformed U.S. Treasuries.

Q.  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. The Federal Reserve Board will continue raising short-term interest rates gradually through the second quarter until consumer demand shows signs of slowing. Despite lower treasury yields, sticky borrowing costs in the private sector should become a drag on our fast paced economy alleviating the need for further rate hikes. The current disconnect between declining treasury yields, particularly in longer maturity issues, and yields of non- treasury securities presents a challenging environment for bond investors to assess relative value. While we believe spread volatility may continue in the short run, strategic allocation to spread sectors combined with keen security selection should benefit longer-term performance.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

         INCOME FUND  LB AGGREGATE
11/21/97 10000.00       10000.00
12/97    10112.09       10101.00
3/98     10290.76       10256.86
6/98     10544.23       10496.62
9/98     10921.11       10940.26
12/98    10967.82       10977.14
3/99     10904.74       10921.35
6/99     10783.19       10825.13
9/99     10842.60       10899.26
12/99    10826.21       10885.99
3/00     11048.27       11126.30

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                          SIX      ONE    SINCE
                         MONTHS   YEAR  INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund               1.90%   1.32%   4.31%      11/21/97
--------------------------------------------------------------------------------
LB Aggregate              2.08%   1.88%   4.63%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
              A mutual fund designed for investors who seek maximum
              income consistent with prudent investment management
                  and the preservation of capital by investing
                 primarily in a variety of investment grade debt
                                   securities.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------
                               [PIE CHART OMITTED]
                              U.S. TREASURIES 22.6%
                              MORTGAGE BACKED 40.7%
                              CORPORATE NOTES 22.2%
                               CASH AND OTHER 8.7%
                              FEDERAL AGENCIES 5.8%

--------------------------------------------------------------------------------
                        QUALITY RATINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
           Moody's/                    Percentage of
          S&P Rating+                    Net Assets
--------------------------------------------------------------------------------
            Aaa/AAA                        72.9%
--------------------------------------------------------------------------------
            A to AA                        16.0%
--------------------------------------------------------------------------------
            Below A                         5.2%
--------------------------------------------------------------------------------
             Other                          5.9%
--------------------------------------------------------------------------------

   + MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
     RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                  GE INCOME FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                   INCOME FUND

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 96.3%


U.S. TREASURIES -- 22.6%

U.S. Treasury Bonds
8.125%      08/15/19 ...........$  4,880,000   $  5,933,006(e)
6.125%      08/15/29 ............. 2,055,000      2,094,497(e)
6.25%       05/15/30 ............. 8,325,000      8,801,107(e,k)
                                                 16,828,610
U.S. Treasury Notes
5.875%      11/30/01 ............. 3,607,000      3,570,353(e)
6.50%       02/28/02 .............14,165,000     14,158,343(k)
6.50%       02/15/10 ............. 7,898,000      8,174,430(e,k)
                                                 25,903,126

TOTAL U.S. TREASURIES
  (COST $42,044,168) ............                42,731,736


FEDERAL AGENCIES -- 5.8%

Federal Home Loan Bank
5.25%       04/25/02..............   475,000        459,563
Federal Home Loan Mortgage Corp.
6.22%       03/18/08 .............   490,000        450,878
5.75%       04/15/08 .............   360,000        328,781
5.125%      10/15/08 .............   280,000        243,555
                                                  1,023,214
Federal National Mortgage Assoc.
6.625%      01/15/02 ............. 6,145,000      6,111,387(k)
5.75%       04/15/03 .............   185,000        178,582
5.125%      02/13/04 .............   890,000        832,007
5.78%       05/05/04 .............   515,000        488,689
6.99%       07/09/07 .............   300,000        288,234
5.64%       12/10/08 .............   290,000        267,612
6.04%       02/25/09 ............. 1,105,000      1,007,970
6.99%       06/01/17 ............. 1,365,000        413,759(d)
                                                  9,588,240

TOTAL FEDERAL AGENCIES
  (COST $11,385,461) ..............              11,071,017


AGENCY MORTGAGE BACKED -- 34.3%

Federal Home Loan Mortgage Corp.
7.50%       09/01/12 .............   182,886        182,999
8.00%       05/01/27 ............. 1,176,564      1,182,447
7.00%       07/01/28 .............    84,902         81,745
6.00%       02/01/29 - 06/01/29 .. 5,195,880      4,731,858
6.50%       02/01/29 - 08/01/29 .. 7,772,249      7,294,694
6.50%       03/01/29 .............   573,901        538,394(g)
7.50%       10/01/29 .............   249,840        245,700
7.00%       01/01/30 - 03/01/30 .. 9,790,170      9,416,205
7.50%       01/01/30 - 03/01/30 .. 7,180,680      7,061,695

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
7.50%       TBA ..................$1,760,000  $   1,731,118(c)
8.00%       TBA .................. 7,362,000      7,390,786(c)
8.50%       TBA ..................   910,000        927,345(c)
                                                 40,784,986
Federal National Mortgage Assoc.
9.00%       06/01/09 .............   187,521        194,026
7.50%       12/01/09 ............. 1,837,702      1,837,701
8.00%       01/01/13 .............   878,088        888,098
7.00%       08/01/13 .............    78,757         77,428
7.50%       02/01/14 .............   450,976        450,976
9.00%       04/01/16 .............   106,869        112,010
8.00%       12/01/17 .............   195,853        198,011
9.00%       12/01/17 .............   138,708        143,127
9.00%       12/01/22 .............   157,444        162,609
7.50%       12/01/23 .............   404,096        399,675
6.023%      10/01/24 .............   559,816        545,821(g)
7.50%       10/01/27 .............   434,236        427,583
6.50%       01/01/29 - 07/01/29 .. 2,931,698      2,749,132
6.00%       10/01/29 .............   497,222        452,626
7.50%       01/01/30 - 02/01/30 .. 4,128,148      4,057,185
7.00%       01/01/30 - 02/01/30 .. 2,819,582      2,710,322
6.50%       TBA ..................   844,000        812,612(c)
8.00%       TBA .................. 1,750,000      1,754,917(c)
                                                 17,973,859
Government National Mortgage Assoc.
7.00%       03/15/12 .............   558,394        551,587
9.00%       11/15/16 .............   667,319        694,012
8.50%       10/15/17 .............   230,592        237,722
9.00%       01/15/17 - 11/15/17 ..   200,931        208,960
9.00%       12/15/21 .............    29,021         30,113
7.50%       10/15/22 ............. 1,639,548      1,634,515
6.50%       03/15/24 .............   436,109        414,574
7.00%       10/15/27 .............   149,143        144,715
6.50%       04/15/28 .............   553,438        522,307
7.00%       04/15/28 .............   397,208        384,919
8.00%       TBA .................. 1,351,000      1,366,415(c)
                                                  6,189,839

TOTAL AGENCY MORTGAGE BACKED
  (COST $65,533,131) ..............              64,948,684


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%

Federal Home Loan Mortgage Corp.
5.75%       06/15/23 .............   155,000        146,092
6.50%       12/15/28 .............   265,000        244,545
                                                    390,637
Federal Home Loan Mortgage  Corp. STRIP
6.71%       06/15/29..............   686,879        416,846(d,j)
Federal National Mortgage Assoc.
7.50%       01/19/39..............   853,249        845,250
Federal National Mortgage  Assoc. REMIC
6.176%      05/25/14..............   394,459        379,729(g)

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $2,097,384) ...............               2,032,462



----------------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                  GE INCOME FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
ASSET BACKED -- 5.0%
American Express Credit Account Master Trust
6.085%      03/15/05 .............$   91,000    $    91,198
American Express Master Trust
6.154%      08/15/04 ............. 1,059,000      1,059,657(g)
Arran One Ltd.
6.352%      03/15/05 ............. 1,250,000      1,250,781(g)
Citibank Credit Card Master Trust I
5.75%       01/15/03 .............    72,000         71,370
5.30%       01/09/06 .............   550,000        514,761
Discover Card Master Trust I  Series 1999-3
6.114%      09/15/04 ............. 1,550,000      1,550,000(g)
FedEx Corp.
7.50%       01/15/18 .............   213,806        211,007
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 .............   109,000        107,580
Green Tree Financial Corp.
6.90%       04/15/18 .............    64,991         64,341
6.97%       04/01/31 .............   116,000        114,332
MBNA Master Credit Card Trust
6.264%      10/15/03 .............   891,000        893,228(g)
6.224%      04/15/05 .............   305,000        305,857(g)
MBNA Master Credit Card Trust II
6.29%       07/15/07 ............. 3,000,000      3,000,000(g)
West Penn Funding LLC
6.81%       09/25/08 .............    95,000         92,655
Yorkshire Power Pass-Through  Asset Trust
8.25%       02/15/05 .............   140,000        140,364(b)

TOTAL ASSET BACKED (COST $9,470,365)              9,467,131


CORPORATE NOTES -- 22.2%

Abbey National Capital Trust I
8.963%      12/29/49 .............   225,000        229,082(g)
Abbey National PLC
7.95%       10/26/29 .............   340,000        338,858
6.70%       06/29/49 .............   150,000        138,610(g)
7.35%       10/29/49 .............   200,000        194,362(g)
Aetna Services Inc.
6.97%       08/15/36 .............    95,000         92,317
Aflac Inc.
6.50%       04/15/09 .............   375,000        347,745
Allstate Corp.
7.20%       12/01/09 ............. 1,425,000      1,378,958
Amerada Hess Corp.
7.875%      10/01/29 .............   425,000        412,059
American Airlines Inc.
6.855%      04/15/09 .............   300,000        294,486
Arizona Public Service Co.
6.25%       01/15/05 .............    80,000         75,296
Armstrong World Industries Inc.
7.45%       05/15/29 .............    80,000         75,746
Arvin Industries Inc.
7.125%      03/15/09 .............   160,000        139,355


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Associates Corp.  of North America
6.375%      10/15/02 ............$   400,000   $    392,300
5.75%       11/01/03 ............. 1,270,000      1,212,113
AT&T Capital Corp.
6.60%       05/15/05 .............   105,000        101,063
AT&T Corp.
6.50%       03/15/29 ............. 1,460,000      1,265,572
AT&T Corp. - Liberty Media Group
8.25%       02/01/30 .............    25,000         24,090
Atlantic City Electric Co.
6.19%       01/17/06 .............   205,000        194,188
Bank One Corp.
6.40%       08/01/02 ............. 1,705,000      1,669,843
BCI US Funding Trust I
8.01%       12/29/49 .............   150,000        136,543(b,g)
Bear Stearns Cos. Inc.
7.625%      12/07/09 .............   410,000        402,263
Beckman Instruments Inc.
7.10%       03/04/03 .............    65,000         62,335
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30 .............   368,000        398,040
Bellsouth Capital Funding
7.875%      02/15/30 .............   500,000        508,400
Bellsouth Telecomm Inc.
6.375%      06/01/28 .............   595,000        502,900
Boston University
7.625%      07/15/97 .............   250,000        232,997
Brascan Ltd.
7.375%      10/01/02 .............    40,000         39,112
Bristol-Myers Squibb Co.
6.875%      08/01/97 .............   150,000        136,055
CIT Group Inc.
7.375%      03/15/03 .............   325,000        322,234
7.125%      10/15/04 ............. 1,035,000      1,022,818
Coastal Corp.
6.375%      02/01/09 .............   100,000         90,884
Conseco Inc.
6.40%       06/15/01 .............   191,000        185,650(g)
8.70%       11/15/26 .............    59,000         49,633
Corporacion Andina De Fomento
6.75%       03/15/05 .............   130,000        122,477
CSC Holdings Inc.
8.125%      07/15/09 .............   120,000        118,800
DaimlerChrysler AG
7.40%       01/20/05 .............   410,000        409,036
7.20%       09/01/09 .............   430,000        419,164
Delphi Auto Systems Corp.
6.125%      05/01/04 .............   305,000        287,371
Dresdner Funding Trust I
8.151%      06/30/31 .............   480,000        445,464(b)
Du Pont de Nemours (E.I.) & Co.
6.75%       10/15/04 .............    85,000         83,975
6.875%      10/15/09 .............    85,000         82,503
Duke Capital Corp.
7.25%       10/01/04 ............. 1,165,000      1,161,249
Duke Energy Corp.
5.375%      01/01/09 .............   100,000         86,681
Electronic Data Systems Corp.
6.85%       10/15/04 .............   150,000        148,082


----------------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                  GE INCOME FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Federated Department Stores Inc.
6.125%      09/01/01 .............$  110,000   $    108,298(g)
Ford Motor Co.
7.50%       03/15/05 .............   390,000        390,238
5.80%       01/12/09 .............   100,000         88,590
7.375%      10/28/09 .............   945,000        925,779
7.45%       07/16/31 .............   300,000        290,130
Fortune Brands Inc.
7.125%      11/01/04 .............   130,000        128,575(b)
FPL Group Capital Inc.
7.375%      06/01/09 .............   700,000        679,441
General Motors Acceptance Corp.
5.75%       11/10/03 .............    70,000         66,194
6.125%      01/22/08 .............   470,000        428,245
Georgia-Pacific Group
9.95%       06/15/02 .............    60,000         62,708
Goldman Sachs Group L.P.
6.65%       05/15/09 .............   455,000        426,107
Heritage Media Corp.
8.75%       02/15/06 .............   130,000        128,050
Household Finance Corp.
6.125%      07/15/12 .............    50,000         48,604(g)
Hydro-Quebec
8.25%       04/15/26 .............   105,000        113,217
Israel Electric Corp. Ltd.
7.125%      07/15/05 .............    60,000         57,394(b)
J.P. Morgan & Co.
6.00%       01/15/09 .............   875,000        777,332
Kroger Co.
6.34%       06/01/01 .............   185,000        182,217
7.375%      03/01/05 .............   175,000        171,671
LCI International Inc.
7.25%       06/15/07 .............   210,000        204,559
Lehman Brothers Holdings Inc.
7.75%       01/15/05 .............   470,000        474,470
8.50%       08/01/15 .............   220,000        228,846
7.50%       08/01/26 .............   145,000        140,650
Lenfest Communications Inc.
8.375%      11/01/05 .............   140,000        145,533
LG&E Capital Corp.
5.75%       11/01/01 .............   120,000        117,234(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18 .............    90,000         79,904
Lockheed Martin Corp.
7.95%       12/01/05 .............   250,000        248,442
8.20%       12/01/09 .............   705,000        705,832
Lumbermens Mutual Casualty
8.30%       12/01/37 .............    20,000         18,185(b)
MCI WorldCom Inc.
6.40%       08/15/05 .............   105,000        100,795
8.875%      01/15/06 .............   150,000        156,354
6.125%      04/15/12 .............   300,000        293,322(g)
Merita Bank Ltd.
7.15%       12/29/49 .............   250,000        243,605(b,g)
Merrill Lynch & Co.
5.71%       01/15/02 .............   170,000        165,656
Morgan Stanley, Dean Witter & Co.
7.125%      01/15/03 ............. 1,165,000      1,157,346
5.625%      01/20/04 .............    65,000         61,301


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Nabisco Inc.
6.125%      02/01/33 .............$   95,000   $     90,533
Natexis AMBS Co. LLC
8.44%       12/29/49 .............    85,000         80,511(b,g)
National Rural Utilities Cooperative
6.046%      04/15/03 .............   100,000         96,692
National Westminster Bank PLC
7.75%       04/29/49 .............   271,000        270,699(g)
NB Capital Trust IV
8.25%       04/15/27 .............   250,000        243,952
Newell Co.
6.35%       07/15/08 .............    70,000         66,667(g)
News America Holdings Inc.
7.625%      11/30/28 .............   110,000        100,670
Noram Energy Corp.
6.375%      11/01/03 .............    80,000         76,957(g)
Northrop-Grumman Corp.
8.625%      10/15/04 .............    75,000         77,029
Occidental Petroleum Corp.
7.375%      11/15/08 .............   115,000        110,380
Ontario Province of Canada
7.375%      01/27/03 ............. 2,460,000      2,473,235
Pactiv Corp.
8.375%      04/15/27 .............   190,000        176,597
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 .............   200,000        187,262(b)
5.625%      02/17/09 .............    70,000         62,366(b)
Pharmacia Corp.
5.75%       12/01/05 .............    80,000         75,416
Philip Morris Cos. Inc.
7.25%       09/15/01 .............    80,000         79,175
Phillips Petroleum Co.
9.375%      02/15/11 .............   200,000        221,286
Pitney Bowes Credit Corp.
9.25%       06/15/08 .............   100,000        113,720
PP&L Capital Funding Inc.
7.75%       04/15/05 .............   140,000        138,583
Principal Financial Group
8.20%       08/15/09 .............   140,000        141,946(b)
Procter & Gamble Co.
9.36%       01/01/21 .............   165,000        193,184
Quebec Province of Canada
7.50%       09/15/29 .............   285,000        286,365
Raytheon Co.
7.90%       03/01/03 .............   215,000        215,555(b)
6.75%       08/15/07 .............   100,000         92,986
Rohm & Haas Co.
6.95%       07/15/04 .............   475,000        469,167
Royal & Sun Alliance Insurance  Group PLC
8.95%       10/15/29 .............   170,000        174,051(b)
Royal Bank of Scotland Group PLC
8.817%      03/31/49 .............   595,000        606,566
Safeway Inc.
7.50%       09/15/09 .............   300,000        299,418
Sprint Capital Corp.
5.70%       11/15/03 .............   520,000        492,118
6.875%      11/15/28 .............   555,000        497,707
Stop & Shop Cos. Inc.
9.75%       02/01/02 .............    50,000         51,000


----------------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                  GE INCOME FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
SunAmerica Inc.
5.60%       07/31/97 .............$   390,000 $     273,725
Suntrust Bank Inc.
6.00%       01/15/28 .............    80,000         72,926
Tele-Communications Inc.
9.80%       02/01/12 .............    80,000         94,744
7.875%      08/01/13 .............    60,000         61,708
Texas Utilities Co.
5.94%       10/15/01 .............   340,000        333,435(g)
Textron Inc.
6.375%      07/15/04 .............    85,000         82,306
Time Warner Inc.
10.15%      05/01/12 .............   263,000        305,606
7.57%       02/01/24 .............   410,000        394,281
Time Warner Pass-Through  Asset Trust
6.10%       12/30/01 .............    90,000         88,079(b)
Tosco Corp.
7.625%      05/15/06 .............    55,000         54,464
TRW Inc.
6.625%      06/01/04 .............   165,000        158,855
Turner Broadcasting Systems Inc.
8.375%      07/01/13 .............   115,000        119,623
TXU Eastern Funding Co.
6.45%       05/15/05 .............   170,000        158,503
6.75%       05/15/09 .............    65,000         58,890
Tyco International Group S.A.
6.875%      09/05/02 .............   200,000        196,424(b)
6.25%       06/15/03 .............    55,000         52,461(g)
7.00%       06/15/28 .............    95,000         82,865
Union Carbide Corp.
6.79%       06/01/25 .............   145,000        140,112
Union Oil Co.
7.35%       06/15/09 .............   310,000        299,773
United Illuminating Co.
6.25%       12/15/02 .............    30,000         28,950
US Airways Pass-Through Trust
8.36%       07/20/20 .............   150,000        146,549
US West Capital Funding Inc.
6.875%      08/15/01 .............   950,000        944,167
US West Communications Inc.
5.625%      11/15/08 .............   125,000        109,035
USA Networks Inc.
6.75%       11/15/05 .............   480,000        459,859
USX Marathon Group
9.80%       07/01/01 .............    80,000         81,966
Viacom Inc.
7.75%       06/01/05 .............   307,000        309,327
Vodafone AirTouch PLC
7.625%      02/15/05 .............   565,000        571,853(b)
Wal-Mart Stores Inc.
6.875%      08/10/09 ............. 1,740,000      1,692,811
Walt Disney Co.
5.62%       12/01/08 .............   265,000        235,081
Williams Cos. Inc.
6.125%      02/15/12 .............   155,000        151,134
Yale University
7.375%      04/15/96 .............   321,000        308,250

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
TOTAL CORPORATE NOTES
  (COST $42,622,295) .............              $41,975,088


NON-AGENCY MORTGAGE BACKED SECURITIES -- 3.0%

Chase Commercial Mortgage  Securities Corp.
6.39%       11/18/08 ............$   104,000         96,774
Commercial Mortgage  Acceptance Corp.
6.49%       05/15/08 .............   138,000        129,116
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 ............. 1,095,000      1,003,714
First Union Lehman Brothers- Bank of America
6.56%       11/18/08 ............. 2,100,000      1,981,508
GS Mortgage Securities Corp.
6.86%       07/13/30 .............   250,000        243,602
Merrill Lynch Mortgage  Investors Inc.
6.39%       02/15/30 .............   114,000        108,318
Nationslink Funding Corp.
6.001%      11/20/07 .............    86,198         81,593
6.476%      07/20/08 ............. 2,100,000      1,966,173

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $5,667,061)                              5,610,798


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%

Credit Suisse First Boston  Mortgage Securities Corp.
6.30%       11/15/08 .............   300,000        283,453
GMAC Commercial Mortgage Security Inc.
6.42%       08/15/08 ............. 1,862,000      1,734,062
9.55%       08/15/23 ............. 3,991,342        154,365(d,i)
J P Morgan Commercial  Mortgage Finance Corp.
7.77%       10/15/32 .............   434,000        440,509
7.886%      10/15/32 .............   173,000        176,602
Lehman Large Loan
6.79%       06/12/04 .............   282,813        279,088
Morgan Stanley Capital I
6.86%       05/15/06 .............   243,360        239,416(b)
6.52%       01/15/08 .............    21,000         19,759
6.21%       09/15/08 .............    44,000         40,587
7.11%       07/15/09 .............   114,000        109,903
10.25%      04/15/23 ............. 1,095,693         42,458(d,i)
6.01%       11/15/30 .............   150,143        142,220
10.41%      11/15/31 ............. 1,708,978         78,239(b,d,i)
Salomon Brothers Mortgage  Securities Inc.
7.00%       07/25/24 .............   735,490        616,378(g)

TOTAL NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS (COST $4,476,306) ..       4,357,039

TOTAL BONDS AND NOTES (COST $183,296,171) .     182,193,955



----------------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                  GE INCOME FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------
CORPORATE PREFERRED -- 0.3%

Centaur Funding Corp.
   (Series B), 9.08% ................    475   $    490,522(b)
TCI Communications Inc.,  10.00% ....  3,200         81,600

TOTAL PREFERRED STOCK (COST $589,300)               572,122


TOTAL INVESTMENTS IN SECURITIES
   (COST $183,885,471) ..............           182,766,077


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 24.7%
--------------------------------------------------------------------------------
GEI Short-Term  Investment Fund  .22,632,217     22,632,217

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%

Ford Motor Credit Co.
6.03%       04/05/00..............$5,000,000      4,996,650

YANKEE CERTIFICATES OF DEPOSIT -- 7.4%

Canadian Imperial Bank of Commerce
5.97%       04/18/00 - 04/19/00...14,000,000     14,000,000

FEDERAL AGENCIES -- 2.7%

Federal Home Loan Mortgage Corp. .
5.50%       04/03/00.............. 5,080,000      5,078,292(d)

TOTAL SHORT-TERM INVESTMENTS
  (COST $46,707,159) ................            46,707,159


OTHER ASSETS AND LIABILITIES,
   NET (21.3)% ......................           (40,339,974)
                                               ------------

NET ASSETS-- 100% ................             $189,133,262
                                               ============

----------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]
             MONEY MARKET FUND        90 DAY T-BILL
12/2/97          10000.00               10000.00
12/97            10045.17               10043.00
3/98             10178.79               10170.85
6/98             10313.99               10297.38
9/98             10453.23               10419.19
12/98            10585.27               10533.60
3/99             10709.49               10651.26
6/99             10833.83               10773.32
9/99             10967.85               10902.15
12/99            11116.86               11042.51
3/00             11273.22               11200.06

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                          SIX      ONE    SINCE
                          MONTHS  YEAR  INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund         2.78%   5.26%   5.28%      12/2/97
--------------------------------------------------------------------------------
90 Day T-Bill             2.73%   5.15%   4.99%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]
                     CERTIFICATES OF DEPOSITS & OTHER 36.3%
                             COMMERICAL PAPER 36.1%
                             U.S. GOVERNMENTS 27.6%

--------------------------------------------------------------------------------
                          FUND YIELD AT MARCH 31, 2000
--------------------------------------------------------------------------------

                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7 day current                    5.70%+            5.38%
--------------------------------------------------------------------------------
7 day effective                  5.87%             5.53%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at March 31, 2000.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                               INVESTMENT PROFILE
      A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar denominated, money market instruments.

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDING MARCH 31, 2000?
A. The Money Market Fund returned 2.78% while its benchmark, the 90-day U.S. Treasury Bill, returned 2.73%.

Q. WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. As the Federal Reserve continued raising short term interest rates during the period, performance was enhanced by keeping the average maturity relatively short. This allowed reinvestment at higher levels as interest rates rose.

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                            GE MONEY MARKET FUND
                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                MONEY MARKET FUND

                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.9%

U.S. GOVERNMENTS -- 27.6%

U.S. AGENCIES (D)

Federal Home Loan Bank
5.843%      04/12/00..............  $140,000    $   139,761
5.822%      04/24/00..............   160,000        159,410
                                                    299,171
Federal Home Loan Mortgage Corp.
5.919%      05/18/00..............   500,000        496,188
Federal National Mortgage Assoc.
5.848%      04/10/00..............   110,000        109,846
5.757%      04/20/00..............   130,000        129,624
                                                    239,470

TOTAL U.S. GOVERNMENTS
   (COST $1,034,829) .............                1,034,829


COMMERCIAL PAPER -- 36.1%

Abbey National PLC
6.085%      07/06/00 .............   150,000        147,566
Bank of America
5.91%       04/11/00 .............   100,000        100,000
Credit Suisse
5.85%       04/24/00 .............   150,000        149,439
Halifax Building Society
5.87%       05/02/00 .............   180,000        179,090
Merrill Lynch & Co. Inc.
5.91%       05/01/00 .............   150,000        149,261
Morgan (J.P.) & Co. Inc.
5.88%       04/28/00 .............   150,000        149,339
Morgan Stanley Group Inc.
5.90%       05/01/00 .............   150,000        149,263
UBS Finance Delaware Inc.
6.25%       04/03/00 .............   180,000        179,937
Wells Fargo & Co.
5.85%       04/06/00 .............   150,000        149,878

TOTAL COMMERCIAL PAPER
  (COST $1,353,773) ..............                1,353,773


                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 28.2%
Bank of Montreal
5.90%       04/28/00 .............  $180,000    $   180,000
Bayerische Landesbank
6.04%       05/08/00 .............   150,000        150,000
Canadian Imperial Bank of Commerce
6.03%       04/20/00 .............   140,000        140,000
Deutsche Bank AG
5.80%       04/06/00 .............   180,000        180,000
Dresdner Bank AG
6.02%       04/20/00 .............   110,000        109,651
Societe Generale
6.00%       06/01/00 .............   150,000        150,000
Toronto-Dominion Bank
5.90%       04/18/00 .............   150,000        150,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $1,059,651) .............                1,059,651


TIME DEPOSIT -- 8.0%

Algemene Bank Nederland N.V.
6.25%       04/03/00 .............   120,000        120,000
Royal Bank of Canada
6.281%      04/03/00 .............   180,000        180,000

TOTAL TIME DEPOSIT (COST $300,000)                  300,000


TOTAL SHORT-TERM INVESTMENTS (COST $3,748,253)    3,748,253


OTHER ASSETS AND LIABILITIES,
  NET 0.1% .......................                    5,498
                                                 ----------

NET ASSETS-- 100% ................               $3,753,751
                                                 ==========


--------------------------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                 NOTES TO PERFORMANCE MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. For periods less than one year, the returns are not annualized.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P 400 MidCap Composite Price Index of stocks (S&P MidCap 400), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index, (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/BARRA Value is a capitalization-weighted index of all stocks in the S&P 500 that have low price-to-book ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market. MSCI EAFE is a composite of foreign securities traded in 20 developed markets representing Europe, Australasia and Far East. MSCI Europe is a composite of securities traded in 15 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 946 taxable money market funds.

A number of the broad market returns are not available from the Funds' commencement of investment operations through March 31, 2000 and therefore are calculated from the month end nearest to the funds' commencement of operations date.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the Prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500 and S&P 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.


                                               NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, these securities amounted to $2,859,387; $100,372; $667,020; and $3,813,588 or 0.7%, 0.7%, 4.4%, and 2.0% of
net assets for the International Equity, Europe Equity, Emerging Markets and Income Funds, respectively. These securities have been determined to be liquid using guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) At March 31, 2000, all or a portion of this security was pledged to cover collateral requirements for futures, options and/or TBA's.

(f) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(g) Variable or floating rate security. The stated rate represents the rate at March 31, 2000.

(h) March 31, 2000, GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(i) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduces the value of the interest only holding.

(j) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(k) All or a portion of security out on loan.


ABBREVIATIONS:

ADR      --    American Depositary Receipt
GDR      --    Global Depositary Receipt
Regd.    --    Registered
REMIC    --    Real Estate Mortgage Investment Conduit
SDR      --    Special Drawing Rights
STRIPS   --    Separate Trading of Registered Interest and Principal of Security

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (MARCH 31, 2000 DATA IS UNAUDITED)
--------------------------------------------------------------------------------

                                                                U.S.                          S&P 500                 PREMIER
                                                              EQUITY                          INDEX                 GROWTH EQUITY
                                                               FUND                            FUND                     FUND
                                                  3/31/00     9/30/99    9/30/98      3/31/00   9/30/99   9/30/98     3/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --          --      11/25/97        --        --     11/25/97    10/31/99

Net asset value, beginning of period..........    $    13.19  $   10.62  $   10.00   $    13.74  $  10.85  $  10.00     $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income......................          0.04       0.11       0.11         0.06      0.18      0.14         0.02
   Net realized and unrealized gains (losses)
      on investments .........................          1.79       2.84       0.52         2.39      2.88      0.72         2.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          1.83       2.95       0.63         2.45      3.06      0.86         2.10
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income......................          0.09       0.13       0.01         0.18      0.17      0.01         0.01
   Net realized gains.........................          0.83       0.25      --            0.27     --        --           --
   Return of capital..........................         --         --         --           --        --        --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........................          0.92       0.38       0.01         0.45      0.17      0.01         0.01
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period................    $    14.10  $   13.19  $   10.62   $    15.74  $  13.74  $  10.85     $  12.09
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)..............................         14.32%     28.27%      6.28%       18.11%    28.41%     8.63%       21.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)...      $269,726   $160,980   $114,553     $147,566   $26,359   $20,186      $21,949
   Ratios to average net assets:
      Net investment income*..................          0.96%      0.92%      1.21%        1.34%     1.35%     1.57%        0.38%
      Expenses*...............................          0.38%      0.41%      0.42%        0.15%     0.15%     0.15%        0.55%
      Portfolio turnover rate.................            27%        45%        29%          44%        7%        1%          45%


                                                                                                              MID-CAP
                                                  VALUE                        MID-CAP                          VALUE
                                                 EQUITY                        GROWTH                          EQUITY
                                                  FUND                          FUND                            FUND
                                                  3/31/00            3/31/00   9/30/99     9/30/98       3/31/00     9/30/99
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                     2/2/00              --        --       11/25/97         --       12/31/98
Net asset value, beginning of period..........       $  10.00        $  10.16     $  8.87    $  10.00     $   9.91    $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income......................           0.02            0.04        0.05        0.04         0.05        0.08
   Net realized and unrealized gains (losses)
      on investments .........................           0.53            3.39        1.29       (1.16)        0.94       (0.17)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           0.55            3.43        1.34       (1.12)        0.99       (0.09)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income......................          --               0.06        0.05        0.01         0.11       --
   Net realized gains.........................          --              --          --          --           --          --
   Return of capital..........................          --              --          --          --           --          --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........................          --               0.06        0.05        0.01         0.11       --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period................       $  10.55        $  13.53     $ 10.16   $    8.87     $  10.79    $   9.91
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..............................           5.50%          33.87%      15.19%     (11.25%)      10.05%      (0.90%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)...        $32,124         $21,404     $15,313     $13,208      $11,207     $10,182
   Ratios to average net assets:
      Net investment income*..................           1.45%           0.78%       0.53%       0.53%        1.03%       1.00%
      Expenses*...............................           0.54%           0.55%       0.55%       0.55%        0.65%       0.65%
      Portfolio turnover rate.................             45%             12%         52%         14%          23%         18%

                                                           SMALL-CAP
                                                         VALUE EQUITY
                                                              FUND
                                                   3/31/00    9/30/99     9/30/98
---------------------------------------------------------------------------------
INCEPTION DATE                                       --         --        8/3/98

Net asset value, beginning of period..........      $  10.12    $  8.91      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income......................          0.01       0.01        0.02
   Net realized and unrealized gains (losses)
      on investments .........................          3.08       1.23       (1.11)
---------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          3.09       1.24       (1.09)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income......................          0.02       0.03       --
   Net realized gains.........................          0.30      --          --
   Return of capital..........................         --         --          --
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........................          0.32       0.03       --
---------------------------------------------------------------------------------
Net asset value, end of period................      $  12.89   $  10.12     $  8.91
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

TOTAL RETURN (A)..............................         31.15%     13.98%     (10.90%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)...       $17,418    $10,287      $9,056
   Ratios to average net assets:
      Net investment income*..................          0.19%      0.13%       1.68%
      Expenses*...............................          0.70%      0.70%       0.70%
      Portfolio turnover rate.................           130%       216%         19%


                                     60 & 61

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (MARCH 31, 2000 DATA IS UNAUDITED)
--------------------------------------------------------------------------------

                                                                  INTERNATIONAL                                EUROPE
                                                                     EQUITY                                    EQUITY
                                                                      FUND                                      FUND
                                                        3/31/00      9/30/99       9/30/98              3/31/00        9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --         11/25/97                --           1/29/99

Net asset value, beginning of period..........          $   12.49     $   10.06     $   10.00             $   9.97      $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................               0.01          0.09           0.14(b)             0.01          0.11
Net realized and unrealized gains (losses) on investments    3.25          2.81          (0.07)(b)            4.67         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               3.26          2.90           0.07                4.68         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income.........................               0.08          0.12          0.01                 0.10         --
Net realized gains............................               0.41          0.35         --                   --            --
Return of capital.............................              --            --            --                   --            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........................               0.49          0.47          0.01                 0.10         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period................          $   15.26     $   12.49     $   10.06             $  14.55      $   9.97
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)..............................              26.55%        29.50%         0.66%               47.16%        (0.30%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......            $386,566      $197,974      $114,414              $15,115       $10,080
Ratios to average net assets:
Net investment income (loss)*.................               0.33%         0.99%         1.72%                0.13%         1.78%
Expenses*.....................................               0.59%         0.62%         0.64%                0.75%         0.75%
Portfolio turnover rate.......................                 39%           50%           53%                  47%           49%


                                                                            EMERGING                  STRATEGIC
                                                                            MARKETS                   INVESTMENT
                                                                             FUND                        FUND
                                                                3/31/00      9/30/99     9/30/98       3/31/00      3/31/00
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                    --           --       11/25/97      10/31/99        --

Net asset value, beginning of period..........                  $  11.47      $  6.78       $10.00        $10.00    $      9.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................                     (0.03)        0.01         0.07          0.10           0.30
Net realized and unrealized gains (losses) on investments           6.99         4.70        (3.26)         0.91          (0.12)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                      6.96         4.71        (3.19)         1.01           0.18
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income.........................                      0.01         0.01         0.03          0.05           0.30
Net realized gains............................                     --           --           --            --             --
Return of capital.............................                     --            0.01        --            --             --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........................                      0.01         0.02         0.03          0.05           0.30
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period................                  $  18.42       $11.47      $  6.78        $10.96    $      9.45
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)..............................                     60.71%       69.62%      (31.96%)       10.14%          1.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......                    $15,047       $8,592       $5,063        $8,445       $189,133
Ratios to average net assets:
Net investment income (loss)*.................                     (0.34)%       0.12%        0.82%         2.48%          6.38%
Expenses*.....................................                      1.05%        1.05%        1.05%         0.45%          0.28%
Portfolio turnover rate.......................                        22%          79%          77%           38%           131%


                                                                                                 MONEY
                                                                    INCOME                      MARKET
                                                                      FUND                       FUND
                                                        9/30/99       9/30/98        3/31/00      9/30/99    9/30/98
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --         11/21/97          --           --       12/2/97

Net asset value, beginning of period..........            $  10.39      $ 10.00        $  1.00      $  1.00    $  1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................                0.55         0.51           0.03         0.05       0.04
Net realized and unrealized gains (losses) on investments    (0.62)        0.39          (0.00)          --       --
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               (0.07)        0.90           0.03         0.05       0.04
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income.........................                0.57         0.51           0.03         0.05       0.04
Net realized gains............................                0.18        --             --           --         --
Return of capital.............................               --           --             --           --         --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........................                0.75         0.51           0.03         0.05       0.04
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period................            $   9.57      $ 10.39        $  1.00      $  1.00    $  1.00
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)..............................               (0.72%)       9.21%          2.78%        4.92%      4.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......              $95,381      $71,444         $3,754       $5,736     $7,012
Ratios to average net assets:
Net investment income (loss)*.................                5.80%        5.81%          5.46%        4.81%      5.33%
Expenses*.....................................                0.30%        0.31%          0.25%        0.25%      0.25%
Portfolio turnover rate.......................                 227%         323%           N/A          N/A        N/A


----------------
NOTES TO FINANCIAL HIGHLIGHTS
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of fund shares, per share amounts do not accord with aggregate amounts appearing in Statement of Changes.

*   Annualized for periods less than one year.

                                    62 & 63

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      PREMIER
                                                        U.S.            S&P 500        GROWTH          VALUE          MID-CAP
                                                       EQUITY           INDEX          EQUITY         EQUITY          GROWTH
                                                        FUND             FUND           FUND           FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost
      $230,783,125; $131,274,885; $18,300,058;
      $28,950,459; $13,729,682; $10,120,302;
      $15,316,845; $340,424,780; $11,982,117;
      $8,742,129; $7,682,826; $183,885,471; and
      $0, respectively) ........................     $267,589,055   $144,812,364    $20,900,361    $30,841,408     $19,241,317
   Short-term investments (at amortized cost) ..        1,386,982      3,229,038      1,048,124      1,211,145       1,938,675
   Cash ........................................           10,738          2,495             --            973              --
   Foreign currency (cost $0; $0; $0; $0; $0 $0;
      $0; $1,571,384; $101,442; $53,518; $523;
      $0 and $0, respectively) .................               --             --             --             --              --
   Receivable for investments sold .............        4,606,151         14,684         83,949        235,573         248,368
   Income receivables ..........................          213,070        115,164         11,633         30,241          30,332
   Receivable for fund shares sold .............          284,700             --         37,325         10,114              --
   Variation margin receivable .................               --         22,000          2,750          8,250              --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................      274,090,696    148,195,745     22,084,142     32,337,704      21,458,692
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .......               --             --             --             --              --
   Payable upon return of securities loaned ....               --             --             --             --              --
   Payable for investments purchased ...........        4,251,499        614,661        125,175        201,196          46,141
   Payable for fund shares redeemed ............           35,289             --             --             --              --
   Payable to GEAM .............................           72,688         15,172          9,523         12,690           8,588
   Variation margin payable ....................            5,450             --             --             --              --
   Deferred country taxes payable ..............               --             --             --             --              --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................        4,364,926        629,833        134,698        213,886          54,729
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................     $269,725,770   $147,565,912    $21,949,444    $32,123,818     $21,403,963
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................      223,157,524    127,648,446     19,100,734     30,164,902      16,159,484
   Undistributed (overdistributed)
      net investment income ....................          648,567        217,429          9,091         55,201          37,431
   Accumulated net realized gain (loss) ........        9,114,556      5,901,158        231,616          2,034        (304,587)
   Net unrealized appreciation/ (depreciation) on:
      Investments ..............................       36,805,930     13,537,479      2,600,303      1,890,949       5,511,635
      Futures ..................................             (775)       261,400          7,700         10,725              --
      Foreign currency related transactions ....              (32)            --             --              7              --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................     $269,725,770   $147,565,912    $21,949,444    $32,123,818     $21,403,963
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value) ...........       19,131,784      9,375,157      1,815,298      3,044,794       1,582,346
Net asset value, offering and redemption
   price per share .............................           $14.10         $15.74         $12.09         $10.55          $13.53

                                                         MID-CAP          SMALL-CAP      INTERNATIONAL      EUROPE       EMERGING
                                                      VALUE EQUITY      VALUE EQUITY        EQUITY          EQUITY        MARKETS
                                                          FUND              FUND             FUND            FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost
      $230,783,125; $131,274,885; $18,300,058;
      $28,950,459; $13,729,682; $10,120,302;
      $15,316,845; $340,424,780; $11,982,117;
      $8,742,129; $7,682,826; $183,885,471; and
      $0, respectively) ........................       $11,073,182      $16,573,420     $378,155,528    $14,699,987    $15,140,863
   Short-term investments (at amortized cost) ..           290,343          915,968       19,340,907        403,950        112,194
   Cash ........................................                --            1,770               --             --             --
   Foreign currency (cost $0; $0; $0; $0; $0 $0;
      $0; $1,571,384; $101,442; $53,518; $523;
      $0 and $0, respectively) .................                --               --        1,571,769        101,442         53,649
   Receivable for investments sold .............                --          131,328        3,182,735        144,973        110,403
   Income receivables ..........................            13,963           10,542          942,201         42,541         25,646
   Receivable for fund shares sold .............                --               --           44,244             --             --
   Variation margin receivable .................                --               --               --             --             --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................        11,377,488       17,633,028      403,237,384     15,392,893     15,442,755
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .......                --               --               --             --             --
   Payable upon return of securities loaned ....                --               --               --             --             --
   Payable for investments purchased ...........           164,433          204,721       15,490,256        268,453        165,391
   Payable for fund shares redeemed ............                --               --          998,156             --             --
   Payable to GEAM .............................             5,743           10,379          183,085          9,872         14,149
   Variation margin payable ....................                --               --               --             --             --
   Deferred country taxes payable ..............                --               --               --             --        216,035
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................           170,176          215,100       16,671,497        278,325        395,575
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................       $11,207,312      $17,417,928     $386,565,887    $15,114,568    $15,047,180
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................        10,427,203       13,735,071      313,317,496     10,486,267      8,412,840
   Undistributed (overdistributed)
      net investment income ....................            18,558            2,511          169,637        (19,684)       (44,638)
   Accumulated net realized gain (loss) ........          (191,329)       2,423,771       35,379,063      1,930,510        495,992
   Net unrealized appreciation/ (depreciation) on:
      Investments ..............................           952,880        1,256,575       37,730,748      2,717,870      6,182,699
      Futures ..................................                --               --               --             --             --
      Foreign currency related transactions ....                --               --          (31,057)          (395)           287
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................       $11,207,312      $17,417,928     $386,565,887    $15,114,568    $15,047,180
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value) ...........         1,038,730        1,351,317       25,329,866      1,038,666        817,039
Net asset value, offering and redemption
   price per share .............................            $10.79           $12.89           $15.26         $14.55         $18.42

                                                         STRATEGIC                         MONEY
                                                        INVESTMENT         INCOME          MARKET
                                                           FUND             FUND           FUND
---------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost
      $230,783,125; $131,274,885; $18,300,058;
      $28,950,459; $13,729,682; $10,120,302;
      $15,316,845; $340,424,780; $11,982,117;
      $8,742,129; $7,682,826; $183,885,471; and
      $0, respectively) ........................        $8,258,902   $182,766,077    $        --
   Short-term investments (at amortized cost) ..           112,122     46,707,159      3,748,253
   Cash ........................................               133             --          6,966
   Foreign currency (cost $0; $0; $0; $0; $0 $0;
      $0; $1,571,384; $101,442; $53,518; $523;
      $0 and $0, respectively) .................               528             --             --
   Receivable for investments sold .............            53,869      5,030,941             --
   Income receivables ..........................            56,932      2,170,648          5,735
   Receivable for fund shares sold .............                --             --             --
   Variation margin receivable .................                --             --             --
---------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................         8,482,486    236,674,825      3,760,954
---------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .......                --        173,767          2,771
   Payable upon return of securities loaned ....                --     28,982,399             --
   Payable for investments purchased ...........             9,386     18,171,343             --
   Payable for fund shares redeemed ............            24,576        125,000          3,509
   Payable to GEAM .............................             3,212         89,054            923
   Variation margin payable ....................                --             --             --
   Deferred country taxes payable ..............                --             --             --
---------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................            37,174     47,541,563          7,203
---------------------------------------------------------------------------------------------------
NET ASSETS .....................................        $8,445,312   $189,133,262     $3,753,751
---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................         7,731,495    193,222,665      3,753,783
   Undistributed (overdistributed)
      net investment income ....................            38,007         (3,536)            39
   Accumulated net realized gain (loss) ........            99,727     (2,966,473)           (71)
   Net unrealized appreciation/ (depreciation) on:
      Investments ..............................           576,076     (1,119,394)            --
      Futures ..................................                --             --             --
      Foreign currency related transactions ....                 7             --             --
---------------------------------------------------------------------------------------------------
NET ASSETS .....................................        $8,445,312   $189,133,262     $3,753,751
---------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value) ...........           770,890     20,009,027      3,753,783
Net asset value, offering and redemption
   price per share .............................            $10.96          $9.45          $1.00



------------
See Notes to Financial Statements.


                                    64 & 65

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      PREMIER
                                                          U.S.           S&P 500       GROWTH         VALUE           MID-CAP
                                                         EQUITY           INDEX        EQUITY         EQUITY          GROWTH
                                                          FUND             FUND        FUND(A)        FUND(B)          FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends...................................   $  1,342,893    $   256,971     $   23,369    $    51,456    $    57,942
      Interest....................................        259,855         82,102         26,155         24,630         64,567
Less: Foreign taxes withheld......................         (2,667)          (333)           (70)          (143)          (738)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME......................................      1,600,081        338,740         49,454         75,943        121,771
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
      Advisory and administration fees............        453,430         34,063         29,222         20,716         50,169
Trustees' fees....................................          3,135            453            141             26            264
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES....................................        456,565         34,516         29,363         20,742         50,433
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................      1,143,516        304,224         20,091         55,201         71,338
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
         REALIZED GAIN (LOSS) ON:.................
            Investments...........................     11,361,788      5,944,749        259,960         41,979         73,654
            Futures...............................        405,350        (31,974)       (28,344)       (40,535)        83,210
            Written options.......................             --             --             --             --             --
            Foreign currency related
               transactions ......................            300             --             --            590             --
         INCREASE (DECREASE) IN UNREALIZED
           APPRECIATION/DEPRECIATION ON:
            Investments...........................     15,765,259      7,568,632      2,600,303      1,890,949      5,122,610
            Futures...............................         37,788        288,900          7,700         10,725         14,151
            Foreign currency related
               transactions ......................            (27)            --             --              7             --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
     on investments ..............................     27,570,458     13,770,307      2,839,619      1,903,715      5,293,625
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................    $28,713,974    $14,074,531     $2,859,710     $1,958,916     $5,364,963
-----------------------------------------------------------------------------------------------------------------------------------


                                                          MID-CAP          SMALL-CAP     INTERNATIONAL      EUROPE       EMERGING
                                                        VALUE EQUITY     VALUE EQUITY      EQUITY           EQUITY       MARKETS
                                                            FUND             FUND           FUND             FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends...................................      $    77,434      $    41,445     $  1,179,513    $    57,157  $    40,215
      Interest....................................           11,339           19,941          324,010          8,979        9,986
Less: Foreign taxes withheld......................               --               --         (181,400)        (9,737)      (4,442)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME......................................           88,773           61,386        1,322,123         56,399       45,759
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
      Advisory and administration fees............           34,190           47,955          845,342         47,812       67,508
Trustees' fees....................................              174              175            3,481            173          153
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES....................................           34,364           48,130          848,823         47,985       67,661
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................           54,409           13,256          473,300          8,414      (21,902)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
         REALIZED GAIN (LOSS) ON:.................
            Investments...........................          (86,365)       2,732,478       37,519,301      2,006,981    1,204,647
            Futures...............................               --               --               --             --           --
            Written options.......................               --           15,028               --             --           --
            Foreign currency related
               transactions ......................               --               --         (479,895)       (13,078)      (7,094)
         INCREASE (DECREASE) IN UNREALIZED
           APPRECIATION/DEPRECIATION ON:
            Investments...........................        1,057,350          965,079       26,237,893      2,757,770    4,391,750
            Futures...............................               --               --               --             --           --
            Foreign currency related
               transactions ......................               --               --          (37,298)        (1,264)       2,590
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
     on investments ..............................          970,985        3,712,585       63,240,001      4,750,409    5,591,893
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................       $1,025,394       $3,725,841      $63,713,301     $4,758,823   $5,569,991
------------------------------------------------------------------------------------------------------------------------------------

                                                         STRATEGIC                        MONEY
                                                         INVESTMENT      INCOME           MARKET
                                                           FUND(A)        FUND             FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends...................................    $    13,970    $    25,565     $       --
      Interest....................................         84,485      3,920,572        100,079
Less: Foreign taxes withheld......................           (260)            --             --
--------------------------------------------------------------------------------------------------
TOTAL INCOME......................................         98,195      3,946,137        100,079
--------------------------------------------------------------------------------------------------
EXPENSES:
      Advisory and administration fees............         15,088        162,222          4,377
Trustees' fees....................................            100          1,671             98
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES....................................         15,188        163,893          4,475
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................         83,007      3,782,244         95,604
--------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
         REALIZED GAIN (LOSS) ON:.................
            Investments...........................         98,412     (2,023,906)           (44)
            Futures...............................             --             --             --
            Written options.......................             --          1,770             --
            Foreign currency related
               transactions ......................          1,315             --             --
         INCREASE (DECREASE) IN UNREALIZED
           APPRECIATION/DEPRECIATION ON:
            Investments...........................        576,076      1,377,785             --
            Futures...............................             --             --             --
            Foreign currency related
               transactions ......................              7             --             --
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
     on investments ..............................        675,810       (644,351)           (44)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................       $758,817     $3,137,893      $  95,560
--------------------------------------------------------------------------------------------------

(a) For the period October 31, 1999 (inception) through March 31, 2000.
(b) For the period February 2, 2000 (inception) through March 31, 2000.

See Notes to Financial Statements.


                                    66 & 67

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             U.S.                          S&P 500                       PREMIER
                                                            EQUITY                         INDEX                      GROWTH EQUITY
                                                             FUND                           FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED    YEAR        SIX MONTHS ENDED     YEAR         PERIOD ENDED
                                                       3/31/00        ENDED            3/31/00        ENDED           3/31/00
                                                     (UNAUDITED)     9/30/99         (UNAUDITED)      9/30/99      (UNAUDITED)(A)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income.................     $    1,143,516  $   1,339,135    $      304,224   $    344,103  $       20,091
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related  transactions .....         11,767,438     11,323,757         5,912,775        603,902         231,616
     Net increase (decrease) in unrealized
       appreciation/depreciation ..........         15,803,020     19,711,100         7,857,532       4,751,833        2,608,003
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations        28,713,974     32,373,992        14,074,531       5,699,838        2,859,710
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.................         (1,547,800)    (1,388,813)         (357,000)      (320,568)        (11,000)
     Return of capital.....................                 --             --                --             --              --
     Net realized gains....................        (13,714,925)    (2,679,706)         (534,955)            --              --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.....................        (15,262,725)    (4,068,519)         (891,955)      (320,568)        (11,000)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .........         13,451,249     28,305,473        13,182,576      5,379,270       2,848,710
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares..........        102,759,989     22,447,898       108,991,068        500,000      20,304,190
     Value of distributions reinvested.....         15,262,919      4,068,514           891,957        320,568          11,119
     Cost of shares redeemed...............        (22,728,207)    (8,394,578)       (1,859,103)       (26,849)     (1,214,575)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase(decrease)from share transactions  95,294,701     18,121,834       108,023,922        793,719      19,100,734
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.        108,745,950     46,427,307       121,206,498      6,172,989      21,949,444

NET ASSETS
   Beginning of period.....................        160,979,820    114,552,513        26,359,414     20,186,425              --
------------------------------------------------------------------------------------------------------------------------------------
   End of period...........................       $269,725,770   $160,979,820      $147,565,912    $26,359,414     $21,949,444
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD .......       $    648,567   $  1,052,851      $    217,429    $   270,205     $     9,091
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
     Shares sold by subscription...........          7,508,953      1,718,638         7,512,422         34,868       1,924,095
     Issued for distributions reinvested...          1,143,290        349,529            60,884         26,105           1,028
     Shares redeemed.......................         (1,725,188)      (650,568)         (116,910)        (1,902)       (109,825)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.....          6,927,055      1,417,599         7,456,396         59,071       1,815,298
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              MID-CAP
                                                       VALUE                  MID-CAP                          VALUE
                                                       EQUITY                 GROWTH                           EQUITY
                                                        FUND                   FUND                             FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                    PERIOD ENDED      SIX MONTHS ENDED      YEAR      SIX MONTHS ENDED    PERIOD
                                                       3/31/00            3/31/00           ENDED          3/31/00        ENDED
                                                   (UNAUDITED)(B)        (UNAUDITED)       9/30/99       (UNAUDITED)    9/30/99(C)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income.................     $        55,201    $        71,338   $      82,290  $       54,409  $      79,149
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related  transactions .....               2,034            156,864         157,720         (86,365)      (104,964)
     Net increase (decrease) in unrealized
       appreciation/depreciation ..........           1,901,681          5,136,761       1,764,331       1,057,350       (104,470)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations          1,958,916          5,364,963       2,004,341       1,025,394       (130,285)
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.................                  --            (93,000)        (80,475)       (115,000)            --
     Return of capital.....................                  --                 --              --              --             --
     Net realized gains....................                  --                 --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.....................                  --            (93,000)        (80,475)       (115,000)            --
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .........           1,958,916          5,271,963       1,923,866         910,394       (130,285)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares..........          30,164,902            726,159         100,002              --     33,107,697
     Value of distributions reinvested.....                  --             93,000          80,475         115,004             --
     Cost of shares redeemed...............                  --                 --              --              --    (22,795,498)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase(decrease)from share transactions   30,164,902            819,159         180,477         115,004     10,312,199
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.          32,123,818          6,091,122       2,104,343       1,025,398     10,181,914

NET ASSETS
   Beginning of period.....................                  --         15,312,841      13,208,498      10,181,914             --
------------------------------------------------------------------------------------------------------------------------------------
   End of period...........................         $32,123,818        $21,403,963     $15,312,841     $11,207,312    $10,181,914
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD .......         $    55,201        $    37,431     $    59,093     $   18,558     $    79,149
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
     Shares sold by subscription...........           3,044,794             67,439           8,795              --      3,042,924
     Issued for distributions reinvested...                  --              8,201           8,427          11,080             --
     Shares redeemed.......................                  --                 --              --              --     (2,015,274)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.....           3,044,794             75,640          17,222          11,080      1,027,650
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                           SMALL-CAP
                                                          VALUE EQUITY
                                                              FUND
--------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED    YEAR
                                                     3/31/00         ENDED
                                                   (UNAUDITED)      9/30/99
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income.................        $     13,256    $     12,735
     Net realized gain (loss) on investments,
       futures, written options, and foreign
       currency related  transactions .....           2,747,506         196,098
     Net increase (decrease) in unrealized
       appreciation/depreciation ..........             965,079       1,051,365
--------------------------------------------------------------------------------------
     Net increase (decrease) from operations          3,725,841       1,260,198
--------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.................             (22,210)        (33,674)
     Return of capital.....................                  --              --
     Net realized gains....................            (303,654)             --
--------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS.....................            (325,864)        (33,674)
--------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .........           3,399,977       1,226,524
--------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares..........          52,823,883      20,948,085
     Value of distributions reinvested.....             325,869          33,670
     Cost of shares redeemed...............         (49,418,725)    (20,977,821)
--------------------------------------------------------------------------------------
     Net increase(decrease)from share transactions    3,731,027           3,934
--------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.           7,131,004       1,230,458

NET ASSETS
   Beginning of period.....................          10,286,924       9,056,466
--------------------------------------------------------------------------------------
   End of period...........................         $17,417,928     $10,286,924
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD .......         $    2,511      $    11,465
--------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
     Shares sold by subscription...........           4,459,141       2,029,729
     Issued for distributions reinvested...              30,173           3,609
     Shares redeemed.......................          (4,154,697)     (2,032,645)
--------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.....             334,617             693
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

See Notes to Financial Statements.



                                    68 & 69

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------------------
                                                                INTERNATIONAL                        EUROPE
                                                                   EQUITY                            EQUITY
                                                                    FUND                              FUND
--------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED       YEAR       SIX MONTHS ENDED     PERIOD
                                                          3/31/00           ENDED           3/31/00          ENDED
                                                         (UNAUDITED)        9/30/99        (UNAUDITED)     9/30/99(D)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
Net investment income......................        $       473,300   $    1,468,999  $         8,414     $    116,193
Net realized gain (loss) on investments, futures,
   written options, and foreign currency related
   transactions ..........................              37,039,406        5,581,781        1,993,903         (107,528)
Net increase (decrease) in unrealized
   appreciation/depreciation .............              26,200,595       26,399,950        2,756,506          (39,031)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations....             63,713,301       33,450,730        4,758,823          (30,366)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................             (1,398,016)      (1,386,768)        (100,156)              --
Return of capital..........................                     --               --               --               --
Net realized gains.........................             (7,534,112)      (4,011,536)              --               --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................             (8,932,128)      (5,398,304)        (100,156)              --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ...........             54,781,173       28,052,426        4,658,667          (30,366)
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from sale of shares...............            154,479,498       63,250,137       81,861,633       20,540,050
Value of distributions reinvested..........              8,932,087        5,398,304          100,156               --
Cost of shares redeemed....................            (29,601,050)     (13,140,485)     (81,585,572)     (10,430,000)
--------------------------------------------------------------------------------------------------------------------------
Net increase(decrease) from share transactions         133,810,535       55,507,956          376,217       10,110,050
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....            188,591,708       83,560,382        5,034,884       10,079,684
NET ASSETS.................................
Beginning of period........................            197,974,179      114,413,797       10,079,684               --
End of period..............................           $386,565,887     $197,974,179      $15,114,568      $10,079,684
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME, END OF PERIOD ........           $    169,637     $  1,094,353      $   (19,684)     $    72,058
--------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
Shares sold by subscription................             10,891,736        5,068,474        6,140,703        2,010,552
Issued for distributions reinvested........                655,807          489,869            8,466               --
Shares redeemed............................             (2,072,450)      (1,081,713)      (6,121,055)      (1,000,000)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.....              9,475,093        4,476,630           28,114        1,010,552
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               EMERGING               STRATEGIC
                                                               MARKETS               INVESTMENT                  INCOME
                                                                FUND                    FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED     YEAR       PERIOD ENDED    SIX MONTHS ENDED        YEAR
                                                        3/31/00         ENDED          3/31/00           3/31/00            ENDED
                                                      (UNAUDITED)      9/30/99    (UNAUDITED)(A)      (UNAUDITED)          9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
Net investment income......................         $     (21,902)  $      8,272  $      83,007     $    3,782,244      $ 4,402,558
Net realized gain (loss) on investments, futures,
   written options, and foreign currency related
   transactions ..........................              1,197,553       (570,834)        99,727         (2,022,136)        (632,492)
Net increase (decrease) in unrealized
   appreciation/depreciation .............              4,394,340      4,091,375        576,083          1,377,785       (4,143,419)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations....             5,569,991      3,528,813        758,817          3,137,893         (373,353)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................                (8,580)        (8,870)       (45,000)        (3,774,722)      (4,410,028)
Return of capital..........................                    --         (6,199)            --                 --               --
Net realized gains.........................                    --             --             --                 --       (1,229,810)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................                (8,580)       (15,069)       (45,000)        (3,774,722)      (5,639,838)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ...........             5,561,411      3,513,744        713,817           (636,829)      (6,013,191)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from sale of shares...............             1,025,000             --      9,317,576         92,142,769       24,422,296
Value of distributions reinvested..........                 8,578         15,068         44,996          3,665,898        5,608,108
Cost of shares redeemed....................              (139,957)            --     (1,631,077)        (1,419,925)         (80,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase(decrease) from share transactions            893,621         15,068      7,731,495         94,388,742       29,950,404
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....             6,455,032      3,528,812      8,445,312         93,751,913       23,937,213
NET ASSETS.................................
Beginning of period........................             8,592,148      5,063,336             --         95,381,349       71,444,136
End of period..............................           $15,047,180     $8,592,148     $8,445,312       $189,133,262      $95,381,349
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME, END OF PERIOD ........           $   (44,638)    $  (14,156)    $   38,007       $     (3,536)     $   (11,058)
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
Shares sold by subscription................                75,174             --        922,715          9,799,799        2,536,572
Issued for distributions reinvested........                   583          1,957          4,373            388,976          565,769
Shares redeemed............................                (7,722)            --       (156,198)          (150,946)          (8,359)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.....                68,035          1,957        770,890         10,037,829        3,093,982
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                             MONEY
                                                             MARKET
                                                              FUND
------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED    YEAR
                                                          3/31/00       ENDED
                                                       (UNAUDITED)     9/30/99
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
Net investment income......................          $    95,604    $   332,821
Net realized gain (loss) on investments, futures,
   written options, and foreign currency related
   transactions ..........................                   (44)           (27)
Net increase (decrease) in unrealized
   appreciation/depreciation .............                    --            --
------------------------------------------------------------------------------
Net increase (decrease) from operations....               95,560        332,794
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................              (95,563)      (332,862)
Return of capital..........................                   --             --
Net realized gains.........................                   --             --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................              (95,563)      (332,862)
------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ...........                   (3)          (68)
------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Proceeds from sale of shares...............            4,171,888             --
Value of distributions reinvested..........               92,010        332,504
Cost of shares redeemed....................           (6,246,221)    (1,698,585)
------------------------------------------------------------------------------
Net increase(decrease) from share transactions        (1,982,323)   (1,366,081)
------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....           (1,982,326)    (1,366,149)
NET ASSETS.................................
Beginning of period........................            5,736,077      7,102,226
End of period..............................           $3,753,751     $5,736,077
------------------------------------------------------------------------------
------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME, END OF PERIOD ........           $       39     $       (2)
------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
Shares sold by subscription................            4,171,888            --
Issued for distributions reinvested........               92,010        332,504
Shares redeemed............................           (6,246,221)    (1,698,585)
------------------------------------------------------------------------------
Net increase (decrease) in fund shares.....           (1,982,323)    (1,366,081)
------------------------------------------------------------------------------

(a) For the period October 31, 1999 (inception) through March 31, 2000.
(b) For the period February 2, 2000 (inception) through March 31, 2000.
(c) For the period December 31, 1998 (inception) through September 30, 1999.
(d) For the period January 29, 1999 (inception) through September 30, 1999.

See Notes to Financial Statements.



                                    70 & 71

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of fifteen investment funds (each a "Fund" and collectively the "Funds") although only the following thirteen are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Europe Equity Fund, Emerging Markets Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds (except Money Market Fund) are presently authorized to issue two classes of shares --- the Investment Class and the Service Class. However, as of March 31, 2000, only the Investment Class has investors. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

These financial statements only represent the activities of the Investment
Class.

GE Investment Management Incorporated, the Funds' investment advisor and a wholly owned subsidiary of General Electric Company, changed its name to GE Asset Management Incorporated ("GEAM") effective January 28, 2000.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds receive compensation in the form of fees in addition to the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

Each of the Funds, other than the Small-Cap Value Equity Fund and the Money Market Fund, may invest in financial futures contracts and each of the Funds, other than the Money Market Fund, may purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

The Funds may engage in swap transactions, specifically interest rate, currency, equity, index and total return swaps as part of their investment strategies. Swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, effective return or total return throughout the lives of the agreements. The interest, effective return or total return to be paid or received on swaps is recognized as net interest expense or net interest income on the Statement of Operations over the life of the agreement, while related payables and receivables are recorded gross on the Statement of Assets and Liabilities. Unrealized gains are reported as assets and unrealized losses are reported as liabilities on the Statement of Assets and Liabilities. A real-

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ized gain or loss is recorded upon termination of the swap agreement. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency exchange contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized foreign currency related transactions gains or losses. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENT IN FOREIGN MARKETS

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. At March 31, 2000, the Emerging Markets Fund has recorded an accrual in the amount of $22,706 for capital gains taxes incurred, and a deferred tax accrual of $216,035 in respect of unrealized appreciation on applicable investments in securities. These accruals are included in net realized and unrealized gain (loss) on investments in the Statements of Operations.

INCOME TAXES

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of March 31, 2000 the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

             FUND                     AMOUNT         EXPIRES
-------------------------------------------------------------
Emerging Markets Fund                $375,590         2007
Mid-Cap Growth Fund                   475,601         2007

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses after October 31, 1998 as follows:

             FUND                    CURRENCY        CAPITAL
-------------------------------------------------------------
U.S. Equity Fund                   $    1,581    $        --
Mid-Cap Growth Fund                         5             --
Mid-Cap Value Equity Fund                  --        104,964
Small Cap Value Equity Fund                --         41,030
International Equity Fund             423,145             --
Europe Equity Fund                     44,135         56,174
Emerging Markets Fund                  29,031        237,049
Income Fund                                --        878,518
Money Market Fund                          --             27

DISTRIBUTIONS TO SHAREHOLDERS

The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded, net of non-reclaimable tax withholdings, on the ex-dividend date, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds amortized to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES
The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees.

3.   SECURITY LENDING

At March 31, 2000, the GE Institutional Income Fund, which is the only fund that participated in securities lending, had loaned securities having a value, including accrued interest, of approximately $28,696,678 and received $28,982,399 in cash as collateral for loans.

4.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES
Compensation of GEAM for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                            BASED ON AVERAGE DAILY NET ASSETS

                           AVERAGE DAILY       ADVISORY AND
                         NET ASSETS OF FUND  ADMINISTRATION FEES*
------------------------------------------------------------------
U.S. Equity Fund         First $25 million          .55%
Premier Growth           Next $25 million           .45%
  Equity Fund            Over $50 million           .35%
Value Equity Fund
Mid-Cap Growth Fund
S&P 500  Index Fund      All assets                 .15%
Mid-Cap Value            First $25 million          .65%
  Equity Fund            Next $25 million           .60%
                         Over $50 million           .55%
Small-Cap Value          First $25 million          .70%
  Equity Fund            Next $25 million           .65%
                         Over $50 million           .60%
International Equity     First $25 million          .75%
  Fund                   Next $50 million           .65%

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                            BASED ON AVERAGE DAILY NET ASSETS

                           AVERAGE DAILY       ADVISORY AND
                         NET ASSETS OF FUND  ADMINISTRATION FEES*
------------------------------------------------------------------
Europe Equity Fund       Over $75 million           .55%
Emerging Markets         First $50 million         1.05%
  Fund                   Over $50 million           .95%
Strategic Investment     First $25 million          .45%
  Fund                   Next $25 million           .40%
                         Over $50 million           .35%
Income Fund              First $25 million          .35%
                         Next $25 million           .30%
                         Next $50 million           .25%
                         Over $100 million          .20%
Money Market             First $25 million          .25%
  Fund                   Next $25 million           .20%
                         Next $50 million           .15%
                         Over $100 million          .10%

* FROM TIME TO TIME, GEAM MAY WAIVE OR REIMBURSE ADVISORY OR
  ADMINISTRATIVE FEES PAID BY A FUND.

TRUSTEE COMPENSATION

The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $5,000 and an additional fee of $500 per Trustees' meeting attended in person.

5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, State Street Global Advisers, ("SSgA"), a division of State Street Bank and Trust Company, is the sub-adviser to the S&P 500 Index Fund; Palisade Capital Management, LLC ("Palisade") is the sub-adviser to the Small-Cap Value Equity Fund; NWQ Investment Management Company ("NWQ") is the sub-adviser to the Mid-Cap Value Equity Fund.

SSgA, Palisade and NWQ are responsible for the day-to-day portfolio management of the assets of the S&P 500 Index Fund, the Small-Cap Value Equity Fund and the Mid-Cap Value Equity Fund, respectively, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays SSgA, Palisade and NWQ monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

6.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 2000, were as follows:

                                                      NET
                        GROSS          GROSS       UNREALIZED
                      UNREALIZED     UNREALIZED   APPRECIATION/
                     APPRECIATION   DEPRECIATION (DEPRECIATION)
----------------------------------------------------------------
U.S. Equity Fund    $49,887,720    $13,081,790    $36,805,930
S&P 500
    Index Fund       15,895,606      2,358,127     13,537,479
Premier Growth
    Equity Fund       3,067,944        467,641      2,600,303
Value Equity Fund     2,508,095        617,146      1,890,949
Mid-Cap
    Growth Fund       7,495,127      1,983,492      5,511,635
Mid-Cap Value
    Equity Fund       2,323,885      1,371,005       952,880
Small-Cap Value
    Equity Fund       2,187,667        931,092     1,256,575
International
    Equity Fund      54,018,652     16,287,904    37,730,748
Europe Equity Fund    3,534,785        816,915     2,717,870
Emerging Markets
    Fund              6,610,199        427,500     6,182,699
Strategic Investment
    Fund                817,030        240,954       576,076
Income Fund             940,846      2,060,240    (1,119,394)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 2000.

7.   OPTIONS

During the period ended March 31, 2000, the following option contracts were written:

                                             INCOME FUND
                                   -----------------------------
                                       NUMBER
                                   OF CONTRACTS        PREMIUM
----------------------------------------------------------------
Balance as of September 30, 1999          --        $     --

Written                                2,120           4,638

Closed and Expired                    (2,120)         (4,638)

Exercised                                  --             --
----------------------------------------------------------------
Balance as of March 31, 2000              --        $     --
----------------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                        SMALL-CAP VALUE FUND
                                   -----------------------------
                                       NUMBER
                                   OF CONTRACTS        PREMIUM
----------------------------------------------------------------
Balance as of September 30, 1999          --      $       --

Written                                  146          64,013
Closed and Expired                       (41)        (14,686)

Exercised                               (105)        (49,327)
----------------------------------------------------------------
Balance as of March 31, 2000              --      $       --
----------------------------------------------------------------

8. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2000, were as follows:

                               PURCHASES           SALES
----------------------------------------------------------------
U.S. Equity Fund            $143,923,151     $  60,446,940
S&P 500 Index Fund           125,024,107        19,472,422
Premier Growth    Equity Fund 19,149,340         1,109,242
Value Equity Fund             30,771,634         1,863,154
Mid-Cap Growth Fund            2,373,375         1,917,951
Mid-Cap Value Equity Fund      2,540,499         2,406,026
Small-Cap Value  Equity Fund  20,420,549        17,291,444
International Equity Fund    236,685,745       117,570,031
Europe Equity Fund             6,051,245         5,949,222
Emerging Markets Fund          3,682,595         2,710,728
Strategic Investment Fund     10,826,628         3,243,199
Income Fund                  242,772,674       149,460,819

Open swap transactions held by the Funds consisted of the following as of March 31, 2000:

INCOME FUND

                                               NOTIONAL AMOUNT
                                               ---------------

Total Return Swap with Morgan
Stanley Capital Services Inc. on the
Lehman Brothers Asset Backed
Securities Index. Fund receives/
pays the positive/negative return
on the Index and pays one-month
LIBOR minus 35 basis points, expires
January 31, 2001.                                  $1,550,000

                                               NOTIONAL AMOUNT
                                               ---------------
Total Return Swap with Morgan
Stanley Capital Services Inc. on the
investment grade portion of the
Lehman Brothers CMBS Index.
Fund receives/pays the positive/
negative return on the Index and
pays one-month LIBOR minus 35
basis points, expires June 30, 2000.               $2,346,000

9. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain directly and indirectly owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2000 are:

                             5% OR GREATER
                             SHAREHOLDERS
                             -------------
                                       % OF      % OF FUND HELD
                            NUMBER   FUND HELD  BY GE AFFILIATES*
-----------------------------------------------------------------
U.S. Equity Fund               4         85%           63%

S&P 500 Index Fund             2         97%           97%

Premier Growth Equity Fund     3        100%          100%

Value Equity Fund              4         96%           85%

Mid-Cap Growth Fund            3         97%           83%

Mid-Cap Value Equity Fund      1        100%          100%

Small-Cap Value Equity Fund    2        100%          100%

International Equity Fund      4         88%           56%

Europe Equity Fund             1        100%          100%

Emerging Markets Fund          3         98%           80%

Strategic Investment Fund      1        100%          100%

Income Fund                    4         89%           28%

Money Market Fund              4        100%          100%

Investment activities of these shareholders could have a material impact on these Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.

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                                       80

                                         GE INSTITUTIONAL FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

  PORTFOLIO MANAGERS


  U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  S&P 500 INDEX FUND
  James B. May
    State Street Global Advisors

  PREMIER GROWTH EQUITY FUND
  David B. Carlson

  VALUE EQUITY FUND
  Peter J. Hathaway

  MID-CAP GROWTH FUND
  Ralph E. Whitman, Jr.

  MID-CAP VALUE EQUITY FUND
  Jon D. Bosse
    NWQ Investment Management Company

  SMALL-CAP VALUE EQUITY FUND
  Senior Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg
     Palisade Capital Management, L.L.C.

  INTERNATIONAL EQUITY FUND
  EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  EUROPE EQUITY FUND
  Michael J. Solecki

  STRATEGIC INVESTMENT FUND
  David B. Carlson
  Ralph R. Layman
  Robert A. MacDougall

  INCOME FUND
  MONEY MARKET FUND
  Team led by
    Robert A. MacDougall

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Asset Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  ASSISTANT TREASURER
  Michael M. D'Ambrosio

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Sutherland, Asbill & Brennan, L.L.P

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP

  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
  Eugene K. Bolton, EVP, DOMESTIC EQUITIES
  Michael J. Cosgrove, EVP, MUTUAL FUNDS
  John J. Walker, EVP, CHIEF FINANCIAL OFFICER
  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
  Robert A. MacDougall, EVP, FIXED INCOME
  Geoffrey R. Norman, EVP, MARKETING
  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

[GE LOGO OMITTED]
WE BRING GOOD THINGS TO LIFE.